UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05002

Deutsche Variable Series II
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Alternative Asset Allocation VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
6 Statement of Assets and Liabilities
7 Statement of Operations
7 Statement of Changes in Net Assets
9 Financial Highlights
11 Notes to Financial Statements
15 Information About Your Fund's Expenses
16 Proxy Voting
17 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility in commodity prices, infrastructure and high-yield debt securities; market direction risk (market advances when short, market declines when long); and short sales risk. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.73% and 2.03% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment in Deutsche Alternative Asset Allocation VIP from 2/2/09 to 6/30/15

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,854	$9,625	$10,865	$12,384	$15,584
	Average annual total return	–1.46%	–3.75%	2.80%	4.37%	7.16%
MSCI World Index	Growth of $10,000	$10,263	$10,143	$14,920	$18,502	$23,767
	Average annual total return	2.63%	1.43%	14.27%	13.10%	14.44%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,990	$10,186	$10,558	$11,790	$13,272
	Average annual total return	–0.10%	1.86%	1.83%	3.35%	4.51%
Blended Index	Growth of $10,000	$10,188	$10,165	$13,496	$16,357	$20,353
	Average annual total return	1.88%	1.65%	10.51%	10.34%	11.71%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through June 30, 2015, which is based on the performance period of the life of the Fund.

Comparative Results
Deutsche Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$9,843	$9,601	$10,782	$12,226	$14,413
	Average annual total return	–1.57%	–3.99%	2.54%	4.10%	5.79%
MSCI World Index	Growth of $10,000	$10,263	$10,143	$14,920	$18,502	$20,298
	Average annual total return	2.63%	1.43%	14.27%	13.10%	12.34%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,990	$10,186	$10,558	$11,790	$12,983
	Average annual total return	–0.10%	1.86%	1.83%	3.35%	4.38%
Blended Index	Growth of $10,000	$10,188	$10,165	$13,496	$16,357	$18,043
	Average annual total return	1.88%	1.65%	10.51%	10.34%	10.19%

The growth of $10,000 is cumulative.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through June 30, 2015, which is based on the performance period of the life of Class B.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	6/30/15	12/31/14

Commodity	13%	10%
Deutsche Enhanced Commodity Strategy Fund	13%	10%
Real Return	37%	35%
Deutsche Global Infrastructure Fund	17%	19%
Deutsche Global Inflation Fund	9%	7%
Deutsche Real Estate Securities Fund	6%	5%
Deutsche Global Real Estate Securities Fund	5%	3%
Deutsche Real Estate Securities Income Fund	0%	1%
Hedge Strategy	12%	11%
Deutsche Diversified Market Neutral Fund	11%	10%
Deutsche Strategic Equity Long/Short Fund	1%	1%
Currency	16%	15%
Deutsche Enhanced Emerging Markets Fixed Income Fund	16%	15%
Opportunistic	22%	29%
Deutsche Floating Rate Fund	12%	13%
SPDR Barclays Convertible Securities ETF	10%	13%
SPDR Barclays Short Term High Yield Bond Fund ETF	—	3%
	100%	100%

* Investment strategies will fall into the following categories: Commodities, Real-Return, Hedge Strategy, Currency and Opportunistic. Commodities investments seek to provide exposure to hard assets. Real-Return investments seek to provide a measure of inflation protection. Hedge Strategy investments seek to generate returns independent of the broader markets. Currency investments seek to offer exposure to foreign investments, many of which are not denominated in U.S. dollars. Opportunistic investments seek to offer exposure to categories generally not included in investors' allocations.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Pankaj Bhatnagar, PhD

Darwei Kung

Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Mutual Funds 88.5%
Deutsche Diversified Market Neutral Fund "Institutional"* (a)	1,428,349	12,169,533
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	1,070,099	14,585,443
Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	1,840,127	17,591,613
Deutsche Floating Rate Fund "Institutional" (a)	1,518,785	13,881,699
Deutsche Global Inflation Fund "Institutional" (a)	998,112	9,821,425
Deutsche Global Infrastructure Fund "Institutional" (a)	1,350,265	18,782,184
Deutsche Global Real Estate Securities Fund "Institutional" (a)	652,220	5,635,179
Deutsche Real Estate Securities Fund "Institutional" (a)	332,052	6,959,815
Deutsche Real Estate Securities Income Fund "Institutional" (a)	57,281	539,010
Deutsche Strategic Equity Long/Short Fund "Institutional" (a)	146,205	1,424,037
Total Mutual Funds (Cost $103,759,223)		101,389,938
	Shares	Value ($)

Exchange-Traded Fund 9.4%
SPDR Barclays Convertible Securities (Cost $9,769,384)	226,694	10,783,834

Cash Equivalents 2.2%
Central Cash Management Fund, 0.09% (a) (b) (Cost $2,495,906)	2,495,906	2,495,906

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $116,024,513)†	100.1	114,669,678
Other Assets and Liabilities, Net	(0.1)	(72,543)
Net Assets	100.0	114,597,135

* Non-income producing security.

† The cost for federal income tax purposes was $117,792,382. At June 30, 2015, net unrealized depreciation for all securities based on tax cost was $3,122,704. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,343,076 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,465,780.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$101,389,938	$—	$—	$101,389,938
Exchange-Traded Fund	10,783,834	—	—	10,783,834
Short-Term Investment	2,495,906	—	—	2,495,906
Total	$114,669,678	$—	$—	$114,669,678

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $106,255,129)	$103,885,844
Investments in non-affiliated Underlying Funds, at value (cost $9,769,384)	10,783,834
Total investments in securities, at value (cost $116,024,513)	114,669,678
Receivable for Fund shares sold	50,699
Interest receivable	265
Other assets	1,577
Total assets	114,722,219
Liabilities
Payable for Fund shares redeemed	29,116
Accrued management fee	14,865
Accrued Trustees' fees	376
Other accrued expenses and payables	80,727
Total liabilities	125,084
Net assets, at value	$114,597,135
Net Assets Consist of
Undistributed net investment income	860,155
Net unrealized appreciation (depreciation) on investments	(1,354,835)
Accumulated net realized gain (loss)	(1,866,087)
Paid-in capital	116,957,902
Net assets, at value	$114,597,135
Class A Net Asset Value, offering and redemption price per share ($20,407,892 ÷ 1,540,116 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.25
Class B Net Asset Value, offering and redemption price per share ($94,189,243 ÷ 7,104,776 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Income distributions from affiliated Underlying Funds	$1,031,311
Dividends	184,744
Total income	1,216,055
Expenses: Management fee	189,044
Administration fee	57,057
Services to shareholders	1,262
Record keeping fees (Class B)	24,946
Distribution service fee (Class B)	117,403
Custodian fee	5,049
Professional fees	32,040
Reports to shareholders	19,140
Registration fees	40
Trustees' fees and expenses	3,404
Other	1,037
Total expenses before expense reductions	450,422
Expense reductions	(131,296)
Total expenses after expense reductions	319,126
Net investment income (loss)	896,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(113,576)
Sale of non-affiliated Underlying Funds	(184,053)
Capital gain distributions from affiliated Underlying Funds	262,745
(34,884)
Change in net unrealized appreciation (depreciation) on investments	(2,696,785)
Net gain (loss)	(2,731,669)
Net increase (decrease) in net assets resulting from operations	$(1,834,740)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$896,929	$2,410,031
Operations: Net investment income	$896,929	$2,410,031
Net realized gain (loss)	(34,884)	367,010
Change in net unrealized appreciation (depreciation)	(2,696,785)	335,372
Net increase (decrease) in net assets resulting from operations	(1,834,740)	3,112,413
Distributions to shareholders from: Net investment income: Class A	(610,326)	(310,914)
Class B	(2,547,011)	(1,375,733)
Net realized gains: Class A	(44,846)	(99,727)
Class B	(205,010)	(510,421)
Total distributions	(3,407,193)	(2,296,795)
Fund share transactions: Class A Proceeds from shares sold	2,127,360	5,912,399
Reinvestment of distributions	655,172	410,641
Payments for shares redeemed	(1,074,916)	(1,499,503)
Net increase (decrease) in net assets from Class A share transactions	1,707,616	4,823,537
Class B Proceeds from shares sold	7,489,983	15,772,435
Reinvestment of distributions	2,752,021	1,886,154
Payments for shares redeemed	(5,328,418)	(8,841,659)
Net increase (decrease) in net assets from Class B share transactions	4,913,586	8,816,930
Increase (decrease) in net assets	1,379,269	14,456,085
Net assets at beginning of period	113,217,866	98,761,781
Net assets at end of period (including undistributed net investment income of $860,155 and $3,120,563, respectively)	$114,597,135	$113,217,866
Other Information
Class A Shares outstanding at beginning of period	1,416,911	1,072,115
Shares sold	154,303	422,091
Shares issued to shareholders in reinvestment of distributions	47,892	29,692
Shares redeemed	(78,990)	(106,987)
Net increase (decrease) in Class A shares	123,205	344,796
Shares outstanding at end of period	1,540,116	1,416,911
Class B Shares outstanding at beginning of period	6,744,084	6,114,865
Shares sold	545,691	1,125,357
Shares issued to shareholders in reinvestment of distributions	201,024	136,283
Shares redeemed	(386,023)	(632,421)
Net increase (decrease) in Class B shares	360,692	629,219
Shares outstanding at end of period	7,104,776	6,744,084

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.88		$13.75	$13.90	$13.24	$13.85	$12.63
Income (loss) from investment operations: Net investment incomea	.12		.36	.26	.33	.64	.46
Net realized and unrealized gain (loss)	(.31)		.13	(.13)	.93	(1.02)	1.09
Total from investment operations	(.19)		.49	.13	1.26	(.38)	1.55
Less distributions from: Net investment income	(.41)		(.27)	(.28)	(.49)	(.19)	(.18)
Net realized gains	(.03)		(.09)	—	(.11)	(.04)	(.15)
Total distributions	(.44)		(.36)	(.28)	(.60)	(.23)	(.33)
Net asset value, end of period	$13.25		$13.88	$13.75	$13.90	$13.24	$13.85
Total Return (%)b,c	(1.46	)**	3.50	.93	9.72	(2.87)	12.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		20	15	10	7	5
Ratio of expenses before expense reductions (%)d	.54	*	.56	.64	.63	.61	.94
Ratio of expenses after expense reductions (%)d	.34	*	.32	.27	.30	.30	.21
Ratio of net investment income (%)	1.81	*	2.54	1.86	2.46	4.72	3.51
Portfolio turnover rate (%)	14	**	28	40	22	39	6
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.
d The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.87		$13.74	$13.88	$13.23	$13.84	$12.61
Income (loss) from investment operations: Net investment incomea	.10		.31	.22	.30	.61	.42
Net realized and unrealized gain (loss)	(.30)		.14	(.11)	.91	(1.03)	1.09
Total from investment operations	(.20)		.45	.11	1.21	(.42)	1.51
Less distributions from: Net investment income	(.38)		(.23)	(.25)	(.45)	(.15)	(.13)
Net realized gains	(.03)		(.09)	—	(.11)	(.04)	(.15)
Total distributions	(.41)		(.32)	(.25)	(.56)	(.19)	(.28)
Net asset value, end of period	$13.26		$13.87	$13.74	$13.88	$13.23	$13.84
Total Return (%)b,c	(1.57	)**	3.24	.75	9.36	(3.12)	12.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94		94	84	62	41	23
Ratio of expenses before expense reductions (%)d	.84	*	.86	.93	.88	.86	1.19
Ratio of expenses after expense reductions (%)d	.61	*	.57	.52	.55	.55	.46
Ratio of net investment income (%)	1.52	*	2.22	1.57	2.25	4.47	3.26
Portfolio turnover rate (%)	14	**	28	40	22	39	6
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.
d The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Alternative Asset Allocation VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds"), non-affiliated exchange-traded funds ("Non-affiliated ETFs") and derivative investments. Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." During the six months ended June 30, 2015, the Fund primarily invested in underlying Deutsche Funds and non-affiliated ETFs. Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying Deutsche Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETF securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $17,376,764 and $4,807,000, respectively. Purchases and sales of Non-affiliated ETFs aggregated $3,834,688 and $10,416,087, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

RREEF America L.L.C. ("RREEF"), an indirect wholly owned subsidiary of Deutsche Bank AG, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Deutsche Funds.

The Fund does not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund's outstanding shares. At June 30, 2015, the Fund held 5% or greater of the following Underlying Deutsche Fund's outstanding shares: approximately 10% of Deutsche Diversified Market Neutral Fund, 9% of Deutsche Enhanced Emerging Markets Fixed Income Fund and 6% of Deutsche Global Inflation Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in other Deutsche Funds	.20%
On assets invested in all other assets not considered Deutsche Funds	1.20%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.33% of the Fund's average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

For the period from January 1, 2015 through April 30, 2015, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.32%
Class B	.57%

Effective May 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.42%
Class B	.71%

For the six months ended June 30, 2015, the Advisor agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$20,478
Class B	110,818
$131,296

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $57,057, of which $9,487 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2015
Class A	$49	$24
Class B	75	31
	$124	$55

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee aggregated $117,403, of which $19,445 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,002, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2015, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 97%. Two participating insurance companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 62% and 30%, respectively.

E. Transactions with Affiliates

The Fund mainly invests in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the six months ended June 30, 2015 is as follows:
Affiliate	Value ($) at 12/31/2014	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 6/30/2015
Deutsche Diversified Market Neutral Fund	11,773,693	465,000	—	—	—	—	12,169,533
Deutsche Enhanced Commodity Strategy Fund	11,309,510	3,477,033	33,000	(9,553)	16,036	—	14,585,443
Deutsche Enhanced Emerging Markets Fixed Income Fund	16,310,878	2,368,220	611,000	(71,723)	405,220	—	17,591,613
Deutsche Floating Rate Fund	14,486,144	713,620	1,433,000	(31,966)	304,620	—	13,881,699
Deutsche Global Inflation Fund	7,965,785	2,219,540	264,000	(6,494)	62,540	—	9,821,425
Deutsche Global Infrastructure Fund	20,612,292	1,144,430	1,644,000	2,596	127,854	30,576	18,782,184
Deutsche Global Real Estate Securities Fund	3,383,883	2,594,842	19,000	99	52,842	—	5,635,179
Deutsche Real Estate Securities Fund	4,870,451	3,632,441	758,000	3,628	51,261	224,180	6,959,815
Deutsche Real Estate Securities Income Fund	465,079	131,638	2,000	(161)	9,649	7,989	539,010
Deutsche Strategic Equity Long/Short Fund	836,561	630,000	43,000	(2)	—	—	1,424,037
Central Cash Management Fund	3,316,670	13,788,026	14,608,790	—	1,289	—	2,495,906
	95,330,946	31,164,790	19,415,790	(113,576)	1,031,311	262,745	103,885,844

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$985.40	$984.30
Expenses Paid per $1,000*	$1.67	$3.00
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,023.11	$1,021.77
Expenses Paid per $1,000*	$1.71	$3.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	.34%	.61%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Alternative Asset Allocation VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2014.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"). The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund’s current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2AAA-3 (R-028379-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Global Equity VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management Team
7 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
18 Information About Your Fund's Expenses
19 Proxy Voting
20 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 0.95% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Equity VIP

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Global Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,425	$10,118	$14,347	$16,160	$16,155
	Average annual total return	4.25%	1.18%	12.79%	10.08%	4.91%
MSCI All Country World Index	Growth of $10,000	$10,266	$10,071	$14,434	$17,565	$18,608
	Average annual total return	2.66%	0.71%	13.01%	11.93%	6.41%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Common Stocks	98%	96%
Cash Equivalents	2%	3%
Participatory Notes	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks and Participatory Notes)	6/30/15	12/31/14

Health Care	23%	19%
Financials	14%	11%
Consumer Staples	14%	14%
Information Technology	13%	10%
Industrials	12%	19%
Consumer Discretionary	9%	8%
Materials	8%	11%
Energy	5%	7%
Telecommunication Services	2%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

United States	43%	46%
Continental Europe	34%	32%
Canada	7%	7%
United Kingdom	6%	7%
Pacific Basin	5%	3%
Latin America	2%	3%
Other	3%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Nils E. Ernst, PhD

Martin Berberich, CFA

Sebastian P. Werner, PhD

Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 96.9%
Belgium 1.1%
Anheuser-Busch InBev NV (Cost $326,770)	6,000	715,857
Brazil 1.4%
Estacio Participacoes SA	88,000	509,472
Itau Unibanco Holding SA (ADR) (Preferred)	40,000	438,000
(Cost $1,243,468)		947,472
Canada 6.7%
Agnico Eagle Mines Ltd.	24,000	680,880
Alimentation Couche-Tard, Inc. "B"	31,000	1,326,125
Brookfield Asset Management, Inc. "A"	44,000	1,537,358
Canadian Pacific Railway Ltd.	5,000	800,720
(Cost $3,366,665)		4,345,083
Denmark 1.2%
Jyske Bank AS (Registered)* (Cost $772,801)	16,000	801,311
France 2.9%
JC Decaux SA (a)	27,000	1,126,758
Pernod Ricard SA (a)	6,500	750,221
(Cost $1,838,781)		1,876,979
Germany 4.7%
BASF SE	7,000	614,653
Fresenius Medical Care AG & Co. KGaA	16,000	1,319,435
Lanxess AG	18,641	1,100,327
(Cost $2,538,836)		3,034,415
Hong Kong 0.5%
AIA Group Ltd. (Cost $299,420)	46,000	301,651
Indonesia 1.1%
PT Bank Negara Indonesia Persero Tbk (Cost $906,268)	1,835,000	730,367
Ireland 7.0%
Allergan PLC* (b)	5,600	1,699,376
Glanbia PLC	62,000	1,218,597
Kerry Group PLC "A"	11,000	815,390
Shire PLC	10,000	798,942
(Cost $3,326,508)		4,532,305
Israel 0.8%
Mobileye NV* (b) (Cost $410,247)	10,000	531,700
Luxembourg 1.4%
Eurofins Scientific (a) (Cost $712,011)	3,000	912,774
Malaysia 0.7%
IHH Healthcare Bhd. (Cost $390,629)	300,000	449,969
Mexico 1.0%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $634,131)	7,000	623,630
Netherlands 1.2%
Sensata Technologies Holding NV* (b) (Cost $706,618)	15,000	791,100
	Shares	Value ($)

Norway 4.0%
DNO ASA* (a)	291,000	382,588
Gjensidige Forsikring ASA	62,000	999,456
Marine Harvest ASA	105,000	1,207,634
(Cost $2,797,542)		2,589,678
Philippines 2.7%
GT Capital Holdings, Inc.	35,115	1,065,511
Universal Robina Corp.	160,000	689,187
(Cost $1,623,254)		1,754,698
South Africa 2.5%
Aspen Pharmacare Holdings Ltd.*	25,000	741,902
MTN Group Ltd.	48,000	904,170
(Cost $1,680,402)		1,646,072
Sweden 3.8%
Assa Abloy AB "B"	37,500	706,134
Atlas Copco AB "A"	23,000	643,679
Hennes & Mauritz AB "B"	11,000	423,349
Telefonaktiebolaget LM Ericsson "B"	70,000	724,370
(Cost $2,525,870)		2,497,532
Switzerland 4.9%
Galenica AG (Registered)	1,400	1,459,526
Lonza Group AG (Registered)*	6,000	800,635
Nestle SA (Registered)	12,515	902,874
(Cost $2,557,890)		3,163,035
United Kingdom 6.0%
Anglo American PLC	46,000	663,942
Aon PLC (b)	7,000	697,760
Aveva Group PLC	16,000	454,502
Compass Group PLC	59,000	976,785
Halma PLC	40,000	478,756
Smith & Nephew PLC	14,000	235,937
Spirax-Sarco Engineering PLC	7,714	411,268
(Cost $4,217,013)		3,918,950
United States 41.3%
Acadia Healthcare Co., Inc.*	4,000	313,320
Alliance Data Systems Corp.*	4,800	1,401,312
Amphenol Corp. "A"	33,000	1,913,010
Applied Materials, Inc.	35,000	672,700
Bristol-Myers Squibb Co.	14,000	931,560
CBRE Group, Inc. "A"*	18,000	666,000
Cerner Corp.*	12,000	828,720
Danaher Corp. (a)	13,000	1,112,670
eBay, Inc.*	14,000	843,360
Ecolab, Inc.	11,000	1,243,770
Envision Healthcare Holdings, Inc.*	13,000	513,240
Evolent Health, Inc. "A"*	14,280	278,460
Express Scripts Holding Co.* (a)	9,000	800,460
Exxon Mobil Corp.	6,500	540,800
Harman International Industries, Inc.	8,000	951,520
HealthStream, Inc.*	19,000	577,980
JPMorgan Chase & Co. (a)	26,000	1,761,760
Las Vegas Sands Corp.	16,000	841,120
LKQ Corp.*	23,000	695,635
MasterCard, Inc. "A"	14,000	1,308,720
Mead Johnson Nutrition Co.	6,500	586,430
Nielsen NV	16,000	716,320
	Shares	Value ($)

Noble Energy, Inc.	30,000	1,280,400
Omnicare, Inc.	5,000	471,250
Pall Corp.	11,000	1,368,950
Praxair, Inc.	7,500	896,625
Press Ganey Holdings, Inc.*	20,000	573,400
Schlumberger Ltd.	11,000	948,090
United Technologies Corp.	11,000	1,220,230
Zoetis, Inc.	12,000	578,640
(Cost $23,213,327)		26,836,452
Total Common Stocks (Cost $56,088,451)		63,001,030

	Shares	Value ($)

Securities Lending Collateral 10.5%
Daily Assets Fund Institutional, 0.16% (c) (d) (Cost $6,799,243)	6,799,243	6,799,243

Cash Equivalents 2.4%
Central Cash Management Fund, 0.09% (c) (Cost $1,550,183)	1,550,183	1,550,183

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $64,437,877)†	109.8	71,350,456
Other Assets and Liabilities, Net	(9.8)	(6,362,195)
Net Assets	100.0	64,988,261

* Non-income producing security.

† The cost for federal income tax purposes was $64,435,729. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $6,914,727. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,318,661 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,403,934.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $6,566,704, which is 10.1% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$715,857	$—	$715,857
Brazil	947,472	—	—	947,472
Canada	4,345,083	—	—	4,345,083
Denmark	—	801,311	—	801,311
France	—	1,876,979	—	1,876,979
Germany	—	3,034,415	—	3,034,415
Hong Kong	—	301,651	—	301,651
Indonesia	—	730,367	—	730,367
Ireland	1,699,376	2,832,929	—	4,532,305
Israel	531,700	—	—	531,700
Luxembourg	—	912,774	—	912,774
Malaysia	—	449,969	—	449,969
Mexico	623,630	—	—	623,630
Netherlands	791,100	—	—	791,100
Norway	—	2,589,678	—	2,589,678
Philippines	—	1,754,698	—	1,754,698
South Africa	—	1,646,072	—	1,646,072
Sweden	—	2,497,532	—	2,497,532
Switzerland	—	3,163,035	—	3,163,035
United Kingdom	697,760	3,221,190	—	3,918,950
United States	26,836,452	—	—	26,836,452
Short-Term Investments (e)	8,349,426	—	—	8,349,426
Total	$44,821,999	$26,528,457	$—	$71,350,456

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $56,088,451) — including $6,566,704 of securities loaned	$63,001,030
Investment in Daily Assets Fund Institutional (cost $6,799,243)*	6,799,243
Investment in Central Cash Management Fund (cost $1,550,183)	1,550,183
Total investments in securities, at value (cost $64,437,877)	71,350,456
Foreign currency, at value (cost $381,709)	380,281
Receivable for investments sold	90,111
Receivable for Fund shares sold	270
Dividends receivable	46,875
Interest receivable	825
Foreign taxes recoverable	58,949
Other assets	659
Total assets	71,928,426
Liabilities
Payable upon return of securities loaned	6,799,243
Payable for Fund shares redeemed	49,954
Accrued management fee	22,802
Accrued Trustees' fees	305
Other accrued expenses and payables	67,861
Total liabilities	6,940,165
Net assets, at value	$64,988,261
Net Assets Consist of
Undistributed net investment income	319,818
Net unrealized appreciation (depreciation) on: Investments	6,912,579
Foreign currency	(2,895)
Accumulated net realized gain (loss)	(42,482,717)
Paid-in capital	100,241,476
Net assets, at value	$64,988,261
Class A Net Asset Value, offering and redemption price per share ($64,988,261 ÷ 6,806,785 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.55

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $61,235)	$627,954
Interest	761
Income distributions — Central Cash Management Fund	670
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,227
Total income	641,612
Expenses: Management fee	216,067
Administration fee	33,241
Services to shareholders	418
Custodian fee	25,675
Professional fees	34,784
Reports to shareholders	11,559
Trustees' fees and expenses	2,443
Other	10,288
Total expenses before expense reductions	334,475
Expense reductions	(31,981)
Total expenses after expense reductions	302,494
Net investment income	339,118
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,648,774
Foreign currency	26,211
1,674,985
Change in net unrealized appreciation (depreciation) on: Investments	758,730
Foreign currency	2,856
761,586
Net gain (loss)	2,436,571
Net increase (decrease) in net assets resulting from operations	$2,775,689

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$339,118	$421,556
Operations: Net investment income	$339,118	$421,556
Net realized gain (loss)	1,674,985	3,328,692
Change in net unrealized appreciation (depreciation)	761,586	(2,963,485)
Net increase (decrease) in net assets resulting from operations	2,775,689	786,763
Distributions to shareholders from: Net investment income: Class A	(365,100)	(1,256,998)
Fund share transactions: Class A Proceeds from shares sold	1,026,406	2,233,568
Reinvestment of distributions	365,100	1,256,998
Payments for shares redeemed	(6,731,345)	(8,090,295)
Net increase (decrease) in net assets from Class A share transactions	(5,339,839)	(4,599,729)
Increase (decrease) in net assets	(2,929,250)	(5,069,964)
Net assets at beginning of period	67,917,511	72,987,475
Net assets at end of period (including undistributed net investment income of $319,818 and $345,800, respectively)	$64,988,261	$67,917,511
Other Information
Class A Shares outstanding at beginning of period	7,372,593	7,869,570
Shares sold	107,207	240,333
Shares issued to shareholders in reinvestment of distributions	37,523	138,132
Shares redeemed	(710,538)	(875,442)
Net increase (decrease) in Class A shares	(565,808)	(496,977)
Shares outstanding at end of period	6,806,785	7,372,593

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.21		$9.27	$7.96		$6.98	$8.08	$7.45
Income (loss) from investment operations: Net investment incomea	.05		.06	.14		.18	.19	.14
Net realized and unrealized gain (loss)	.34		.04	1.37		1.01	(1.14)	.66
Total from investment operations	.39		.10	1.51		1.19	(.95)	.80
Less distributions from: Net investment income	(.05)		(.16)	(.20)		(.21)	(.15)	(.17)
Net asset value, end of period	$9.55		$9.21	$9.27		$7.96	$6.98	$8.08
Total Return (%)	4.25	b**	1.14	19.31	b	17.34	(12.07)	10.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65		68	73		67	65	83
Ratio of expenses before expense reductions (%)	1.01	*	.95	1.06		1.02	1.03	.99
Ratio of expenses after expense reductions (%)	.91	*	.95	.99		1.02	1.03	.99
Ratio of net investment income (%)	1.02	*	.59	1.69		2.46	2.44	1.90
Portfolio turnover rate (%)	42	**	78	139		18	26	14
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reimbursed. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Equity VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $44,062,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($4,898,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2014 through December 31, 2014, the Fund elected to defer qualified late year losses of approximately $98,000 of net short-term capital losses and treat them as arising in the fiscal year ending December 31, 2015.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $27,310,896 and $32,209,707, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.91%.

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed were $31,981.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $33,241, of which $5,475 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC aggregated $56, of which $28 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,098, of which $4,792 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2015, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,063.

D. Ownership of the Fund

At June 30, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 77% and 23%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,042.50
Expenses Paid per $1,000*	$4.61
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,020.28
Expenses Paid per $1,000*	$4.56

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Equity VIP	.91%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Equity VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GE-3 (R-028380-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Global Growth VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management Team
7 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
16 Notes to Financial Statements
21 Information About Your Fund's Expenses
22 Proxy Voting
23 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.41% and 1.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Growth VIP

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Global Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,407	$9,956	$14,350	$16,087	$18,254
	Average annual total return	4.07%	–0.44%	12.79%	9.97%	6.20%
MSCI World Index	Growth of $10,000	$10,263	$10,143	$14,920	$18,502	$18,557
	Average annual total return	2.63%	1.43%	14.27%	13.10%	6.38%
Deutsche Global Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,390	$9,914	$14,204	$15,808	$17,603
	Average annual total return	3.90%	–0.86%	12.41%	9.59%	5.82%
MSCI World Index	Growth of $10,000	$10,263	$10,143	$14,920	$18,502	$18,557
	Average annual total return	2.63%	1.43%	14.27%	13.10%	6.38%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Common Stocks	96%	95%
Cash Equivalents	4%	4%
Preferred Stock	0%	—
Participatory Notes	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

Health Care	21%	18%
Industrials	15%	20%
Consumer Staples	13%	13%
Financials	13%	11%
Consumer Discretionary	12%	12%
Information Technology	12%	10%
Materials	8%	9%
Energy	4%	6%
Telecommunication Services	2%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

United States	40%	47%
Europe	34%	29%
United Kingdom	8%	7%
Canada	7%	7%
Asia (excluding Japan)	6%	5%
Latin America	2%	2%
Japan	2%	2%
Africa	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Joseph Axtell, CFA

Lead Portfolio Manager

Rafaelina M. Lee

Nils E. Ernst, PhD

Martin Berberich, CFA

Sebastian P. Werner, PhD

Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 95.4%
Australia 0.2%
G8 Education Ltd. (Cost $84,929)	28,757	72,578
Belgium 1.0%
Anheuser-Busch InBev NV (Cost $370,873)	4,000	477,238
Bermuda 0.3%
Lazard Ltd. "A" (Cost $47,986)	2,059	115,798
Brazil 0.7%
Estacio Participacoes SA (Cost $520,471)	57,000	329,999
Canada 6.2%
Agnico Eagle Mines Ltd.	12,000	340,440
Alimentation Couche-Tard, Inc. "B"	18,300	782,841
Brookfield Asset Management, Inc. "A"	25,500	890,969
Canadian Pacific Railway Ltd.	3,000	480,432
Goldcorp, Inc.	8,000	129,600
Quebecor, Inc. "B"	4,507	112,657
SunOpta, Inc.*	11,038	118,438
(Cost $2,433,735)		2,855,377
China 0.2%
Minth Group Ltd. (Cost $85,577)	48,870	109,367
Denmark 1.7%
Jyske Bank AS (Registered)*	10,600	530,869
TDC AS	36,000	263,522
(Cost $799,205)		794,391
Finland 0.2%
Cramo Oyj (Cost $102,721)	4,752	91,762
France 2.4%
Flamel Technologies SA (ADR)*	10,778	228,386
Parrot SA*	664	29,791
Pernod Ricard SA (a)	5,500	634,802
Vivendi SA	9,000	226,901
(Cost $1,128,743)		1,119,880
Germany 5.0%
BASF SE	4,700	412,695
Fresenius Medical Care AG & Co. KGaA	10,500	865,879
LANXESS AG	11,000	649,300
Patrizia Immobilien AG*	4,441	108,586
United Internet AG (Registered)	4,055	180,104
VIB Vermoegen AG	4,543	81,112
(Cost $1,953,170)		2,297,676
Hong Kong 1.1%
AIA Group Ltd.	25,000	163,941
K Wah International Holdings Ltd.	179,323	95,434
Playmates Toys Ltd.	230,951	44,691
REXLot Holdings Ltd.	1,009,635	57,327
Sun Hung Kai & Co., Ltd.	56,380	50,981
Techtronic Industries Co., Ltd.	31,974	105,511
(Cost $562,784)		517,885
	Shares	Value ($)

Indonesia 1.0%
PT Arwana Citramulia Tbk	1,118,618	44,451
PT Bank Negara Indonesia Persero Tbk	800,000	318,416
PT Multipolar Tbk	1,697,639	79,918
(Cost $596,518)		442,785
Ireland 5.8%
Allergan PLC* (c)	3,900	1,183,494
Greencore Group PLC	20,487	100,970
Kerry Group PLC "A"	7,500	555,948
Paddy Power PLC	1,102	94,440
Ryanair Holdings PLC (ADR) (b)	2,097	149,621
Shire PLC	7,500	599,206
(Cost $2,024,151)		2,683,679
Italy 0.8%
Prysmian SpA	4,340	93,529
Unipol Gruppo Finanziario SpA (a)	50,000	254,430
(Cost $263,449)		347,959
Japan 1.8%
Ai Holdings Corp.	5,340	94,673
Avex Group Holdings, Inc.	5,267	92,634
Kusuri No Aoki Co., Ltd.	4,158	184,771
MISUMI Group, Inc.	5,811	82,690
Nippon Seiki Co., Ltd.	7,783	154,909
United Arrows Ltd.	2,070	64,982
Universal Entertainment Corp.	5,003	113,171
UT Holdings Co., Ltd.*	10,269	51,016
(Cost $684,545)		838,846
Korea 0.1%
Suprema, Inc.* (Cost $28,356)	1,395	28,764
Luxembourg 1.4%
Eurofins Scientific (a) (Cost $494,226)	2,100	638,942
Malaysia 0.9%
Hartalega Holdings Bhd.	34,597	78,124
IHH Healthcare Bhd.	150,000	224,984
Nirvana Asia Ltd. 144A	215,599	58,687
Tune Ins Holdings Bhd.	168,551	73,425
(Cost $437,612)		435,220
Mexico 0.9%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $439,160)	4,700	418,723
Netherlands 2.8%
Brunel International NV	3,676	73,103
Constellium NV "A"* (c)	7,061	83,531
ING Groep NV (CVA)	36,000	590,691
SBM Offshore NV*	6,282	74,350
Sensata Technologies Holding NV* (c)	8,632	455,252
(Cost $1,199,971)		1,276,927
Norway 1.8%
DNO ASA* (a)	120,000	157,768
Marine Harvest ASA	60,000	690,077
(Cost $937,473)		847,845
	Shares	Value ($)

Panama 0.2%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $76,369)	3,417	109,959
Philippines 2.1%
Alliance Global Group, Inc.	167,256	80,628
GT Capital Holdings, Inc.	16,600	503,701
Universal Robina Corp.	88,000	379,053
(Cost $954,593)		963,382
Singapore 0.1%
Lian Beng Group Ltd. (Cost $65,155)	156,264	63,218
South Africa 1.1%
MTN Group Ltd. (Cost $527,752)	27,500	518,014
Spain 0.6%
Mediaset Espana Comunicacion SA	18,000	235,757
Talgo SA 144A*	7,098	56,817
(Cost $281,108)		292,574
Sweden 4.2%
Assa Abloy AB "B"	19,500	367,190
Atlas Copco AB "A"	14,600	408,596
BillerudKorsnas AB	20,000	314,307
Hennes & Mauritz AB "B"	8,500	327,133
Nobina AB 144A*	18,007	68,206
Telefonaktiebolaget LM Ericsson "B"	43,000	444,970
(Cost $1,962,274)		1,930,402
Switzerland 5.2%
Dufry AG (Registered)*	645	89,961
Galenica AG (Registered) (a)	810	844,440
Lonza Group AG (Registered)*	3,200	427,006
Nestle SA (Registered)	11,000	793,576
Novartis AG (Registered)	2,700	265,949
(Cost $2,267,945)		2,420,932
Thailand 0.1%
Malee Sampran PCL (Foreign Registered) (Cost $76,643)	44,799	42,444
United Kingdom 7.7%
Anglo American PLC	25,000	360,838
Arrow Global Group PLC	25,631	106,521
Aveva Group PLC	9,000	255,657
Babcock International Group PLC	11,458	194,306
Clinigen Healthcare Ltd.	9,936	97,340
Compass Group PLC	30,000	496,671
Crest Nicholson Holdings PLC	13,017	114,692
Domino's Pizza Group PLC	6,860	83,710
Halma PLC	22,000	263,316
Hargreaves Lansdown PLC	5,179	93,888
HellermannTyton Group PLC	17,731	96,064
Howden Joinery Group PLC	15,644	126,914
IMI PLC	9,000	159,502
Jardine Lloyd Thompson Group PLC	4,314	70,906
Polypipe Group PLC	24,423	104,187
Reckitt Benckiser Group PLC	5,000	431,260
Rotork PLC	22,540	82,378
Smith & Nephew PLC	19,500	328,627
Spirax-Sarco Engineering PLC	2,103	112,122
(Cost $3,665,717)		3,578,899
	Shares	Value ($)

United States 37.8%
Advance Auto Parts, Inc.	646	102,901
Affiliated Managers Group, Inc.*	538	117,607
Agilent Technologies, Inc.	5,000	192,900
Alliance Data Systems Corp.*	2,800	817,432
Altra Industrial Motion Corp. (a)	1,428	38,813
Amphenol Corp. "A"	18,500	1,072,445
AZZ, Inc.	590	30,562
BE Aerospace, Inc.	1,296	71,150
Berry Plastics Group, Inc.*	2,097	67,943
BorgWarner, Inc.	1,526	86,738
Bristol-Myers Squibb Co.	7,500	499,050
Cardtronics, Inc.* (a)	2,587	95,848
Casey's General Stores, Inc. (a)	1,299	124,366
Cerner Corp.* (a)	6,300	435,078
Danaher Corp.	8,000	684,720
DigitalGlobe, Inc.*	2,120	58,915
eBay, Inc.*	7,500	451,800
Ecolab, Inc.	6,000	678,420
Encore Capital Group, Inc.* (a)	1,457	62,272
Envision Healthcare Holdings, Inc.*	7,500	296,100
Express Scripts Holding Co.*	4,700	418,018
Exxon Mobil Corp.	4,500	374,400
Fogo De Chao, Inc.* (a)	2,139	49,539
Fox Factory Holding Corp.*	5,680	91,334
Gentherm, Inc.* (a)	2,392	131,345
Hain Celestial Group, Inc.*	1,629	107,286
Harman International Industries, Inc.	4,500	535,230
HeartWare International, Inc.*	608	44,196
Jack in the Box, Inc.	1,208	106,497
JPMorgan Chase & Co.	14,000	948,640
Kindred Healthcare, Inc.	4,071	82,601
Las Vegas Sands Corp. (a)	8,800	462,616
MasterCard, Inc. "A"	10,300	962,844
Middleby Corp.*	1,315	147,582
Molina Healthcare, Inc.* (a)	1,947	136,874
Nielsen NV	13,000	582,010
Noble Energy, Inc.	15,600	665,808
NxStage Medical, Inc.*	2,848	40,684
Oaktree Capital Group LLC	2,392	127,207
Oil States International, Inc.*	1,255	46,724
Omnicare, Inc.	7,000	659,750
Pacira Pharmaceuticals, Inc.*	1,189	84,086
Pall Corp.	6,500	808,925
PAREXEL International Corp.*	1,050	67,526
Polaris Industries, Inc. (a)	831	123,079
Praxair, Inc.	5,000	597,750
Primoris Services Corp. (a)	4,351	86,150
Providence Service Corp.*	3,304	146,301
Retrophin, Inc.*	4,519	149,805
Roadrunner Transportation Systems, Inc.*	3,101	80,006
Schlumberger Ltd.	6,000	517,140
Sinclair Broadcast Group, Inc. "A"	3,377	94,252
Tenneco, Inc.*	1,736	99,716
Thoratec Corp.*	2,982	132,908
TiVo, Inc.* (a)	6,631	67,238
TriNet Group, Inc.*	2,703	68,521
Tristate Capital Holdings, Inc.*	6,324	81,769
United Rentals, Inc.*	336	29,440
United Technologies Corp.	7,000	776,510
Urban Outfitters, Inc.* (a)	2,628	91,980
	Shares	Value ($)

VeriFone Systems, Inc.*	3,473	117,943
WABCO Holdings, Inc.*	1,138	140,793
Waddell & Reed Financial, Inc. "A" (a)	2,060	97,459
Western Digital Corp.	1,604	125,786
WEX, Inc.*	421	47,981
Zeltiq Aesthetics, Inc.*	3,900	114,933
Zoe's Kitchen, Inc.*	1,665	68,165
(Cost $14,430,802)		17,522,407
Total Common Stocks (Cost $39,504,013)		44,183,872

Preferred Stock 0.0%
United States
Providence Service Corp.* (Cost $13,600)	136	13,590

	Shares	Value ($)

Securities Lending Collateral 9.4%
Daily Assets Fund Institutional, 0.16% (d) (e) (Cost $4,345,349)	4,345,349	4,345,349

Cash Equivalents 3.7%
Central Cash Management Fund, 0.09% (d) (Cost $1,735,007)	1,735,007	1,735,007

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $45,597,969)†	108.5	50,277,818
Other Assets and Liabilities, Net (a)	(8.5)	(3,931,822)
Net Assets	100.0	46,345,996

* Non-income producing security.

† The cost for federal income tax purposes was $45,765,775. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $4,512,043. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,863,037 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,350,994.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $4,222,774, which is 9.1% of net assets.

(b) Listed on the NASDAQ Stock Market, Inc.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$72,578	$—	$72,578
Belgium	—	477,238	—	477,238
Bermuda	115,798	—	—	115,798
Brazil	329,999	—	—	329,999
Canada	2,855,377	—	—	2,855,377
China	—	109,367	—	109,367
China	—	794,391	—	794,391
Finland	—	91,762	—	91,762
France	228,386	891,494	—	1,119,880
Germany	—	2,297,676	—	2,297,676
Hong Kong	—	460,558	57,327	517,885
Indonesia	—	442,785	—	442,785
Ireland	1,333,115	1,350,564	—	2,683,679
Italy	—	347,959	—	347,959
Japan	—	838,846	—	838,846
Korea	—	28,764	—	28,764
Luxembourg	—	638,942	—	638,942
Malaysia	—	435,220	—	435,220
Mexico	418,723	—	—	418,723
Netherlands	538,783	738,144	—	1,276,927
Norway	—	847,845	—	847,845
Panama	109,959	—	—	109,959
Philippines	—	963,382	—	963,382
Singapore	—	63,218	—	63,218
South Africa	—	518,014	—	518,014
Spain	—	292,574	—	292,574
Sweden	—	1,930,402	—	1,930,402
Switzerland	—	2,420,932	—	2,420,932
Thailand	—	42,444	—	42,444
United Kingdom	—	3,578,899	—	3,578,899
United States	17,522,407	—	—	17,522,407
Preferred Stock	—	—	13,590	13,590
Short-Term Investments (f)	6,080,356	—	—	6,080,356
Total	$29,532,903	$20,673,998	$70,917	$50,277,818

During the period ended June 30, 2015, the amount of transfers between Level 2 and Level 3 was $94,941. The investment was transferred from Level 2 to Level 3 because the security was halted on the exchange and is valued at the last traded price. A significant change between the last traded price and the price of the security once it resumes trading on the securities exchange could have a material change in the fair value measurement.

Transfers between price levels are recognized at the beginning of the reporting period.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $39,517,613) — including $4,222,774 of securities loaned	$44,197,462
Investment in Daily Assets Fund Institutional (cost $4,345,349)*	4,345,349
Investment in Central Cash Management Fund (cost $1,735,007)	1,735,007
Total investments in securities, at value (cost $45,597,969)	50,277,818
Cash	15,945
Foreign currency, at value (cost $356,742)	355,772
Receivable for investments sold	130,901
Receivable for Fund shares sold	3,085
Dividends receivable	35,069
Interest receivable	1,253
Foreign taxes recoverable	34,711
Other assets	1,095
Total assets	50,855,649
Liabilities
Payable upon return of securities loaned	4,345,349
Payable for investments purchased	41,011
Payable for Fund shares redeemed	35,182
Accrued management fees	15,538
Accrued Trustees' fees	1,165
Other accrued expenses and payables	71,408
Total liabilities	4,509,653
Net assets, at value	46,345,996
Net Assets Consist of
Undistributed net investment income	141,103
Net unrealized appreciation (depreciation) on: Investments	4,679,849
Foreign currency	(2,640)
Accumulated net realized gain (loss)	(41,245,620)
Paid-in capital	82,773,304
Net assets, at value	46,345,996
Class A Net Asset Value, offering and redemption price per share ($46,240,685 ÷ 4,060,281 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.39
Class B Net Asset Value, offering and redemption price per share ($105,311 ÷ 9,219 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.42

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $37,565)	$460,331
Interest	12
Income distributions — Central Cash Management Fund	516
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,188
Total income	466,047
Expenses: Management fee	214,980
Administration fee	23,495
Services to shareholders	521
Record keeping fees (Class B)	6
Distribution service fee (Class B)	142
Custodian fee	25,441
Professional fees	37,798
Reports to shareholders	13,803
Trustees' fees and expenses	2,083
Other	14,290
Total expenses before expense reductions	332,559
Expense reductions	(120,928)
Total expenses after expense reductions	211,631
Net investment income (loss)	254,416
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	584,549
Futures	(44,599)
Foreign currency	8,094
548,044
Change in net unrealized appreciation (depreciation) on: Investments	1,025,069
Futures	17,264
Foreign currency	4,898
1,047,231
Net gain (loss)	1,595,275
Net increase (decrease) in net assets resulting from operations	$1,849,691

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Years Ended December 31, 2014
Operations: Net investment income (loss)	$254,416	$355,555
Operations: Net investment income (loss)	$254,416	$355,555
Net realized gain (loss)	548,044	2,372,458
Change in net unrealized appreciation (depreciation)	1,047,231	(2,579,995)
Net increase (decrease) in net assets resulting from operations	1,849,691	148,018
Distributions to shareholders from: Net investment income: Class A	(371,824)	(509,707)
Class B	(513)	(15,999)
Total distributions	(372,337)	(525,706)
Fund share transactions: Class A Proceeds from shares sold	846,963	2,921,038
Reinvestment of distributions	371,824	509,707
Payments for shares redeemed	(3,531,544)	(7,205,720)
Net increase (decrease) in net assets from Class A share transactions	(2,312,757)	(3,774,975)
Class B Proceeds from shares sold	3,701	24,993
Reinvestment of distributions	513	15,999
Payments for shares redeemed	(13,612)	(2,651,803)
Net increase (decrease) in net assets from Class B share transactions	(9,398)	(2,610,811)
Increase (decrease) in net assets	(844,801)	(6,763,474)
Net assets at beginning of period	47,190,797	53,954,271
Net assets at end of period (including undistributed net investment income of $141,103 and $259,024, respectively)	$46,345,996	$47,190,797
Other Information
Class A Shares outstanding at beginning of period	4,265,093	4,601,327
Shares sold	73,507	261,234
Shares issued to shareholders in reinvestment of distributions	31,944	46,464
Shares redeemed	(310,263)	(643,932)
Net increase (decrease) in Class A shares	(204,812)	(336,234)
Shares outstanding at end of period	4,060,281	4,265,093
Class B Shares outstanding at beginning of period	10,038	246,555
Shares sold	324	2,774
Shares issued to shareholders in reinvestment of distributions	44	1,453
Shares redeemed	(1,187)	(240,744)
Net increase (decrease) in Class B shares	(819)	(236,517)
Shares outstanding at end of period	9,219	10,038

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.04		$11.13	$9.24	$7.90	$9.28	$8.24
Income (loss) from investment operations: Net investment incomea	.06		.08	.10	.12	.11	.06
Net realized and unrealized gain (loss)	.38		(.06)	1.92	1.34	(1.43)	1.06
Total from investment operations	.44		.02	2.02	1.46	(1.32)	1.12
Less distributions from: Net investment income	(.09)		(.11)	(.13)	(.12)	(.06)	(.08)
Net asset value, end of period	$11.39		$11.04	$11.13	$9.24	$7.90	$9.28
Total Return (%)b	4.07	**	.21	22.08	18.60	(14.39)	13.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46		47	51	54	49	68
Ratio of expenses before expense reductions (%)	1.41	*	1.41	1.45	1.42	1.37	1.41
Ratio of expenses after expense reductions (%)	.90	*	.82	.88	.99	1.03	1.05
Ratio of net investment income (%)	1.08	*	.71	1.00	1.40	1.24	.77
Portfolio turnover rate (%)	31	**	63	171	107	127	165
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.05		$11.14	$9.25	$7.91	$9.29	$8.25
Income (loss) from investment operations: Net investment incomea	.04		.02	.07	.09	.08	.04
Net realized and unrealized gain (loss)	.38		(.04)	1.92	1.34	(1.44)	1.05
Total from investment operations	.42		(.02)	1.99	1.43	(1.36)	1.09
Less distributions from: Net investment income	(.05)		(.07)	(.10)	(.09)	(.02)	(.05)
Net asset value, end of period	$11.42		$11.05	$11.14	$9.25	$7.91	$9.29
Total Return (%)b	3.90	**	(.15)	21.62	18.16	(14.67)	13.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.1	3	3	3	5
Ratio of expenses before expense reductions (%)	1.72	*	1.76	1.81	1.76	1.72	1.76
Ratio of expenses after expense reductions (%)	1.21	*	1.15	1.23	1.34	1.38	1.40
Ratio of net investment income (%)	.78	*	.14	.66	1.04	.88	.42
Portfolio turnover rate (%)	31	**	63	171	107	127	165
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Participatory Notes. The Fund may invest in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $41,532,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($23,743,000) and December 31, 2017 ($17,789,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2015, the Fund invested in futures as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There were no open futures contracts at June 30, 2015. For the six months ended June 30, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to $870,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$(44,599)
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$17,264
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $14,231,450 and $16,661,032, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.915% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.90%
Class B	1.25%

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$120,637
Class B	291
$120,928

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $23,495, of which $3,909 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2015
Class A	$146	$74
Class B	28	13
	$174	$87

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee aggregated $142, of which $24 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,514, of which $7,139 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Ownership of the Fund

At June 30, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 72% and 22%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 56% and 44%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,040.70	$1,039.00
Expenses Paid per $1,000*	$4.55	$6.12
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,020.33	$1,018.79
Expenses Paid per $1,000*	$4.51	$6.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Global Growth VIP	.90%	1.21%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GG-3 (R-028383-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Global Income Builder VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management Team
7 Investment Portfolio
32 Statement of Assets and Liabilities
33 Statement of Operations
34 Statement of Changes in Net Assets
35 Financial Highlights
36 Notes to Financial Statements
44 Information About Your Fund's Expenses
45 Proxy Voting
46 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may lend securities to approved institutions. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 0.62% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in Deutsche Global Income Builder VIP

Yearly periods ended June 30

The S&P® Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

On May 1, 2015, the S&P Target Risk Moderate Index replaced the Russell 1000 Index as the comparative broad based securities market index because the Advisor believes that the S&P Target Risk Moderate Index more closely reflects the fund’s investment strategies. On May 1, 2015, the Blended Index replaced the Barclays U.S. Aggregate Bond Index and the S&P Target Risk Moderate Index as the sole additional comparative index. The Advisor believes the Blended Index provides additional comparative performance information and represents the fund’s overall strategic asset allocations.
Comparative Results
Deutsche Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,260	$10,108	$13,256	$15,857	$16,513
	Average annual total return	2.60%	1.08%	9.85%	9.66%	5.14%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,070	$10,077	$12,156	$14,206	$15,943
	Average annual total return	0.70%	0.77%	6.72%	7.27%	4.78%
Blended Index	Growth of $10,000	$9,991	$9,797	$12,058	$14,704	$16,877
	Average annual total return	–0.09%	–2.03%	6.44%	8.02%	5.37%
Russell 1000® Index	Growth of $10,000	$10,171	$10,733	$16,317	$22,470	$21,853
	Average annual total return	1.71%	7.37%	17.73%	17.58%	8.13%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,990	$10,186	$10,558	$11,790	$15,438
	Average annual total return	–0.10%	1.86%	1.83%	3.35%	4.44%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Equity	53%	53%
Common Stocks	53%	53%

Fixed Income	45%	36%
Corporate Bonds	21%	25%
Government & Agency Obligations	9%	8%
Mortgage-Backed Securities Pass-Throughs	5%	1%
Deutsche Floating Rate Fund	5%	—
Municipal Bonds and Notes	2%	0%
Collateralized Mortgage Obligations	2%	1%
Asset-Backed	1%	1%
Commercial Mortgage-Backed Securities	0%	0%

Cash Equivalents	2%	11%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities, Convertible Bonds and Other Investments)	6/30/15	12/31/14

Financials	22%	22%
Consumer Discretionary	12%	12%
Telecommunication Services	10%	10%
Health Care	10%	8%
Information Technology	9%	9%
Industrials	9%	10%
Energy	9%	10%
Consumer Staples	7%	8%
Materials	6%	6%
Utilities	6%	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team
Di Kumble, CFA William Chepolis, CFA Philip G. Condon	Gary Russell, CFA John D. Ryan Darwei Kung
Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)

	Shares	Value ($)

Common Stocks 55.3%
Consumer Discretionary 6.1%
Auto Components 0.8%
Aisin Seiki Co., Ltd.	2,664	113,703
Bridgestone Corp.	7,805	289,498
Cie Generale des Etablissements Michelin	243	25,429
Delphi Automotive PLC	3,154	268,374
Denso Corp.	79	3,948
Goodyear Tire & Rubber Co.	4,300	129,645
Johnson Controls, Inc.	1,959	97,029
Lear Corp.	1,300	145,938
Magna International, Inc.	2,352	132,006
Sumitomo Electric Industries Ltd.	16,605	256,993
Sumitomo Rubber Industries Ltd.	12,693	197,318
Toyota Industries Corp.	79	4,521
Yokohama Rubber Co., Ltd.	11,543	232,384
		1,896,786
Automobiles 1.7%
Bayerische Motoren Werke (BMW) AG	1,177	128,745
Daihatsu Motor Co., Ltd.	7,600	108,310
Daimler AG (Registered)	1,727	157,419
Ford Motor Co.	29,568	443,816
Fuji Heavy Industries Ltd.	5,600	207,138
General Motors Co.	14,040	467,953
Honda Motor Co., Ltd.	10,350	335,975
Isuzu Motors Ltd.	15,700	206,845
Mazda Motor Corp.	3,700	72,661
Mitsubishi Motors Corp.	23,638	201,569
Nissan Motor Co., Ltd.	46,585	486,583
Renault SA	3,333	345,760
Toyota Motor Corp.	6,190	415,673
Volkswagen AG	2,482	577,178
		4,155,625
Hotels, Restaurants & Leisure 0.5%
Carnival Corp.	4,858	239,937
Compass Group PLC	710	11,754
Dawn Holdings, Inc.* (a)	1	940
McDonald's Corp.	3,056	290,534
Royal Caribbean Cruises Ltd.	799	62,873
Starbucks Corp.	5,642	302,496
Yum! Brands, Inc.	1,959	176,467
		1,085,001
Household Durables 0.3%
Mohawk Industries, Inc.*	784	149,666
Persimmon PLC	6,152	190,373
Sekisui House Ltd.	13,454	214,214
Toll Brothers, Inc.*	500	19,095
Whirlpool Corp.	446	77,180
		650,528
Leisure Products 0.0%
Hasbro, Inc. (b)	921	68,881
Media 1.5%
CBS Corp. "B"	1,176	65,268
Comcast Corp. "A" (b)	7,914	474,365
Comcast Corp. "A"	6,974	419,416
DIRECTV*	1,545	143,361
Discovery Communications, Inc. "A"* (b)	4,200	139,692
	Shares	Value ($)

Discovery Communications, Inc. "C"*	6,500	202,020
News Corp. "A"*	5,485	80,026
Omnicom Group, Inc.	627	43,570
Scripps Networks Interactive, Inc. "A"	2,273	148,586
SES SA	5	168
Shaw Communications, Inc. "B"	7,444	162,111
Sky PLC	10,533	171,358
Thomson Reuters Corp.	4,231	161,110
Time Warner Cable, Inc.	1,254	223,425
Time Warner, Inc.	4,047	353,748
Twenty-First Century Fox, Inc. "A"	3,056	99,458
Twenty-First Century Fox, Inc. "B"	4,701	151,466
Viacom, Inc. "B"	1,881	121,588
Walt Disney Co.	3,683	420,378
WPP PLC	4,538	101,714
		3,682,828
Multiline Retail 0.4%
Canadian Tire Corp., Ltd. "A"	157	16,791
Dollar General Corp.	1,959	152,293
Kohl's Corp. (b)	3,291	206,050
Macy's, Inc.	2,194	148,029
Target Corp.	3,683	300,643
		823,806
Specialty Retail 0.7%
Advance Auto Parts, Inc.	1,200	191,148
AutoZone, Inc.*	314	209,407
Bed Bath & Beyond, Inc.* (b)	941	64,910
Best Buy Co., Inc.	4,800	156,528
GameStop Corp. "A" (b)	6,792	291,784
Hikari Tsushin, Inc.	1,900	128,508
Home Depot, Inc.	2,038	226,483
Lowe's Companies, Inc.	1,332	89,204
O'Reilly Automotive, Inc.*	314	70,958
The Gap, Inc.	862	32,903
TJX Companies, Inc.	1,567	103,688
		1,565,521
Textiles, Apparel & Luxury Goods 0.2%
Michael Kors Holdings Ltd.*	706	29,716
NIKE, Inc. "B"	564	60,923
Swatch Group AG (Bearer)	205	79,777
Swatch Group AG (Registered)	1,724	129,667
VF Corp.	2,642	184,253
Yue Yuen Industrial (Holdings) Ltd.	18,804	62,932
		547,268
Consumer Staples 4.5%
Beverages 0.7%
Anheuser-Busch InBev NV	450	53,689
Carlsberg AS "B"	1,729	156,638
Coca-Cola Co.	6,268	245,894
Constellation Brands, Inc. "A"	2,100	243,642
Diageo PLC	2,821	81,594
Dr. Pepper Snapple Group, Inc.	2,586	188,519
Heineken Holding NV	1,747	122,774
Heineken NV	355	26,984
Molson Coors Brewing Co. "B"	2,899	202,379
PepsiCo, Inc.	3,567	332,944
		1,655,057
	Shares	Value ($)

Food & Staples Retailing 1.4%
Aeon Co., Ltd.	2,415	34,335
Alimentation Couche-Tard, Inc. "B"	3,152	134,837
Casino Guichard-Perrachon SA	524	39,680
Costco Wholesale Corp.	1,332	179,900
CVS Health Corp.	4,342	455,389
Empire Co., Ltd. "A"	3,134	220,735
George Weston Ltd.	1,848	145,162
ICA Gruppen AB	4,973	176,502
J Sainsbury PLC	52,473	218,495
Koninklijke Ahold NV	4,417	82,592
Kroger Co.	3,977	288,372
Lawson, Inc.	862	59,117
Loblaw Companies Ltd.	1,756	88,686
Metro, Inc.	3,996	107,242
Seven & I Holdings Co., Ltd.	1,567	67,487
Sysco Corp.	3,761	135,772
Wal-Mart Stores, Inc.	6,112	433,524
Walgreens Boots Alliance, Inc.	2,245	189,568
Wesfarmers Ltd.	3,813	114,959
WM Morrison Supermarkets PLC	60,530	171,670
Woolworths Ltd.	4,247	88,298
		3,432,322
Food Products 1.3%
Archer-Daniels-Midland Co.	5,328	256,916
Aryzta AG	1,318	65,031
Bunge Ltd.	3,296	289,389
Chocoladefabriken Lindt & Sprungli AG	23	121,605
ConAgra Foods, Inc.	4,466	195,254
General Mills, Inc.	4,780	266,342
Golden Agri-Resources Ltd.	312,000	94,937
Hormel Foods Corp.	2,038	114,882
Kellogg Co.	2,899	181,767
McCormick & Co., Inc.	941	76,174
Mondelez International, Inc. "A"	7,679	315,914
Nestle SA (Registered)	4,850	349,895
Tate & Lyle PLC	6,434	52,505
The Hershey Co.	706	62,714
The JM Smucker Co.	1,567	169,878
Tyson Foods, Inc. "A"	7,052	300,627
Wilmar International Ltd.	61,112	149,038
		3,062,868
Household Products 0.5%
Church & Dwight Co., Inc.	1,803	146,277
Clorox Co.	784	81,551
Colgate-Palmolive Co.	2,429	158,881
Kimberly-Clark Corp.	2,038	215,967
Procter & Gamble Co.	4,566	357,244
Reckitt Benckiser Group PLC	1,733	149,475
		1,109,395
Tobacco 0.6%
Altria Group, Inc.	5,410	264,603
British American Tobacco PLC	4,589	246,475
Imperial Tobacco Group PLC	4,735	228,075
Japan Tobacco, Inc.	5,877	210,109
Philip Morris International, Inc.	3,918	314,106
Reynolds American, Inc.	2,634	196,655
		1,460,023
	Shares	Value ($)

Energy 3.2%
Energy Equipment & Services 0.3%
Amec Foster Wheeler PLC	14,420	184,902
Baker Hughes, Inc.	154	9,502
Ensco PLC "A"	5,500	122,485
Halliburton Co.	1,254	54,010
National Oilwell Varco, Inc.	1,754	84,683
Petrofac Ltd.	4,379	63,789
Schlumberger Ltd.	2,273	195,910
		715,281
Oil, Gas & Consumable Fuels 2.9%
BP PLC	58,111	384,268
Cabot Oil & Gas Corp.	3,996	126,034
Canadian Natural Resources Ltd.	1,646	44,675
Chevron Corp.	3,480	335,715
ConocoPhillips	3,536	217,146
Devon Energy Corp.	1,700	101,133
Enbridge, Inc.	392	18,332
Eni SpA	9,313	164,950
Exxon Mobil Corp.	4,701	391,123
HollyFrontier Corp.	7,389	315,436
Idemitsu Kosan Co., Ltd.	13,827	272,384
Imperial Oil Ltd.	6,974	269,412
JX Holdings, Inc.	73,385	317,887
Kinder Morgan, Inc.	2,935	112,675
Marathon Petroleum Corp.	7,242	378,829
Occidental Petroleum Corp.	3,469	269,784
OMV AG	1,852	51,047
Origin Energy Ltd.	23,178	218,720
Phillips 66	4,075	328,282
Repsol SA	5,901	103,512
Royal Dutch Shell PLC "A"	17,458	491,072
Royal Dutch Shell PLC "B"	14,953	424,950
Spectra Energy Corp.	3,448	112,405
Statoil ASA	6,006	107,898
Suncor Energy, Inc.	4,780	131,651
Tesoro Corp.	3,415	288,260
TonenGeneral Sekiyu KK	6,000	55,905
Total SA	5,089	246,235
TransCanada Corp.	2,273	92,376
Valero Energy Corp.	9,863	617,424
		6,989,520
Financials 14.5%
Banks 6.8%
Aozora Bank Ltd.	90,174	340,860
Australia & New Zealand Banking Group Ltd.	8,236	204,887
Banco Bilbao Vizcaya Argentaria SA	9,682	94,727
Bank Hapoalim BM	89,396	481,342
Bank Leumi Le-Israel BM*	140,917	596,203
Bank of America Corp.	18,553	315,772
Bank of East Asia Ltd.	21,938	96,171
Bank of Montreal (b)	5,328	315,713
Bank of Nova Scotia	5,646	291,431
Barclays PLC	73,958	302,170
BB&T Corp.	6,190	249,519
Bendigo & Adelaide Bank Ltd.	5,567	52,688
BNP Paribas SA	4,637	279,833
BOC Hong Kong (Holdings) Ltd.	93,627	391,926
CaixaBank SA	27,919	129,178
Canadian Imperial Bank of Commerce (b)	4,075	300,388
CIT Group, Inc.	2,682	124,686
	Shares	Value ($)

Citigroup, Inc.	10,048	555,051
Citizens Financial Group, Inc. (b)	12,900	352,299
Comerica, Inc.	1,097	56,298
Commerzbank AG*	10,207	130,571
Commonwealth Bank of Australia	2,037	133,943
Credit Agricole SA	14,547	216,118
Danske Bank AS	11,160	327,067
DBS Group Holdings Ltd.	20,371	313,790
Fifth Third Bancorp.	9,903	206,180
Hang Seng Bank Ltd.	2,224	43,544
HSBC Holdings PLC	57,583	515,337
Huntington Bancshares, Inc.	17,000	192,270
ING Groep NV (CVA)	3,416	56,050
Intesa Sanpaolo SpA (RSP)	55,959	178,899
JPMorgan Chase & Co.	6,967	472,084
KBC Groep NV	3,263	217,956
KeyCorp	12,301	184,761
Lloyds Banking Group PLC	166,742	223,329
M&T Bank Corp. (b)	1,959	244,738
Mitsubishi UFJ Financial Group, Inc.	36,354	262,279
Mizrahi Tefahot Bank Ltd.	17,095	212,023
Mizuho Financial Group, Inc.	132,273	286,995
National Australia Bank Ltd.	6,869	176,738
National Bank of Canada	5,205	195,531
Natixis SA	12,868	92,478
Nordea Bank AB	21,868	272,815
Oversea-Chinese Banking Corp., Ltd.	25,855	195,553
People's United Financial, Inc.	14,025	227,345
PNC Financial Services Group, Inc.	4,780	457,207
Regions Financial Corp.	31,810	329,552
Resona Holdings, Inc.	47,156	258,324
Royal Bank of Canada	4,858	297,081
Royal Bank of Scotland Group PLC*	3,425	18,842
Shinsei Bank Ltd.	74,000	149,828
Skandinaviska Enskilda Banken AB "A"	13,319	170,093
Societe Generale	6,354	295,759
Standard Chartered PLC	9,224	147,565
Sumitomo Mitsui Financial Group, Inc.	9,207	412,302
SunTrust Banks, Inc.	9,077	390,493
Svenska Handelsbanken AB "A"	4,464	65,157
Swedbank AB "A"	8,410	196,065
The Chugoku Bank Ltd.	7,600	120,159
The Toronto-Dominion Bank (b)	8,229	349,452
U.S. Bancorp.	8,070	350,238
United Overseas Bank Ltd.	9,402	161,311
Wells Fargo & Co.	10,969	616,897
Westpac Banking Corp.	6,452	160,301
Yamaguchi Financial Group, Inc.	5,021	62,691
		16,118,853
Capital Markets 0.7%
3i Group PLC	33,208	268,574
Ameriprise Financial, Inc.	627	78,331
Bank of New York Mellon Corp.	3,369	141,397
BlackRock, Inc.	314	108,638
Credit Suisse Group AG (Registered)	13,132	361,028
Morgan Stanley	8,070	313,035
State Street Corp.	1,724	132,748
The Goldman Sachs Group, Inc.	1,097	229,042
	Shares	Value ($)

UBS Group AG (Registered)	6,904	146,432
		1,779,225
Consumer Finance 0.4%
Ally Financial, Inc.*	11,200	251,216
American Express Co.	549	42,668
Capital One Financial Corp.	3,526	310,182
Discover Financial Services	1,959	112,878
Navient Corp.	6,999	127,452
		844,396
Diversified Financial Services 0.7%
Berkshire Hathaway, Inc. "B"*	1,534	208,793
CME Group, Inc.	2,038	189,656
EXOR SpA	778	37,042
Industrivarden AB "C"	21,624	407,341
Intercontinental Exchange, Inc.	314	70,213
Investor AB "B"	6,167	229,661
Leucadia National Corp.	627	15,224
Pargesa Holding SA (Bearer)	2,284	153,111
The NASDAQ OMX Group, Inc.	1,176	57,401
Voya Financial, Inc.	4,800	223,056
		1,591,498
Insurance 5.2%
ACE Ltd.	3,526	358,524
Aegon NV	37,007	271,588
Aflac, Inc.	4,578	284,752
Ageas	7,367	283,937
Alleghany Corp.*	471	220,786
Allianz SE (Registered)	1,307	203,567
Allstate Corp.	2,282	148,033
American International Group, Inc.	7,444	460,188
Aon PLC	471	46,949
Arch Capital Group Ltd.*	2,586	173,158
Assicurazioni Generali SpA	11,479	206,332
Assurant, Inc.	3,134	209,978
Aviva PLC	16,269	125,576
AXA SA	10,958	276,242
Axis Capital Holdings Ltd.	5,314	283,608
Baloise Holding AG (Registered)	3,275	398,947
Chubb Corp.	3,213	305,685
CNP Assurances	6,858	114,517
Delta Lloyd NV	10,049	165,123
Direct Line Insurance Group PLC	28,200	148,792
Everest Re Group Ltd.	2,269	412,981
Fairfax Financial Holdings Ltd.	400	197,239
FNF Group	4,700	173,853
Great-West Lifeco, Inc.	4,466	130,011
Hannover Rueck SE	2,286	221,615
Hartford Financial Services Group, Inc.	6,626	275,443
Insurance Australia Group Ltd.	2,518	10,864
Intact Financial Corp.	3,134	217,774
Legal & General Group PLC	1,991	7,778
Lincoln National Corp.	4,351	257,666
Loews Corp.	5,877	226,323
Manulife Financial Corp.	4,100	76,190
Mapfre SA	24,168	83,096
Marsh & McLennan Companies, Inc.	1,097	62,200
MetLife, Inc.	6,836	382,748
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1,302	230,838
NN Group NV	12,080	339,634
Old Mutual PLC	11,627	36,848
	Shares	Value ($)

PartnerRe Ltd.	2,506	322,021
Power Corp. of Canada	7,229	184,863
Power Financial Corp.	4,075	117,030
Principal Financial Group, Inc.	1,097	56,265
Progressive Corp.	4,936	137,369
Prudential Financial, Inc.	4,051	354,543
RenaissanceRe Holdings Ltd.	2,026	205,659
Sampo Oyj "A"	3,489	164,267
SCOR SE	8,888	313,444
Sompo Japan Nipponkoa Holdings, Inc.	3,800	140,023
Suncorp Group Ltd.	9,529	98,879
Swiss Life Holding AG (Registered)	1,932	442,097
The Travelers Companies, Inc.	3,918	378,714
Tokio Marine Holdings, Inc.	4,300	179,461
Torchmark Corp.	2,821	164,239
Unum Group	7,757	277,313
W.R. Berkley Corp.	5,015	260,429
XL Group PLC	6,504	241,949
Zurich Insurance Group AG	1,371	417,371
		12,485,319
Real Estate Investment Trusts 0.3%
AvalonBay Communities, Inc. (REIT)	800	127,896
Crown Castle International Corp. (REIT)	1,600	128,480
Dexus Property Group (REIT)	12,966	73,184
Federation Centres (REIT)	44,060	99,502
GPT Group (REIT)	19,958	65,941
H&R Real Estate Investment Trust (REIT) (Units)	5,686	102,157
HCP, Inc. (REIT)	3,600	131,292
Prologis, Inc. (REIT)	3,100	115,010
		843,462
Real Estate Management & Development 0.4%
First Capital Realty, Inc.	6,425	91,977
Henderson Land Development Co., Ltd.	16,251	111,695
New World Development Co., Ltd.	47,793	62,869
Sun Hung Kai Properties Ltd.	12,536	203,945
Swire Pacific Ltd. "A"	13,320	168,008
Swiss Prime Site AG (Registered)	1,681	127,526
Wharf Holdings Ltd.	7,835	52,351
Wheelock & Co., Ltd.	41,103	211,262
		1,029,633
Thrifts & Mortgage Finance 0.0%
New York Community Bancorp., Inc.	1,399	25,714
Health Care 5.4%
Biotechnology 1.3%
Actelion Ltd. (Registered)	584	85,307
Alexion Pharmaceuticals, Inc.*	941	170,105
Amgen, Inc.	2,283	350,486
Biogen, Inc.*	1,127	455,240
Celgene Corp.*	4,142	479,374
CSL Ltd.	4,391	293,304
Gilead Sciences, Inc.	4,914	575,331
Medivation, Inc.*	1,800	205,560
Regeneron Pharmaceuticals, Inc.*	500	255,065
United Therapeutics Corp.*	1,200	208,740
		3,078,512
Health Care Equipment & Supplies 0.4%
Abbott Laboratories	5,642	276,910
Baxter International, Inc.	2,664	186,294
	Shares	Value ($)

Becton, Dickinson & Co.	1,165	165,022
Medtronic PLC	3,683	272,910
Stryker Corp.	1,190	113,728
Zimmer Biomet Holdings, Inc.	549	59,967
		1,074,831
Health Care Providers & Services 1.3%
Aetna, Inc.	2,718	346,436
AmerisourceBergen Corp.	1,411	150,046
Anthem, Inc.	2,553	419,050
Cardinal Health, Inc.	1,959	163,870
CIGNA Corp.	2,508	406,296
Express Scripts Holding Co.*	3,134	278,738
HCA Holdings, Inc.*	1,213	110,043
Humana, Inc.	894	171,004
Laboratory Corp. of America Holdings*	862	104,492
McKesson Corp.	1,019	229,081
Omnicare, Inc.	941	88,689
Quest Diagnostics, Inc.	2,331	169,044
UnitedHealth Group, Inc.	3,201	390,522
		3,027,311
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	2,038	264,451
Pharmaceuticals 2.3%
AbbVie, Inc.	2,741	184,168
Allergan PLC*	1,387	420,899
AstraZeneca PLC	1,718	108,552
Bristol-Myers Squibb Co.	3,369	224,173
Eli Lilly & Co.	3,213	268,254
GlaxoSmithKline PLC	11,399	237,209
Hospira, Inc.*	3,900	345,969
Jazz Pharmaceuticals PLC*	1,100	193,677
Johnson & Johnson	3,605	351,343
Mallinckrodt PLC* (b)	2,800	329,616
Merck & Co., Inc.	5,563	316,702
Mylan NV* (b)	1,176	79,804
Novartis AG (Registered)	3,719	366,320
Novo Nordisk AS ''B"	3,854	210,334
Perrigo Co. PLC	392	72,453
Pfizer, Inc.	13,555	454,499
Roche Holding AG (Genusschein)	1,112	311,783
Sanofi	1,531	149,987
Shire PLC	2,965	236,886
Teva Pharmaceutical Industries Ltd.	5,337	314,340
Valeant Pharmaceuticals International, Inc.*	1,200	266,200
		5,443,168
Industrials 5.3%
Aerospace & Defense 0.7%
BAE Systems PLC	11,961	84,711
Boeing Co.	1,489	206,554
General Dynamics Corp.	67	9,493
Honeywell International, Inc.	2,821	287,657
L-3 Communications Holdings, Inc.	281	31,860
Lockheed Martin Corp.	767	142,585
Northrop Grumman Corp.	938	148,795
Precision Castparts Corp.	627	125,319
Raytheon Co.	2,664	254,892
Rockwell Collins, Inc.	941	86,901
Thales SA	506	30,520
United Technologies Corp.	2,586	286,865
		1,696,152
	Shares	Value ($)

Air Freight & Logistics 0.2%
FedEx Corp.	784	133,594
Royal Mail PLC	23,937	193,041
United Parcel Service, Inc. "B"	1,176	113,966
		440,601
Airlines 1.0%
American Airlines Group, Inc.	7,700	307,500
ANA Holdings, Inc.	59,000	160,303
Cathay Pacific Airways Ltd.	127,791	314,622
Delta Air Lines, Inc.	6,644	272,936
Deutsche Lufthansa AG (Registered)*	22,684	293,408
easyJet PLC	3,918	95,361
Japan Airlines Co., Ltd.	9,500	332,430
Singapore Airlines Ltd.	6,474	51,633
Southwest Airlines Co.	6,653	220,148
United Continental Holdings, Inc.*	6,808	360,892
		2,409,233
Building Products 0.0%
Congoleum Corp.*	3,800	0
Commercial Services & Supplies 0.2%
G4S PLC	30	126
Quad Graphics, Inc.	13	241
Republic Services, Inc.	5,171	202,548
Tyco International PLC	2,351	90,467
Waste Management, Inc.	2,194	101,692
		395,074
Electrical Equipment 0.2%
ABB Ltd. (Registered)	8,638	180,596
AMETEK, Inc.	1,332	72,967
Eaton Corp. PLC	421	28,413
Emerson Electric Co.	2,273	125,992
		407,968
Industrial Conglomerates 0.5%
3M Co.	824	127,143
CK Hutchison Holdings Ltd.	16,996	250,833
Danaher Corp.	2,664	228,012
General Electric Co.	9,038	240,140
Keppel Corp., Ltd.	21,000	128,232
Roper Technologies, Inc.	862	148,661
Sembcorp Industries Ltd.	21,938	63,393
Siemens AG (Registered)	1,248	125,671
		1,312,085
Machinery 0.5%
AGCO Corp. (b)	3,761	213,549
Caterpillar, Inc.	862	73,115
Deere & Co.	2,096	203,417
Illinois Tool Works, Inc.	549	50,393
PACCAR, Inc.	1,254	80,018
Schindler Holding AG (Registered)	503	82,094
SKF AB "B"	29	660
Stanley Black & Decker, Inc.	1,332	140,180
Yangzijiang Shipbuilding Holdings Ltd.	286,107	300,958
		1,144,384
Marine 0.5%
A P Moller-Maersk AS "A"	219	384,371
A P Moller-Maersk AS "B"	186	337,129
Mitsui O.S.K Lines Ltd.	80,000	256,846
Nippon Yusen Kabushiki Kaisha	83,050	231,822
		1,210,168
	Shares	Value ($)

Professional Services 0.1%
Adecco SA (Registered)	393	31,842
Nielsen NV	4,145	185,572
		217,414
Road & Rail 0.4%
Canadian National Railway Co.	236	13,616
CSX Corp.	3,840	125,376
East Japan Railway Co.	1,097	98,846
MTR Corp., Ltd.	27,814	129,315
Norfolk Southern Corp.	862	75,304
Union Pacific Corp.	2,194	209,242
West Japan Railway Co.	3,761	241,343
		893,042
Trading Companies & Distributors 1.0%
ITOCHU Corp.	41,839	553,748
Marubeni Corp.	100,549	578,314
Mitsubishi Corp.	14,728	324,677
Mitsui & Co., Ltd.	28,151	383,212
Noble Group Ltd.	193,000	109,029
Sumitomo Corp.	29,466	343,600
W.W. Grainger, Inc. (b)	627	148,379
		2,440,959
Information Technology 6.6%
Communications Equipment 0.7%
Cisco Systems, Inc.	17,899	491,506
Harris Corp.	1,569	120,672
Juniper Networks, Inc.	7,764	201,631
Motorola Solutions, Inc.	790	45,299
Nokia Oyj	19,776	134,356
QUALCOMM, Inc.	8,070	505,424
Telefonaktiebolaget LM Ericsson "B"	19,294	199,657
		1,698,545
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp. "A"	1,568	90,897
Arrow Electronics, Inc.*	2,528	141,062
Avnet, Inc.	6,660	273,793
Corning, Inc.	9,440	186,251
Flextronics International Ltd.*	14,608	165,217
Hitachi Ltd.	40,485	267,466
Murata Manufacturing Co., Ltd.	706	123,771
TE Connectivity Ltd.	4,388	282,148
		1,530,605
Internet Software & Services 0.6%
eBay, Inc.*	2,942	177,226
Facebook, Inc. "A"*	5,469	469,049
Google, Inc. "A"*	792	427,712
Google, Inc. "C"*	485	252,447
LinkedIn Corp. "A"*	127	26,242
VeriSign, Inc.* (b)	521	32,156
Yahoo!, Inc.*	3,400	133,586
		1,518,418
IT Services 1.9%
Accenture PLC "A"	4,075	394,378
Alliance Data Systems Corp.*	549	160,275
Atos SE	1,677	125,281
Automatic Data Processing, Inc.	3,232	259,303
CGI Group, Inc. "A"*	4,701	183,862
Cognizant Technology Solutions Corp. "A"*	3,291	201,047
Computer Sciences Corp.	3,840	252,058
	Shares	Value ($)

Fidelity National Information Services, Inc.	5,798	358,316
Fiserv, Inc.*	3,761	311,524
Fujitsu Ltd.	26,000	145,907
International Business Machines Corp.	3,056	497,089
Itochu Techno-Solutions Corp.	1,200	29,954
MasterCard, Inc. "A" (b)	3,134	292,966
Nomura Research Institute Ltd.	1,803	70,691
Paychex, Inc.	3,056	143,265
Total System Services, Inc.	5,250	219,293
Vantiv, Inc. "A"*	3,369	128,662
Visa, Inc. "A"	4,184	280,956
Western Union Co. (b)	12,458	253,271
Xerox Corp.	22,704	241,571
		4,549,669
Semiconductors & Semiconductor Equipment 0.7%
Analog Devices, Inc.	2,586	165,983
ASML Holding NV	15	1,558
Avago Technologies Ltd.	1,646	218,803
Broadcom Corp. "A"	1,409	72,549
Intel Corp.	10,673	324,619
KLA-Tencor Corp.	456	25,632
Lam Research Corp.	64	5,206
Marvell Technology Group Ltd.	4,623	60,954
Maxim Integrated Products, Inc.	4,388	151,715
Microchip Technology, Inc. (b)	3,291	156,076
Micron Technology, Inc.*	16,693	314,496
Qorvo, Inc.*	1,800	144,486
Texas Instruments, Inc.	1,646	84,786
		1,726,863
Software 1.1%
Activision Blizzard, Inc.	10,127	245,175
ANSYS, Inc.*	784	71,532
CA, Inc.	7,236	211,942
Electronic Arts, Inc.*	3,600	239,400
Intuit, Inc.	1,034	104,196
Microsoft Corp.	10,949	483,398
Nexon Co., Ltd.	3,794	52,379
NICE Systems Ltd.	2,086	133,042
Nuance Communications, Inc.*	11,800	206,618
Oracle Corp.	6,713	270,534
SAP SE	751	52,374
Symantec Corp.	8,041	186,953
Synopsys, Inc.*	5,407	273,865
The Sage Group PLC	1,325	10,658
VMware, Inc. "A"*	784	67,220
		2,609,286
Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	5,178	649,451
Canon, Inc.	6,974	227,435
EMC Corp.	8,058	212,651
Hewlett-Packard Co.	9,206	276,272
NetApp, Inc.	2,586	81,614
Ricoh Co., Ltd.	26,547	275,989
Seagate Technology PLC	3,683	174,942
Seiko Epson Corp.	8,500	151,368
Western Digital Corp.	1,959	153,625
		2,203,347
Materials 2.4%
Chemicals 0.9%
Ashland, Inc.	862	105,078
BASF SE	8	703
	Shares	Value ($)

Celanese Corp. "A"	2,200	158,136
CF Industries Holdings, Inc.	1,180	75,850
Dow Chemical Co.	3,784	193,627
E.I. du Pont de Nemours & Co.	1,489	95,222
Ecolab, Inc.	392	44,323
GEO Specialty Chemicals, Inc.*	19,324	13,558
Israel Chemicals Ltd.	17,163	119,994
Kuraray Co., Ltd.	16,800	206,101
LyondellBasell Industries NV "A"	2,873	297,413
Mitsubishi Gas Chemical Co., Inc.	16,000	89,951
Monsanto Co.	1,019	108,615
Praxair, Inc.	549	65,633
Solvay SA	986	135,723
Sumitomo Chemical Co., Ltd.	41,000	247,103
The Mosaic Co.	5,000	234,250
		2,191,280
Construction Materials 0.1%
Fletcher Building Ltd.	8,805	48,412
Holcim Ltd. (Registered)	1,198	88,416
Taiheiyo Cement Corp.	76,000	222,464
		359,292
Containers & Packaging 0.1%
Rock-Tenn Co. "A"	2,356	141,831
Metals & Mining 1.1%
Alcoa, Inc.	11,400	127,110
Anglo American PLC	21,190	305,846
Barrick Gold Corp.	15,984	170,846
BHP Billiton Ltd.	1,942	39,799
BHP Billiton PLC	3,311	64,837
Boliden AB	5,903	107,504
Glencore PLC	32,398	129,571
Goldcorp, Inc.	5,485	89,016
JFE Holdings, Inc.	9,500	211,609
Mitsubishi Materials Corp.	18,804	72,390
Newcrest Mining Ltd.*	20,735	207,229
Newmont Mining Corp.	7,983	186,483
Nippon Steel & Sumitomo Metal Corp.	53,000	137,740
Nucor Corp.	4,075	179,585
Rio Tinto PLC	3,449	141,197
Silver Wheaton Corp.	9,011	156,195
South32 Ltd.*	1,942	2,682
Sumitomo Metal Mining Co., Ltd.	15,000	229,062
		2,558,701
Paper & Forest Products 0.2%
International Paper Co.	2,874	136,774
UPM-Kymmene Oyj	12,803	226,182
		362,956
Telecommunication Services 3.3%
Diversified Telecommunication Services 2.7%
AT&T, Inc.	18,726	665,147
BCE, Inc.	7,365	312,880
BT Group PLC	57,981	409,493
CenturyLink, Inc.	5,691	167,202
Deutsche Telekom AG (Registered)	10,731	184,569
Elisa Oyj	800	25,329
HKT Trust & HKT Ltd. (Units)	147,000	173,198
Inmarsat PLC	11,052	158,868
Level 3 Communications, Inc.*	3,600	189,612
Nippon Telegraph & Telephone Corp.	12,566	456,891
Orange SA	11,104	170,277
	Shares	Value ($)

PCCW Ltd.	457,633	273,317
Proximus	1,992	70,167
Singapore Telecommunications Ltd.	76,045	240,299
Spark New Zealand Ltd.	56,978	107,937
Swisscom AG (Registered)	606	339,375
TDC AS	33,026	241,753
Telecom Italia SpA*	168,638	213,564
Telecom Italia SpA (RSP)	248,767	253,092
Telefonica SA	14,181	201,283
Telenor ASA	8,848	193,790
TeliaSonera AB	52,444	308,615
Telstra Corp., Ltd.	66,244	314,437
TELUS Corp.	7,287	251,049
Verizon Communications, Inc.	10,902	508,142
		6,430,286
Wireless Telecommunication Services 0.6%
KDDI Corp.	14,300	346,463
Millicom International Cellular SA (SDR)	1,478	109,006
NTT DoCoMo, Inc.	16,169	310,330
Rogers Communications, Inc. "B" (b)	6,503	230,651
SoftBank Corp.	471	27,834
T-Mobile U.S., Inc.*	4,600	178,342
Vodafone Group PLC	77,763	280,302
		1,482,928
Utilities 4.0%
Electric Utilities 2.0%
American Electric Power Co., Inc.	4,388	232,432
Cheung Kong Infrastructure Holdings Ltd.	28,556	221,666
CLP Holdings Ltd.	36,469	310,150
Duke Energy Corp.	5,407	381,842
E.ON SE	3,110	41,467
Edison International	3,056	169,852
EDP — Energias de Portugal SA	53,479	202,705
Electricite de France SA	10,019	223,504
Enel SpA	13,335	60,327
Entergy Corp.	2,971	209,456
Eversource Energy	3,369	152,986
Exelon Corp.	10,603	333,146
FirstEnergy Corp.	4,936	160,667
Fortum Oyj	7,154	127,026
Iberdrola SA	14,717	99,046
NextEra Energy, Inc.	2,743	268,896
OGE Energy Corp.	6,660	190,276
Pepco Holdings, Inc.	5,200	140,088
Pinnacle West Capital Corp.	2,555	145,354
Power Assets Holdings Ltd.	6,747	61,557
PPL Corp.	6,112	180,121
Southern Co.	6,245	261,666
SSE PLC	7,389	178,138
Tokyo Electric Power Co., Inc.*	32,800	179,548
Xcel Energy, Inc.	6,738	216,829
		4,748,745
Gas Utilities 0.1%
Enagas SA	22	599
Osaka Gas Co., Ltd.	31,000	122,686
Tokyo Gas Co., Ltd.	22,000	117,028
		240,313
	Shares	Value ($)

Independent Power & Renewable Eletricity Producers 0.3%
AES Corp.	19,014	252,126
Calpine Corp.*	15,500	278,845
Electric Power Development Co., Ltd.	2,602	92,193
Meridian Energy Ltd.	37,409	54,756
NRG Energy, Inc.	8,000	183,040
		860,960
Multi-Utilities 1.5%
AGL Energy Ltd.	20,375	244,438
Alliant Energy Corp.	2,508	144,762
Ameren Corp.	5,955	224,384
Atco Ltd. "I"	3,000	94,852
CenterPoint Energy, Inc.	8,900	169,367
Centrica PLC	42,247	175,472
CMS Energy Corp.	2,664	84,822
Consolidated Edison, Inc.	4,310	249,463
Dominion Resources, Inc.	3,291	220,069
DTE Energy Co.	2,194	163,760
GDF Suez	5,853	108,583
National Grid PLC	19,631	252,218
NiSource, Inc.	2,150	98,019
PG&E Corp.	6,738	330,836
Public Service Enterprise Group, Inc. (b)	5,720	224,682
SCANA Corp. (b)	3,605	182,593
Sempra Energy	1,567	155,039
WEC Energy Group, Inc.	8,567	385,247
		3,508,606
Water Utilities 0.1%
American Water Works Co., Inc.	2,803	136,310
Total Common Stocks (Cost $117,728,599)		131,933,104

Preferred Stocks 0.6%
Consumer Discretionary
Ally Financial, Inc. Series G, 144A, 7.0%	38	38,588
Bayerische Motoren Werke (BMW) AG	4,148	351,522
Porsche Automobil Holding SE	7,216	611,064
Volkswagen AG	1,914	444,640
Total Preferred Stocks (Cost $1,434,243)		1,445,814

Rights 0.0%
Consumer Staples 0.0%
Safeway Casa Ley, Expiration Date 1/30/2018*	7,499	7,611
Safeway PDC LLC, Expiration Date 1/30/2017*	7,499	366
		7,977
Energy 0.0%
Repsol SA, Expiration Date 7/3/2015*	5,901	3,059
Total Rights (Cost $11,216)		11,036

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $30,283)	170	1,001

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 22.4%
Consumer Discretionary 3.1%
1011778 BC ULC, 144A, 4.625%, 1/15/2022		35,000	34,475
Ally Financial, Inc.:
3.25%, 2/13/2018		105,000	104,344
4.125%, 3/30/2020 (b)		85,000	84,840
AmeriGas Finance LLC:
6.75%, 5/20/2020		110,000	115,775
7.0%, 5/20/2022		195,000	206,700
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		50,000	44,500
APX Group, Inc., 6.375%, 12/1/2019		50,000	48,500
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		80,000	84,800
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		80,000	74,400
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		135,000	126,731
5.5%, 4/1/2023		50,000	49,375
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		80,000	78,078
5.165%, 8/1/2044		100,000	99,276
Block Communications, Inc., 144A, 7.25%, 2/1/2020		20,000	20,400
Boyd Gaming Corp., 6.875%, 5/15/2023		40,000	41,000
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		115,000	111,838
144A, 5.375%, 5/1/2025		85,000	82,769
144A, 5.875%, 5/1/2027		140,000	136,675
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		385,000	349,628
144A, 6.375%, 9/15/2020		200,000	198,650
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		65,000	66,625
Series B, 6.5%, 11/15/2022		370,000	385,262
Series A, 7.625%, 3/15/2020		10,000	10,325
Series B, 7.625%, 3/15/2020		255,000	265,837
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,075
Columbus International, Inc., 144A, 7.375%, 3/30/2021		250,000	268,750
D.R. Horton, Inc., 4.0%, 2/15/2020		35,000	34,815
Dana Holding Corp., 5.5%, 12/15/2024		80,000	78,600
Delphi Corp., 5.0%, 2/15/2023		70,000	74,550
DISH DBS Corp.:
4.25%, 4/1/2018		70,000	71,225
5.0%, 3/15/2023		715,000	661,375
7.875%, 9/1/2019		270,000	299,430
Family Tree Escrow LLC:
144A, 5.25%, 3/1/2020		145,000	151,706
144A, 5.75%, 3/1/2023		122,500	128,012
Fiat Chrysler Automobiles NV, 144A, 4.5%, 4/15/2020		100,000	99,500
Global Partners LP, 144A, 7.0%, 6/15/2023		70,000	68,775
Group 1 Automotive, Inc., 5.0%, 6/1/2022 (b)		95,000	94,525
HD Supply, Inc., 11.5%, 7/15/2020		130,000	150,150
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		40,000	42,000
		Principal Amount ($)(c)	Value ($)

iHeartCommunications, Inc.:
9.0%, 12/15/2019 (b)		250,000	238,250
11.25%, 3/1/2021		70,000	67,988
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		40,000	35,800
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		90,000	95,625
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		40,000	39,850
Mediacom Broadband LLC, 6.375%, 4/1/2023		35,000	35,000
MGM Resorts International:
6.625%, 12/15/2021		250,000	261,250
6.75%, 10/1/2020 (b)		130,000	137,800
8.625%, 2/1/2019		240,000	271,200
Numericable-SFR, 144A, 6.0%, 5/15/2022		200,000	197,125
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		45,000	47,756
Quebecor Media, Inc., 5.75%, 1/15/2023		50,000	49,875
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023		5,000	4,925
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		35,000	35,350
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		55,000	58,025
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		60,000	61,500
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		35,000	35,525
Springs Industries, Inc., 6.25%, 6/1/2021		85,000	83,088
Starz LLC, 5.0%, 9/15/2019		40,000	40,500
Suburban Propane Partners LP, 5.75%, 3/1/2025		50,000	49,875
Time Warner Cable, Inc., 7.3%, 7/1/2038		45,000	50,702
Time Warner, Inc.:
3.6%, 7/15/2025		40,000	38,907
4.85%, 7/15/2045		20,000	19,402
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019		50,000	49,000
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		200,000	203,875
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		70,000	69,475
144A, 8.5%, 10/15/2022		50,000	55,500
			7,382,459
Consumer Staples 1.0%
Cencosud SA, 144A, 5.5%, 1/20/2021		250,000	262,673
Chiquita Brands International, Inc., 7.875%, 2/1/2021		20,000	21,550
Cott Beverages, Inc.:
5.375%, 7/1/2022		160,000	155,200
144A, 6.75%, 1/1/2020		80,000	83,000
HJ Heinz Co.:
144A, 3.95%, 7/15/2025 (d)		20,000	20,111
144A, 5.2%, 7/15/2045 (d)		10,000	10,248
JBS Investments GmbH, 144A, 7.75%, 10/28/2020		250,000	271,875
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		55,000	54,365
144A, 7.25%, 6/1/2021		145,000	152,794
144A, 8.25%, 2/1/2020		370,000	392,200
		Principal Amount ($)(c)	Value ($)

Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		100,000	102,170
Minerva Luxembourg SA:
144A, 7.75%, 1/31/2023		250,000	251,875
144A, 12.25%, 2/10/2022		250,000	275,125
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		55,000	55,550
Reynolds American, Inc.:
4.45%, 6/12/2025		10,000	10,188
5.85%, 8/15/2045		10,000	10,489
Smithfield Foods, Inc., 6.625%, 8/15/2022		5,000	5,337
The WhiteWave Foods Co., 5.375%, 10/1/2022		80,000	84,400
Tonon Bioenergia SA, 144A, 9.25%, 1/24/2020 (b)		200,000	68,000
			2,287,150
Energy 3.7%
Afren PLC, 144A, 10.25%, 4/8/2019*		340,000	149,600
Antero Resources Corp.:
5.125%, 12/1/2022		140,000	132,300
5.375%, 11/1/2021		60,000	57,600
144A, 5.625%, 6/1/2023		55,000	53,144
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		30,000	28,125
144A, 5.625%, 6/1/2024		35,000	32,463
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		50,000	39,000
6.75%, 11/1/2020		50,000	39,500
California Resources Corp.:
5.0%, 1/15/2020		60,000	52,800
5.5%, 9/15/2021 (b)		143,000	124,439
6.0%, 11/15/2024 (b)		50,000	43,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		75,000	75,188
Chaparral Energy, Inc., 7.625%, 11/15/2022		85,000	61,200
Chesapeake Energy Corp.:
5.75%, 3/15/2023 (b)		200,000	181,000
6.125%, 2/15/2021		20,000	18,800
6.625%, 8/15/2020		70,000	68,250
Concho Resources, Inc., 5.5%, 4/1/2023		175,000	175,000
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		25,000	26,000
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	232,084
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		350,000	351,750
Ecopetrol SA, 5.875%, 5/28/2045		500,000	441,250
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		85,000	84,575
144A, 8.125%, 9/15/2023		90,000	92,812
EP Energy LLC, 144A, 6.375%, 6/15/2023 (b)		65,000	65,163
EV Energy Partners LP, 8.0%, 4/15/2019		385,000	358,050
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		200,000	173,000
Gulfport Energy Corp., 144A, 6.625%, 5/1/2023		30,000	30,375
		Principal Amount ($)(c)	Value ($)

Halcon Resources Corp.:
144A, 8.625%, 2/1/2020		125,000	123,437
8.875%, 5/15/2021		225,000	147,937
9.75%, 7/15/2020		40,000	26,900
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		65,000	60,951
144A, 5.75%, 10/1/2025		100,000	96,000
Holly Energy Partners LP, 6.5%, 3/1/2020		10,000	9,975
Kinder Morgan, Inc.:
3.05%, 12/1/2019		145,000	144,839
5.55%, 6/1/2045		90,000	83,186
Laredo Petroleum, Inc., 6.25%, 3/15/2023		85,000	86,487
Linn Energy LLC, 6.25%, 11/1/2019		145,000	113,462
MEG Energy Corp., 144A, 7.0%, 3/31/2024		435,000	417,056
Memorial Resource Development Corp., 5.875%, 7/1/2022		65,000	62,771
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		85,000	88,187
Newfield Exploration Co., 5.375%, 1/1/2026		40,000	39,600
Noble Holding International Ltd., 4.0%, 3/16/2018		10,000	10,238
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		140,000	127,400
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	187,500
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		190,000	192,850
6.875%, 1/15/2023		70,000	69,125
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		600,000	537,000
ONEOK Partners LP, 4.9%, 3/15/2025 (b)		40,000	39,568
Pacific Rubiales Energy Corp., 144A, 5.375%, 1/26/2019		200,000	164,300
Parsley Energy LLC, 144A, 7.5%, 2/15/2022		10,000	10,147
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		200,000	146,000
Range Resources Corp., 144A, 4.875%, 5/15/2025		60,000	58,284
Regency Energy Partners LP, 5.0%, 10/1/2022		45,000	45,711
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		250,000	243,885
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		15,000	15,375
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		165,000	168,712
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		175,000	178,500
144A, 5.625%, 3/1/2025		90,000	89,100
5.75%, 5/15/2024		200,000	199,250
SESI LLC, 7.125%, 12/15/2021		205,000	217,300
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		20,000	19,950
Sunoco LP, 144A, 6.375%, 4/1/2023		40,000	41,600
Talisman Energy, Inc., 3.75%, 2/1/2021		120,000	118,797
Talos Production LLC, 144A, 9.75%, 2/15/2018		95,000	82,650
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		30,000	29,700
		Principal Amount ($)(c)	Value ($)

TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		125,000	126,875
Transocean, Inc., 4.3%, 10/15/2022 (b)		370,000	278,425
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		200,000	209,750
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		55,000	42,625
Whiting Petroleum Corp.:
5.75%, 3/15/2021		120,000	118,080
144A, 6.25%, 4/1/2023		270,000	267,975
Williams Partners LP:
4.0%, 9/15/2025		40,000	37,468
6.125%, 7/15/2022		15,000	15,938
			8,777,334
Financials 2.7%
AerCap Ireland Capital Ltd., 144A, 3.75%, 5/15/2019		80,000	79,100
Assured Guaranty U.S. Holdings, Inc., 5.0%, 7/1/2024		3,000	2,942
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	210,400
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		250,000	249,300
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		450,000	405,990
Barclays Bank PLC, 7.625%, 11/21/2022		250,000	284,700
BBVA Bancomer SA:
144A, 6.008%, 5/17/2022		500,000	514,250
144A, 6.75%, 9/30/2022		150,000	165,187
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		255,000	251,080
China Overseas Finance Cayman II Ltd., REG S, 5.5%, 11/10/2020		250,000	270,159
CIT Group, Inc.:
5.0%, 5/15/2017		935,000	964,172
5.25%, 3/15/2018		10,000	10,338
CNO Financial Group, Inc.:
4.5%, 5/30/2020		20,000	20,300
5.25%, 5/30/2025		40,000	40,648
Corpbanca SA, 144A, 3.875%, 9/22/2019		250,000	253,646
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		500,000	520,000
E*TRADE Financial Corp., 4.625%, 9/15/2023		55,000	54,037
Equinix, Inc., (REIT), 5.375%, 4/1/2023		175,000	175,000
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		100,000	94,867
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		230,000	239,415
HSBC Holdings PLC:
5.625%, 12/29/2049		255,000	255,319
6.375%, 12/29/2049		30,000	30,075
International Lease Finance Corp.:
3.875%, 4/15/2018		100,000	100,500
6.25%, 5/15/2019		410,000	443,312
8.75%, 3/15/2017		40,000	43,764
Legg Mason, Inc., 5.625%, 1/15/2044		75,000	80,021
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		235,000	264,059
		Principal Amount ($)(c)	Value ($)

Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	8,881
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		40,000	42,650
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		135,000	132,557
Navient Corp., 5.5%, 1/25/2023 (b)		125,000	118,750
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		130,000	132,967
Popular, Inc., 7.0%, 7/1/2019		50,000	50,000
			6,508,386
Health Care 2.1%
AbbVie, Inc., 3.6%, 5/14/2025		35,000	34,594
Actavis Funding SCS, 4.75%, 3/15/2045		2,000	1,904
Alere, Inc., 144A, 6.375%, 7/1/2023		60,000	61,050
Community Health Systems, Inc.:
5.125%, 8/15/2018		290,000	297,250
6.875%, 2/1/2022 (b)		620,000	654,100
7.125%, 7/15/2020		170,000	180,115
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		30,000	30,000
Endo Finance LLC:
144A, 5.375%, 1/15/2023		80,000	79,000
144A, 6.0%, 2/1/2025		55,000	55,894
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		10,000	10,825
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		10,000	11,000
HCA, Inc.:
6.5%, 2/15/2020		880,000	983,400
7.5%, 2/15/2022		725,000	832,844
Hologic, Inc., 144A, 5.25%, 7/15/2022 (d)		30,000	30,638
IMS Health, Inc., 144A, 6.0%, 11/1/2020		60,000	61,800
Mallinckrodt International Finance SA:
4.75%, 4/15/2023		110,000	102,644
144A, 4.875%, 4/15/2020		45,000	45,790
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		90,000	96,075
Tenet Healthcare Corp.:
144A, 3.786%**, 6/15/2020		55,000	55,481
6.25%, 11/1/2018		230,000	249,837
144A, 6.75%, 6/15/2023		115,000	117,300
Valeant Pharmaceuticals International, 144A, 6.375%, 10/15/2020		90,000	94,781
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		105,000	108,412
144A, 5.875%, 5/15/2023		95,000	97,375
144A, 6.125%, 4/15/2025		285,000	293,194
144A, 7.5%, 7/15/2021		450,000	484,312
			5,069,615
Industrials 2.0%
ADT Corp.:
3.5%, 7/15/2022 (b)		50,000	45,250
5.25%, 3/15/2020		130,000	136,175
6.25%, 10/15/2021		45,000	47,250
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		120,000	127,800
		Principal Amount ($)(c)	Value ($)

Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		70,000	69,475
Belden, Inc., 144A, 5.5%, 9/1/2022		85,000	84,362
Bombardier, Inc.:
144A, 5.5%, 9/15/2018		25,000	24,750
144A, 5.75%, 3/15/2022		328,000	291,920
144A, 7.5%, 3/15/2025		30,000	27,225
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		35,000	34,256
DP World Ltd., 144A, 6.85%, 7/2/2037		250,000	273,000
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	149,500
EnerSys, 144A, 5.0%, 4/30/2023		15,000	14,836
FTI Consulting, Inc., 6.0%, 11/15/2022		50,000	52,125
Gates Global LLC, 144A, 6.0%, 7/15/2022		65,000	58,825
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		100,000	104,125
Masonite International Corp., 144A, 5.625%, 3/15/2023		60,000	60,975
Meritor, Inc., 6.75%, 6/15/2021		55,000	56,238
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		500,000	524,710
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		450,000	389,812
Noble Group Ltd., 144A, 6.625%, 8/5/2020		250,000	248,625
Nortek, Inc., 8.5%, 4/15/2021		155,000	165,462
Oshkosh Corp., 5.375%, 3/1/2025		10,000	10,000
Ply Gem Industries, Inc., 6.5%, 2/1/2022		60,000	58,050
SBA Communications Corp., 5.625%, 10/1/2019		50,000	52,000
Titan International, Inc., 6.875%, 10/1/2020 (b)		100,000	91,875
TransDigm, Inc.:
6.0%, 7/15/2022		210,000	207,375
7.5%, 7/15/2021		275,000	295,625
United Rentals North America, Inc.:
4.625%, 7/15/2023		45,000	44,127
6.125%, 6/15/2023		10,000	10,213
7.375%, 5/15/2020		25,000	26,675
7.625%, 4/15/2022		620,000	671,150
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		95,000	100,344
XPO Logistics, Inc.:
144A, 6.5%, 6/15/2022		70,000	68,513
144A, 7.875%, 9/1/2019		95,000	101,517
			4,724,160
Information Technology 0.9%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		30,000	31,575
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		330,000	345,675
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		60,000	61,950
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		15,000	15,413
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		30,000	24,300
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		55,000	53,762
CDW LLC, 6.0%, 8/15/2022		130,000	134,225
		Principal Amount ($)(c)	Value ($)

EarthLink Holdings Corp., 7.375%, 6/1/2020		70,000	72,800
First Data Corp.:
144A, 6.75%, 11/1/2020 (b)		237,000	250,481
144A, 7.375%, 6/15/2019		276,000	286,902
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		60,000	61,050
Italics Merger Sub, Inc., 144A, 7.125%, 7/15/2023		30,000	29,625
KLA-Tencor Corp., 4.65%, 11/1/2024		150,000	149,918
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		90,000	86,287
NXP BV, 144A, 3.75%, 6/1/2018		90,000	90,675
Open Text Corp., 144A, 5.625%, 1/15/2023		75,000	74,250
Project Homestake Merger Corp., 144A, 8.875%, 3/1/2023		40,000	38,800
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		220,000	216,617
			2,024,305
Materials 2.1%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		200,000	200,092
144A, 4.125%, 9/27/2022 (b)		165,000	160,303
ArcelorMittal, 5.125%, 6/1/2020		20,000	20,275
AVINTIV Specialty Materials, Inc., 7.75%, 2/1/2019		138,000	142,140
Ball Corp., 5.25%, 7/1/2025		70,000	69,213
Berry Plastics Corp., 5.5%, 5/15/2022		320,000	321,200
Cascades, Inc., 144A, 5.5%, 7/15/2022		50,000	48,375
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		200,000	209,940
Chemours Co.:
144A, 6.625%, 5/15/2023		130,000	125,937
144A, 7.0%, 5/15/2025 (b)		25,000	24,250
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		70,000	68,600
Evolution Escrow Issuer LLC, 144A, 7.5%, 3/15/2022		70,000	66,325
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		61,000	59,018
144A, 7.0%, 2/15/2021		111,000	106,144
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	48,371
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		250,000	228,750
Hexion, Inc.:
6.625%, 4/15/2020		425,000	389,937
8.875%, 2/1/2018		90,000	81,225
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	43,300
Novelis, Inc., 8.75%, 12/15/2020		955,000	1,009,912
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		70,000	71,225
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022		80,000	82,600
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		1,145,000	1,173,625
Tronox Finance LLC, 6.375%, 8/15/2020		55,000	51,013
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		40,000	40,300
144A, 5.625%, 10/1/2024		20,000	20,250
		Principal Amount ($)(c)	Value ($)

Yamana Gold, Inc., 4.95%, 7/15/2024		250,000	240,808
			5,103,128
Telecommunication Services 4.2%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	2,000,000	123,404
AT&T, Inc.:
2.45%, 6/30/2020		40,000	39,211
3.4%, 5/15/2025		70,000	66,760
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		1,000,000	1,058,880
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		25,000	25,031
CommScope, Inc., 144A, 4.375%, 6/15/2020		35,000	35,350
CyrusOne LP: 144A, 6.375%, 11/15/2022 (d)		65,000	67,275
6.375%, 11/15/2022		25,000	25,875
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		250,000	237,425
144A, 8.25%, 9/30/2020		400,000	401,000
Frontier Communications Corp.:
6.25%, 9/15/2021		60,000	54,600
6.875%, 1/15/2025		240,000	200,700
7.125%, 1/15/2023		390,000	346,125
8.5%, 4/15/2020		290,000	303,195
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		54,000	58,590
7.625%, 6/15/2021		190,000	209,038
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		265,000	234,657
7.25%, 10/15/2020		540,000	533,925
7.5%, 4/1/2021		340,000	336,175
Level 3 Financing, Inc.:
5.375%, 8/15/2022		265,000	267,650
144A, 5.375%, 5/1/2025 (b)		55,000	53,006
6.125%, 1/15/2021		100,000	104,870
7.0%, 6/1/2020		185,000	196,331
8.625%, 7/15/2020		450,000	480,915
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		200,000	193,000
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		500,000	496,250
Plantronics, Inc., 144A, 5.5%, 5/31/2023		30,000	30,375
Sprint Communications, Inc.:
6.0%, 11/15/2022 (b)		85,000	77,669
144A, 7.0%, 3/1/2020 (b)		85,000	92,455
144A, 9.0%, 11/15/2018		420,000	474,289
Sprint Corp., 7.125%, 6/15/2024		285,000	264,366
T-Mobile U.S.A., Inc.:
6.375%, 3/1/2025		215,000	219,838
6.625%, 11/15/2020		655,000	681,200
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		285,000	272,032
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		252,000	272,160
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		50,000	52,250
Windstream Services LLC:
6.375%, 8/1/2023		60,000	48,825
7.75%, 10/15/2020 (b)		1,075,000	1,052,156
7.75%, 10/1/2021		185,000	169,275
7.875%, 11/1/2017		130,000	138,125
		Principal Amount ($)(c)	Value ($)

Zayo Group LLC:
144A, 6.0%, 4/1/2023 (b)		80,000	79,016
144A, 6.375%, 5/15/2025		70,000	67,900
			10,141,169
Utilities 0.6%
AES Corp., 8.0%, 6/1/2020		30,000	34,650
Calpine Corp.:
5.375%, 1/15/2023		85,000	83,512
5.75%, 1/15/2025		85,000	82,663
Dynegy, Inc.:
144A, 7.375%, 11/1/2022		70,000	73,325
144A, 7.625%, 11/1/2024		135,000	142,762
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		250,000	260,937
Lamar Funding Ltd., 144A, 3.958%, 5/7/2025		250,000	243,125
NGL Energy Partners LP, 5.125%, 7/15/2019		65,000	64,838
NRG Energy, Inc., 6.25%, 5/1/2024		360,000	357,300
Talen Energy Supply LLC, 144A, 5.125%, 7/15/2019		70,000	68,600
			1,411,712
Total Corporate Bonds (Cost $54,902,313)			53,429,418

Asset-Backed 0.5%
Miscellaneous
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.907%**, 1/17/2024		250,000	250,029
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		386,272	380,608
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		565,215	564,695
Total Asset-Backed (Cost $1,191,410)			1,195,332

Mortgage-Backed Securities Pass-Throughs 5.3%
Federal Home Loan Mortgage Corp.:
3.5%, 12/1/2042 (d)		5,000,000	5,142,187
6.0%, 3/1/2038		7,204	8,191
Federal National Mortgage Association:
4.0%, 4/1/2042 (d)		2,200,000	2,330,625
4.5%, 9/1/2035		20,389	22,207
6.0%, 1/1/2024		24,561	27,879
6.5%, with various maturities from 5/1/2017 until 1/1/2038		4,314	4,546
Government National Mortgage Association 3.5%, 5/1/2043 (d)		5,000,000	5,189,453
Total Mortgage-Backed Securities Pass-Throughs (Cost $12,782,775)			12,725,088

Commercial Mortgage-Backed Securities 0.4%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.186%**, 3/15/2018		120,000	120,036
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, 0.678%**, 12/25/2024		4,996,682	217,616
		Principal Amount ($)(c)	Value ($)

JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	130,650
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051		222,767	237,699
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		238,274	250,967
Total Commercial Mortgage-Backed Securities (Cost $966,303)			956,968

Collateralized Mortgage Obligations 1.7%
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		523,474	52,575
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		629,373	74,613
"ZG", Series 4213, 3.5%, 6/15/2043		56,707	55,021
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		1,017,364	145,517
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		546,373	64,604
"SP", Series 4047, Interest Only, 6.465%***, 12/15/2037		566,608	92,702
"H", Series 2278, 6.5%, 1/15/2031		136	151
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		220,000	117,920
"4", Series 406, Interest Only, 4.0%, 9/25/2040		179,886	37,057
"KZ", Series 2010-134, 4.5%, 12/25/2040		437,503	472,161
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		187,963	45,107
"PI", Series 2006-20, Interest Only, 6.493%***, 11/25/2030		345,266	55,865
Freddie Mac Structured Agency Credit Risk Debt Notes, "M3", Series 2014-DN4, 4.735%**, 10/25/2024		240,000	243,026
Government National Mortgage Association:
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		534,251	55,247
"GC", Series 2010-101, 4.0%, 8/20/2040		500,000	525,502
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		592,269	104,753
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		663,491	37,988
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		96,953	14,478
"ND", Series 2010-130, 4.5%, 8/16/2039		600,000	658,169
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		144,341	28,922
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		413,059	70,293
"PZ", Series 2010-106, 4.75%, 8/20/2040		444,935	493,703
		Principal Amount ($)(c)	Value ($)

"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		221,285	27,148
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		418,011	82,606
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		425,155	88,365
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		314,330	64,107
"AI", Series 2007-38, Interest Only, 6.275%***, 6/16/2037		73,133	12,901
Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		344,442	244,061
Total Collateralized Mortgage Obligations (Cost $3,586,168)			3,964,562

Government & Agency Obligations 9.0%
Other Government Related (e) 0.1%
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	194,760
Sovereign Bonds 3.7%
Dominican Republic, 144A, 5.5%, 1/27/2025		100,000	100,250
Hashemite Kingdom of Jordan Government AID Bond, 3.0%, 6/30/2025		1,200,000	1,203,000
Indonesia Treasury Bond, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	100,562
Kingdom of Spain-Inflation Linked Bond, REG S, 144A, 1.0%, 11/30/2030	EUR	1,153,761	1,193,401
Portugal Obrigacoes do Tesouro OT, REG S, 144A, 4.1%, 2/15/2045	EUR	1,400,000	1,618,351
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	96,750
144A, 7.65%, 6/15/2035		100,000	100,500
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	16,900,000	68,367
Republic of Ireland, REG S, 2.0%, 2/18/2045	EUR	600,000	584,274
Republic of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027	NZD	2,300,000	1,686,811
Republic of Poland, Series 0725, 3.25%, 7/25/2025	PLN	720,000	190,987
Republic of Singapore, 2.75%, 4/1/2042	SGD	600,000	420,760
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	221,790
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	2,200,000	183,391
Series R186, 10.5%, 12/21/2026	ZAR	2,700,000	258,326
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	199,000
Republic of Turkey, 8.5%, 7/10/2019	TRY	500,000	181,337
Republic of Uruguay, 5.1%, 6/18/2050		40,000	38,100
United Mexican States, 4.6%, 1/23/2046		500,000	462,500
			8,908,457
		Principal Amount ($)(c)	Value ($)

U.S. Government Sponsored Agency 0.4%
Federal National Mortgage Association, 3.0%, 11/15/2027		1,000,000	973,309
U.S. Treasury Obligations 4.8%
U.S. Treasury Bills:
0.06%****, 8/13/2015 (f)		1,327,000	1,327,000
0.07%****, 12/3/2015 (f)		604,000	603,889
U.S. Treasury Bonds:
2.5%, 2/15/2045		25,000	22,002
3.125%, 8/15/2044		142,000	142,233
3.625%, 2/15/2044		176,000	193,504
5.375%, 2/15/2031		1,071,000	1,439,742
U.S. Treasury Notes:
1.0%, 8/31/2016 (g) (h)		5,349,000	5,387,449
1.0%, 9/30/2016		1,200,000	1,209,094
1.25%, 1/31/2020		180,000	177,581
2.125%, 5/15/2025		10,000	9,819
2.25%, 11/15/2024		770,000	765,308
2.5%, 5/15/2024		170,000	172,908
			11,450,529
Total Government & Agency Obligations (Cost $22,212,110)			21,527,055

Municipal Bonds and Notes 2.3%
Arizona, State Transportation Board, Highway Revenue, 5.0%, 7/1/2033		1,000,000	1,149,960
Atlanta, GA, Water & Wastewater Revenue, 5.0%, 11/1/2034		1,000,000	1,134,560
California, State General Obligation:
5.0%, 3/1/2033		285,000	327,106
5.0%, 3/1/2032		715,000	823,208
Honolulu City & County, HI, General Obligation, Series A, 5.0%, 10/1/2035		365,000	420,644
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		231,439	238,664
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series A-1, 5.0%, 8/1/2032		500,000	570,675
		Principal Amount ($)(c)	Value ($)

New York, NY, General Obligation, Series C, 5.0%, 8/1/2033		290,000	330,737
Ventura County, CA, Community College District, 5.0%, 8/1/2030		330,000	388,323
Total Municipal Bonds and Notes (Cost $5,446,873)			5,383,877

Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (Cost $205,860)		209,283	382,465

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $20,821)		40,000	36,400

	Shares	Value ($)

Mutual Fund 4.7%
Deutsche Floating Rate Fund "Institutional" (i) (Cost $11,234,874)	1,237,106	11,307,152

Securities Lending Collateral 3.3%
Daily Assets Fund Institutional, 0.16% (i) (j) (Cost $7,991,825)	7,991,825	7,991,825

Cash Equivalents 2.5%
Central Cash Management Fund, 0.09% (i) (Cost $5,923,511)	5,923,511	5,923,511

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $245,669,184)†	108.2	258,214,608
Other Assets and Liabilities, Net	(8.2)	(19,578,903)
Net Assets	100.0	238,635,705

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Afren PLC*	10.25%	4/8/2019	USD	340,000	370,821	149,600

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2015.

*** These securities are shown at their current rate as of June 30, 2015.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $246,123,749. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $12,090,859. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,315,859 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,225,000.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	2,342	940	.00

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $7,511,730, which is 3.1% of net assets.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At June 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At June 30, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) At June 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Stock)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SBSN: Surat Berharga Syariah Negara

SDR: Swedish Depositary Receipt

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2015, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	AUD	9/15/2015	26	2,512,783	12,695
Euro-BUXL 30 Year German Government Bond	EUR	9/8/2015	12	1,988,535	(22,852)
Total net unrealized depreciation					(10,157)

At June 30, 2015, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	9/21/2015	22	2,465,973	(24,584)
10 Year U.S. Treasury Note	USD	9/21/2015	148	18,673,438	151,971
Euro-Bund Federal Republic of Germany	EUR	9/8/2015	15	2,541,857	(30,123)
Ultra Long U.S. Treasury Bond	USD	9/21/2015	55	8,473,438	227,597
Total net unrealized appreciation					324,861

At June 30, 2015, open written options contracts were as follows:
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (k)
Call Options Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,100,000	1	5/5/2016	23,573	(1,396)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,100,000	1	3/15/2016	15,172	(90)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,100,000	2	3/15/2016	24,780	(90)
Total Call Options					63,525	(1,576)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,100,000	1	3/15/2016	15,173	(1,078)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,100,000	2	3/15/2016	5,355	(1,078)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,100,000	1	5/5/2016	23,572	(40,585)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	4,900,000	3	12/2/2015	106,330	(87,984)
Pay Fixed — 2.64% – Receive Floating — 3-Month LIBOR	8/10/2015 8/10/2045	1,900,000	1	8/6/2015	17,765	(10,164)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/12/2015 11/12/2045	4,900,000	3	11/9/2015	98,245	(99,258)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	4,900,000	4	9/28/2015	102,524	(143,286)
Total Put Options					368,964	(383,433)
Total					432,489	(385,009)

(k) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2015 was $47,480.

At June 30, 2015, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (l)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (m)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
4/15/2015 6/20/2020	70,000	5	5.0%	CCO Holdings LLC, 7.25%, 10/30/2017, BB–	6,861	6,691	170
12/22/2014 3/20/2020	135,000	6	5.0%	General Motors Corp., 6.25%, 10/2/2043, BBB–	22,511	20,287	2,224
Total unrealized appreciation							2,394

(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(m) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At June 30, 2015, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
9/16/2015 9/16/2045	1,900,000	Floating — 3-Month LIBOR	Fixed — 3.0%	19,401	(17,549)
9/16/2015 9/16/2045	1,900,000	Fixed — 3.0%	Floating — 3-Month LIBOR	(19,401)	26,268
9/16/2015 9/16/2020	8,037,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(143,871)	(2,581)
12/16/2015 9/16/2020	17,900,000	Floating — 3-Month LIBOR	Fixed — 2.214%	207,030	215,734
12/16/2015 9/18/2017	700,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(5,022)	(5,722)
2/3/2015 2/3/2045	1,900,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(67,399)	(44,249)
1/28/2015 1/28/2045	2,100,000	Fixed — 3.088%	Floating — 3-Month LIBOR	(98,824)	(77,640)
12/16/2015 9/18/2045	4,300,000	Fixed — 2.998%	Floating — 3-Month LIBOR	(13,966)	121,970
12/16/2015 9/17/2035	400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(1,754)	6,433
12/16/2015 9/16/2025	800,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(4,742)	(234)
Total net unrealized appreciation					222,430

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Morgan Stanley

5 Barclays Bank PLC

6 Credit Suisse

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2015 is 0.28%.

As of June 30, 2015, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
KRW	1,169,662,000	JPY	130,000,000	7/9/2015	13,874	Nomura International PLC
KRW	1,169,675,000	JPY	130,000,000	7/9/2015	13,863	Australia & New Zealand Banking Group Ltd.
AUD	994,150	GBP	500,000	7/9/2015	18,857	Morgan Stanley
AUD	994,130	GBP	500,000	7/9/2015	18,872	Commonwealth Bank of Australia
USD	2,550,268	JPY	320,000,000	7/9/2015	64,640	Barclays Bank PLC
SEK	8,749,491	EUR	950,000	7/9/2015	3,634	Societe Generale
SEK	8,747,771	EUR	950,000	7/9/2015	3,842	Morgan Stanley
SEK	8,359,200	NOK	8,000,000	7/9/2015	11,699	Crédit Agricole CIB
SEK	8,385,752	NOK	8,000,000	7/9/2015	8,495	Morgan Stanley
JPY	130,000,000	KRW	1,187,160,000	7/9/2015	1,810	Nomura International PLC
JPY	130,000,000	KRW	1,187,095,000	7/9/2015	1,752	Australia & New Zealand Banking Group Ltd.
EUR	1,400,000	USD	1,581,878	7/9/2015	20,935	BNP Paribas
NZD	1,100,000	USD	769,890	7/9/2015	24,937	Macquarie Bank Ltd.
NZD	500,000	USD	346,958	7/9/2015	8,342	National Australia Bank Ltd.
EUR	4,800,000	USD	5,370,235	7/13/2015	18,161	UBS AG
EUR	2,400,000	USD	2,678,299	7/13/2015	2,262	Barclays Bank PLC
USD	5,204,702	EUR	4,800,000	7/13/2015	147,372	Bank of America
USD	2,781,766	EUR	2,581,400	7/13/2015	96,535	Societe Generale
EUR	1,677,000	USD	1,878,502	7/13/2015	8,621	Societe Generale
EUR	302,000	USD	337,191	7/13/2015	457	UBS AG
SGD	1,177,000	USD	878,931	7/13/2015	5,184	Societe Generale
SEK	10,210,000	USD	1,235,505	7/13/2015	3,625	Societe Generale
USD	2,610,834	SEK	22,077,800	7/13/2015	52,946	Societe Generale
USD	695,293	EUR	625,000	7/13/2015	1,592	UBS AG
NZD	2,491,000	USD	1,752,970	7/13/2015	66,581	Societe Generale
PLN	820,000	USD	219,006	8/10/2015	1,145	Citigroup, Inc.
USD	1,204,168	ZAR	14,800,000	8/14/2015	3,336	BNP Paribas
MXN	8,300,000	USD	536,585	8/14/2015	10,114	BNP Paribas
MXN	2,066,000	USD	132,335	8/14/2015	1,288	JPMorgan Chase Securities, Inc.
COP	1,957,500,000	USD	767,207	8/18/2015	19,589	BNP Paribas
Total unrealized appreciation					654,360

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	1,300,000	USD	1,039,850	7/9/2015	(882)	Morgan Stanley
CAD	1,300,000	USD	1,040,000	7/9/2015	(733)	Macquarie Bank Ltd.
GBP	1,000,000	USD	1,561,270	7/9/2015	(9,900)	Morgan Stanley
JPY	320,000,000	USD	2,605,359	7/9/2015	(9,549)	Nomura International PLC
USD	622,102	CAD	755,549	7/13/2015	(17,268)	Societe Generale
NOK	11,904,000	USD	1,469,117	7/13/2015	(48,785)	BNP Paribas
SGD	825,000	USD	607,214	7/13/2015	(5,225)	UBS AG
EUR	2,400,000	USD	2,577,566	7/13/2015	(98,471)	Citigroup, Inc.
EUR	4,942,400	USD	5,308,068	7/13/2015	(202,784)	Citigroup, Inc.
CAD	755,549	USD	600,610	7/13/2015	(4,224)	Citigroup, Inc.
SEK	22,115,000	USD	2,536,015	7/13/2015	(132,254)	Barclays Bank PLC
EUR	2,400,000	USD	2,577,034	7/13/2015	(99,004)	Bank of America
USD	1,572,969	NOK	11,904,000	7/13/2015	(55,068)	Barclays Bank PLC
USD	674,019	EUR	604,000	7/13/2015	(549)	Citigroup, Inc.
USD	2,737,898	EUR	2,400,000	7/13/2015	(61,861)	Societe Generale
USD	1,259,819	SEK	10,247,200	7/13/2015	(23,450)	Barclays Bank PLC
USD	2,682,439	EUR	2,400,000	7/13/2015	(6,402)	UBS AG
USD	420,202	SGD	566,000	7/13/2015	(32)	Barclays Bank PLC
TRY	510,000	USD	183,484	7/20/2015	(5,765)	BNP Paribas
ZAR	18,020,000	USD	1,429,682	8/14/2015	(40,536)	BNP Paribas
USD	400,814	TRY	1,087,500	8/14/2015	(124)	Nomura International PLC
USD	530,512	MXN	8,300,000	8/14/2015	(4,041)	BNP Paribas
TRY	1,087,500	USD	387,024	8/14/2015	(13,665)	Nomura International PLC
ILS	1,950,000	USD	508,886	8/14/2015	(7,882)	Nomura International PLC
Total unrealized depreciation					(848,454)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
COP Colombian Peso
EUR Euro
GBP British Pound
HUF Hungarian Forint
IDR Indonesian Rupiah
ILS Israeli Shekel
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
PLN Polish Zloty
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swaps, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (n)
Consumer Discretionary	$9,017,189	$5,458,115	$940	$14,476,244
Consumer Staples	7,557,706	3,161,959	—	10,719,665
Energy	4,617,282	3,087,519	—	7,704,801
Financials	18,013,925	16,704,175	—	34,718,100
Health Care	10,574,251	2,314,022	0	12,888,273
Industrials	5,874,394	6,692,686	—	12,567,080
Information Technology	13,834,847	2,001,886	—	15,836,733
Materials	2,565,987	3,034,515	13,558	5,614,060
Telecommunication Services	2,503,025	5,410,189	—	7,913,214
Utilities	6,621,827	2,873,107	—	9,494,934
Preferred Stocks	—	1,445,814	—	1,445,814
Rights (n)	—	3,059	7,977	11,036
Warrants	—	—	1,001	1,001
Fixed Income Investments (n)
Corporate Bonds	—	53,429,418	—	53,429,418
Asset-Backed	—	1,195,332	—	1,195,332
Mortgage-Backed Securities Pass-Throughs	—	12,725,088	—	12,725,088
Commercial Mortgage-Backed Securities	—	956,968	—	956,968
Collateralized Mortgage Obligations	—	3,964,562	—	3,964,562
Government & Agency Obligations	—	21,527,055	—	21,527,055
Municipal Bonds and Notes	—	5,383,877	—	5,383,877
Convertible Bond	—	—	382,465	382,465
Preferred Security	—	36,400	—	36,400
Mutual Fund	11,307,152	—	—	11,307,152
Short-Term Investments (n)	13,915,336	—	—	13,915,336
Derivatives (o)
Futures Contracts	392,263	—	—	392,263
Credit Default Swap Contracts	—	2,394	—	2,394
Interest Rate Swap Contracts	—	370,405	—	370,405
Forward Foreign Currency Exchange Contracts	—	654,360	—	654,360
Total	$106,795,184	$152,432,905	$405,941	$259,634,030
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (o)
Futures Contracts	$(77,559)	$—	$—	$(77,559)
Written Options	—	(385,009)	—	(385,009)
Interest Rate Swap Contracts	—	(147,975)	—	(147,975)
Forward Foreign Currency Exchange Contracts	—	(848,454)	—	(848,454)
Total	$(77,559)	$(1,381,438)	$—	$(1,458,997)

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(n) See Investment Portfolio for additional detailed categorizations.

(o) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $220,518,974) — including $7,511,730 of securities loaned	$232,992,120
Investment in Daily Assets Fund Institutional (cost $7,991,825)*	7,991,825
Investments in affiliated Underlying Funds (cost $17,158,385)	17,230,663
Total investments in securities, at value (cost $245,669,184)	258,214,608
Cash	111,237
Foreign currency, at value (cost $534,510)	536,170
Receivable for investments sold	664,645
Receivable for investments sold — when-issued/delayed delivery security	2,273,827
Receivable for Fund shares sold	7,285
Dividends receivable	223,651
Interest receivable	1,152,581
Receivable for variation margin on centrally cleared swaps	30,477
Unrealized appreciation on bilateral swap contracts	2,394
Unrealized appreciation on forward foreign currency exchange contracts	654,360
Upfront payments paid on bilateral swap contracts	26,978
Foreign taxes recoverable	63,764
Other assets	2,344
Total assets	263,964,321
Liabilities
Payable upon return of securities loaned	7,991,825
Payable for investments purchased	537,189
Payable for investments purchased — when-issued/delayed delivery securities	15,146,091
Payable for Fund shares redeemed	167,856
Payable for variation margin on futures contracts	3,341
Options written, at value (premium received $432,489)	385,009
Unrealized depreciation on forward foreign currency exchange contracts	848,454
Accrued management fee	68,230
Accrued Trustees' fees	3,889
Other accrued expenses and payables	176,732
Total liabilities	25,328,616
Net assets, at value	$238,635,705
Net Assets Consist of
Undistributed net investment income	3,697,961
Net unrealized appreciation (depreciation) on: Investments	12,545,424
Swap contracts	224,824
Futures	314,704
Foreign currency	(197,683)
Written options	47,480
Accumulated net realized gain (loss)	(464,415)
Paid-in capital	222,467,410
Net assets, at value	$238,635,705
Class A Net Asset Value, offering and redemption price per share ($238,635,705 ÷ 9,996,405 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$23.87

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $134,832)	$2,124,801
Interest (net of foreign taxes withheld of $615)	2,160,359
Income distributions from affiliated Underlying Funds	239,075
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	40,386
Total income	4,564,621
Expenses: Management fee	448,747
Administration fee	121,283
Services to shareholders	756
Custodian fee	42,573
Professional fees	48,026
Reports to shareholders	33,785
Trustees' fees and expenses	6,505
Other	39,453
Total expenses before expense reductions	741,128
Expense reductions	(31,838)
Total expenses after expense reductions	709,290
Net investment income	3,855,331
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(333,140)
Swap contracts	(260,407)
Futures	(539,975)
Written options	40,280
Foreign currency	1,007,429
(85,813)
Change in net unrealized appreciation (depreciation) on: Investments	1,379,855
Swap contracts	233,231
Futures	360,623
Written options	835,806
Foreign currency	(220,905)
2,588,610
Net gain (loss)	2,502,797
Net increase (decrease) in net assets resulting from operations	$6,358,128

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$3,855,331	$7,379,735
Operations: Net investment income	$3,855,331	$7,379,735
Net realized gain (loss)	(85,813)	7,258,440
Change in net unrealized appreciation (depreciation)	2,588,610	(4,653,232)
Net increase (decrease) in net assets resulting from operations	6,358,128	9,984,943
Distributions to shareholders from: Net investment income: Class A	(7,355,308)	(8,047,271)
Net realized gains: Class A	(6,214,133)	(26,528,998)
Total distributions	(13,569,441)	(34,576,269)
Fund share transactions: Class A Proceeds from shares sold	3,112,973	5,731,970
Shares issued to shareholders in reinvestment of distributions	13,569,441	34,576,269
Payments for shares redeemed	(18,005,625)	(37,629,458)
Net increase (decrease) in net assets from Class A share transactions	(1,323,211)	2,678,781
Increase (decrease) in net assets	(8,534,524)	(21,912,545)
Net assets at beginning of period	247,170,229	269,082,774
Net assets at end of period (including undistributed net investment income of $3,697,961 and $7,197,938, respectively)	$238,635,705	$247,170,229
Other Information
Class A Shares outstanding at beginning of period	10,040,081	9,857,478
Shares sold	127,024	223,936
Shares issued to shareholders in reinvestment of distributions	562,580	1,433,510
Shares redeemed	(733,280)	(1,474,843)
Net increase (decrease) in Class A shares	(43,676)	182,603
Shares outstanding at end of period	9,996,405	10,040,081

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$24.62		$27.30	$23.90	$21.49	$22.13	$20.52
Income (loss) from investment operations: Net investment incomea	.39		.72	.78	.57	.46	.39
Net realized and unrealized gain (loss)	.26		.25	3.14	2.20	(.75)	1.88
Total from investment operations	.65		.97	3.92	2.77	(.29)	2.27
Less distributions from: Net investment income	(.76)		(.85)	(.52)	(.36)	(.35)	(.66)
Net realized gains	(.64)		(2.80)	—	—	—	—
Total distributions	(1.40)		(3.65)	(.52)	(.36)	(.35)	(.66)
Net asset value, end of period	$23.87		$24.62	$27.30	$23.90	$21.49	$22.13
Total Return (%)	2.60	b**	3.83	16.63	12.98	(1.42)	11.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	239		247	269	260	264	308
Ratio of expenses before expense reductions (%)	.61	*	.62	.60	.59	.58	.65
Ratio of expenses after expense reductions (%)	.58	*	.62	.60	.59	.58	.65
Ratio of net investment income (loss) (%)	3.18	*	2.83	3.07	2.48	2.09	1.89
Portfolio turnover rate (%)	40	**	88	182	188	109	203
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $26,200,000 to $39,937,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in credit default swap contracts sold had a total notional value of generally indicative of a range from $0 to $205,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,501,000 to $13,797,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $21,219,000 to $52,895,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $385,000 to $1,758,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $20,741,000 to $46,081,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $17,111,000 to $35,894,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $9,923,000 to $21,540,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$370,405	$392,263	$762,668
Credit Contracts (b)	—	2,394	—	2,394
Foreign Exchange Contracts (c)	654,360	—	—	654,360
	$654,360	$372,799	$392,263	$1,419,422
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on bilateral swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(385,009)	$—	$(147,975)	$(77,559)	$(610,543)
Foreign Exchange Contracts (c)	—	(848,454)	—	—	(848,454)
	$(385,009)	$(848,454)	$(147,975)	$(77,559)	$(1,458,997)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Options written, at value
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$40,280	$—	$(260,407)	$(539,975)	$(760,102)
Foreign Exchange Contracts (b)	—	1,006,667	—	—	1,006,667
	$40,280	$1,006,667	$(260,407)	$(539,975)	$246,565
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$835,806	$—	$230,837	$360,623	$1,427,266
Credit Contracts (a)	—	—	2,394	—	2,394
Foreign Exchange Contracts (b)	—	(230,019)	—	—	(230,019)
	$835,806	$(230,019)	$233,231	$360,623	$1,199,641
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received (a)	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd	$15,615	$—	$—	$—	$15,615
Bank of America	147,372	(99,004)	—	—	48,368
Barclays Bank PLC	67,072	(67,072)	—	—	—
BNP Paribas	53,974	(53,974)	—	—	—
Crédit Agricole CIB	11,699	—	—	—	11,699
Citigroup, Inc.	1,145	(1,145)	—	—	—
Commonwealth Bank of Australia	18,872	—	—	—	18,872
Credit Suisse	2,224	—	—	—	2,224
JPMorgan Chase Securities, Inc.	1,288	—	—	—	1,288
Macquarie Bank Ltd.	24,937	(733)	—	—	24,204
Morgan Stanley	31,194	(31,194)	—	—	—
National Australia Bank Ltd.	8,342	—	—	—	8,342
Nomura International PLC	15,684	(15,684)	—	—	—
Societe Generale	237,126	(79,129)	—	—	157,997
UBS AG	20,210	(11,627)	—	—	8,583
	$656,754	$(359,562)	$—	$—	$297,192
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Bank of America	$99,004	$(99,004)	$—	$—	$—
Barclays Bank PLC	210,804	(67,072)	—	—	143,732
BNP Paribas	100,295	(53,974)	—	—	46,321
Citigroup, Inc.	493,270	(1,145)	—	(492,125)	—
Macquarie Bank Ltd.	733	(733)	—	—	—
Morgan Stanley	154,068	(31,194)	—	(122,874)	—
Nomura International PLC	84,533	(15,684)	—	(46,331)	22,518
Societe Generale	79,129	(79,129)	—	—	—
UBS AG	11,627	(11,627)	—	—	—
	$1,233,463	$(359,562)	$—	$(661,330)	$212,571

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $105,950,093 and $87,788,253, respectively. Purchases and sales of U.S. Treasury obligations aggregated $10,828,374 and $8,294,297, respectively.

For the six months ended June 30, 2015, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	37,000,000	$517,417
Options closed	(4,000,000)	(41,134)
Options expired	(3,800,000)	(43,794)
Outstanding, end of period	29,200,000	$432,489

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Deutsche Floating Rate Fund. For the six months ended June 30, 2015, the Advisor waived $31,838 of its management fee.

For the period from January 1, 2015 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.73%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $121,283, of which $19,934 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC aggregated $198, of which $97 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated 9,790, of which $9,597 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,538.

E. Ownership of the Fund

At June 30, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 44%, 20% and 17%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

G. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Deutsche Funds during the six months ended June 30, 2015 is as follows:
Affiliate	Value ($) at 12/31/2014	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 6/30/2015
Deutsche Floating Rate Fund	—	14,914,998	3,680,124	—	235,375	11,307,152
Central Cash Management Fund	26,756,478	69,366,569	90,199,536	—	3,700	5,923,511
Total	26,756,478	84,281,567	93,879,660	—	239,075	17,230,663

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,026.00
Expenses Paid per $1,000*	$2.91
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,021.92
Expenses Paid per $1,000*	$2.91

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Income Builder VIP	.58%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Income Builder VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GIB-3 (R-028382-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Government & Agency Securities VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management Team
7 Investment Portfolio
12 Statement of Assets and Liabilities
13 Statement of Operations
14 Statement of Changes in Net Assets
15 Financial Highlights
17 Notes to Financial Statements
24 Information About Your Fund's Expenses
25 Proxy Voting
26 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The "full faith and credit" guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.72% and 1.06% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Government & Agency Securities VIP

The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,963	$10,091	$10,309	$11,267	$15,123
	Average annual total return	–0.37%	0.91%	1.02%	2.41%	4.22%
Barclays GNMA Index	Growth of $10,000	$10,012	$10,188	$10,466	$11,630	$15,741
	Average annual total return	0.12%	1.88%	1.53%	3.07%	4.64%
Deutsche Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,937	$10,057	$10,203	$11,072	$14.589
	Average annual total return	–0.63%	0.57%	0.67%	2.06%	3.85%
Barclays GNMA Index	Growth of $10,000	$10,012	$10,188	$10,466	$11,630	$15,741
	Average annual total return	0.12%	1.88%	1.53%	3.07%	4.64%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Net Assets)	6/30/15	12/31/14

Mortgage-Backed Securities Pass-Throughs	76%	71%
Collateralized Mortgage Obligations	26%	26%
Government & Agency Obligations	6%	19%
Short-Term US Treasury Obligations	1%	1%
Cash Equivalents and Other Assets and Liabilities, net	–9%	–17%
	100%	100%

Coupons*	6/30/15	12/31/14

Less than 4.5%	47%	50%
4.5%–5.49%	30%	34%
5.5%–6.49%	15%	14%
6.5%–7.49%	8%	2%
7.5% and Greater	0%	0%
	100%	100%

Interest Rate Sensitivity	6/30/15	12/31/14

Effective Maturity	8.8 years	9.7 years
Effective Duration	5.8 years	7.8 years

* Excludes Cash Equivalents, Securities Lending Collateral, U.S. Treasury Bills and Options Purchased.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

William Chepolis, CFA

Scott Agi, CFA

Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 76.2%
Federal Home Loan Mortgage Corp., 3.5%, 12/1/2042 (a)	6,000,000	6,170,625
Federal National Mortgage Association:
3.5%, 12/1/2042 (a)	5,000,000	5,151,953
4.0%, 5/1/2042 (a)	1,000,000	1,059,375
Government National Mortgage Association:
3.0%, with various maturities from 4/1/2043 until 10/20/2044 (a)	4,882,112	4,933,363
3.5%, with various maturities from 4/15/2042 until 5/1/2043 (a)	5,186,443	5,398,516
4.0%, with various maturities from 9/20/2040 until 6/20/2043	3,908,241	4,189,027
4.5%, with various maturities from 6/20/2033 until 2/20/2043	9,762,439	10,609,013
4.55%, 1/15/2041	330,218	360,834
4.625%, 5/15/2041	190,503	209,981
5.0%, with various maturities from 11/20/2032 until 4/15/2042	9,699,432	10,849,316
5.5%, with various maturities from 10/15/2032 until 7/20/2040	6,309,054	7,121,656
6.0%, with various maturities from 2/15/2034 until 2/15/2039	5,304,593	6,046,775
6.5%, with various maturities from 9/15/2036 until 2/15/2039	636,463	727,738
7.0%, with various maturities from 2/20/2027 until 11/15/2038	110,718	130,337
7.5%, 10/20/2031	6,572	7,834
Total Mortgage-Backed Securities Pass-Throughs (Cost $61,810,546)		62,966,343

Collateralized Mortgage Obligations 25.9%
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	149,537	138,348
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043	1,269,464	815,102
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	80,337	4,614
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	972,206	75,654
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025	337,513	23,679
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	487,890	37,970
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	155,781	13,666
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	126,824	12,746
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	1,258,747	149,226
"PZ", Series 4094, 3.0%, 8/15/2042	395,842	374,887
"CZ", Series 4113, 3.0%, 9/15/2042	381,533	375,218
"ZT", Series 4165, 3.0%, 2/15/2043	478,787	455,198
	Principal Amount ($)	Value ($)

"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	716,637	65,755
"VZ", Series 4303, 3.5%, 8/15/2042	1,047,702	1,009,513
"ZG", Series 4213, 3.5%, 6/15/2043	189,022	183,403
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	524,634	102,318
"KZ", Series 4328, 4.0%, 4/15/2044	94,450	96,805
"UZ", Series 4341, 4.0%, 5/15/2044	704,555	753,534
"UA", Series 4298, 4.0%, 2/15/2054	330,110	345,290
"22", Series 243, Interest Only, 4.3%*, 6/15/2021	266,128	10,929
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	107,476	14,739
"SP", Series 4047, Interest Only, 6.465%*, 12/15/2037	566,608	92,702
"A", Series 172, Interest Only, 6.5%, 1/1/2024	15,198	2,748
"DS", Series 3199, Interest Only, 6.965%*, 8/15/2036	1,643,813	352,209
"S", Series 2416, Interest Only, 7.915%*, 2/15/2032	228,214	51,000
"ST", Series 2411, Interest Only, 8.565%*, 6/15/2021	323,722	19,841
"KS", Series 2064, Interest Only, 9.965%*, 5/15/2022	216,244	45,854
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	147,420	12,580
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	220,406	11,305
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	654,142	30,380
"IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	1,787,277	412,416
"4", Series 406, Interest Only, 4.0%, 9/25/2040	359,772	74,113
"ZB", Series 2010-136, 4.0%, 12/25/2040	150,838	159,105
"AZ", Series 2012-29, 4.0%, 4/25/2042	1,511,927	1,593,675
"HZ", Series 2013-20, 4.0%, 3/25/2043	1,584,747	1,631,275
"25", Series 351, Interest Only, 4.5%, 5/25/2019	96,295	5,951
"IN", Series 2003-49, Interest Only, 4.75%, 3/25/2018	137,439	1,038
"21", Series 334, Interest Only, 5.0%, 3/25/2018	36,207	1,777
"20", Series 334, Interest Only, 5.0%, 3/25/2018	57,604	2,874
"23", Series 339, Interest Only, 5.0%, 6/25/2018	81,597	4,071
"26", Series 381, Interest Only, 5.0%, 12/25/2020	34,265	2,810
"ZA", Series 2008-24, 5.0%, 4/25/2038	753,821	827,453
"30", Series 381, Interest Only, 5.5%, 11/25/2019	195,597	16,187
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	329,410	36,912
"PJ", Series 2004-46, Interest Only, 5.813%*, 3/25/2034	253,630	35,056
	Principal Amount ($)	Value ($)

"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	209,656	22,387
"101", Series 383, Interest Only, 6.5%, 9/25/2022	700,651	98,010
"SJ", Series 2007-36, Interest Only, 6.583%*, 4/25/2037	137,697	23,618
"KI", Series 2005-65, Interest Only, 6.813%*, 8/25/2035	75,527	14,404
"SA", Series G92-57, IOette, 83.104%*, 10/25/2022	26,676	46,294
Government National Mortgage Association:
"KZ", Series 2014-102, 3.5%, 7/16/2044	1,858,600	1,763,082
"BI", Series 2014-22, Interest Only, 4.0%, 2/20/2029	876,797	117,186
"JY", Series 2010-20, 4.0%, 12/20/2033	2,138,155	2,266,698
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040	1,980,999	359,247
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	592,269	104,753
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	124,400	6,575
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	334,179	24,727
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	290,601
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	446,185	89,404
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	565,479	84,925
"Z", Series 2010-169, 4.5%, 12/20/2040	585,170	651,010
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	315,815	64,178
"GZ", Series 2005-24, 5.0%, 3/20/2035	558,674	647,378
"ZA", Series 2005-75, 5.0%, 10/16/2035	628,499	721,081
"MZ", Series 2009-98, 5.0%, 10/16/2039	1,127,751	1,335,815
"Z", Series 2009-112, 5.0%, 11/20/2039	1,321,261	1,470,508
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	125,463	8,250
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	587,330	124,950
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	167,020	34,833
"BS", Series 2011-93, Interest Only, 5.915%*, 7/16/2041	954,912	166,109
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	238,403	39,552
"SA", Series 2012-84, Interest Only, 6.113%*, 12/20/2038	1,065,508	145,098
"QA", Series 2007-57, Interest Only, 6.313%*, 10/20/2037	224,058	41,385
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	61,286	13,404
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	436,547	113,467
	Principal Amount ($)	Value ($)

"SK", Series 2003-11, Interest Only, 7.515%*, 2/16/2033	373,760	71,076
Total Collateralized Mortgage Obligations (Cost $19,079,364)		21,441,931

Government & Agency Obligations 5.4%
U.S. Treasury Obligations
U.S. Treasury Bonds:
2.875%, 5/15/2043	1,500,000	1,429,453
3.375%, 5/15/2044	1,000,000	1,050,391
U.S. Treasury Note, 1.0%, 9/30/2016 (b) (c)	2,000,000	2,015,156
Total Government & Agency Obligations (Cost $4,400,235)		4,495,000

Short-Term U.S. Treasury Obligation 1.3%
U.S. Treasury Bill, 0.06%**, 8/13/2015 (d) (Cost $1,044,925)	1,045,000	1,045,000

	Contract Amount	Value ($)

Call Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	2,600,000	9,609
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	6,000,000	31,740
Total Call Options Purchased (Cost $390,446)		41,349

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172 (Cost $203,883)	6,000,000	107,549

	Shares	Value ($)

Cash Equivalents 4.7%
Central Cash Management Fund, 0.09% (e) (Cost $3,855,326)	3,855,326	3,855,326

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $90,784,725)†	113.7	93,952,498
Other Assets and Liabilities, Net	(13.7)	(11,319,734)
Net Assets	100.0	82,632,764

* These securities are shown at their current rate as of June 30, 2015.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $90,808,279. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $3,144,219. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,364,939 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,220,720.

(a) When-issued or delayed delivery securities included.

(b) At June 30, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(c) At June 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d) At June 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2015 is 0.28%.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2015, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	9/21/2015	27	3,406,641	(6,382)

At June 30, 2015, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Ultra Long U.S. Treasury Bond	USD	9/21/2015	106	16,330,625	293,298

Currency Abbreviation
USD United States Dollar

At June 30, 2015, open written options contracts were as follows:
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Dates	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	3,000,000	2	2/1/2017	216,990	(67,572)
Receive Fixed — 4.22% – Pay Floating — 3-Month LIBOR	4/22/2016 4/22/2026	2,600,000	1	4/20/2016	92,690	(2,832)
Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,400,000	1	5/5/2016	26,940	(1,597)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,400,000	1	3/15/2016	17,340	(102)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,400,000	2	3/15/2016	28,320	(102)
Total Call Options					382,280	(72,205)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,400,000	2	3/15/2016	6,120	(1,232)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,400,000	1	3/15/2016	17,340	(1,232)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,400,000	1	5/5/2016	26,940	(46,383)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	1,900,000	3	12/2/2015	41,230	(34,116)
Pay Fixed — 2.64% – Receive Floating — 3-Month LIBOR	8/10/2015 8/10/2045	2,200,000	1	8/6/2015	20,570	(11,769)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/12/2015 11/12/2045	1,900,000	3	11/9/2015	38,095	(38,488)
Pay Fixed — 2.88% – Receive Floating — 3-Month LIBOR	9/30/2015 9/30/2045	1,900,000	4	9/28/2015	39,754	(55,560)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	3,000,000	2	2/1/2017	216,990	(178,464)
Total Put Options					407,039	(367,244)
Total					789,319	(439,449)

(f) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2015 was $349,870.

At June 30, 2015, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
9/16/2015 9/16/2017	11,000,000	Floating — 3-Month LIBOR	Fixed — 1.0%	(10,378)	6,978
9/16/2015 9/16/2017	18,500,000	Fixed — 1.0%	Floating — 3-Month LIBOR	17,597	(35,206)
6/17/2015 6/17/2020	8,830,000	Fixed — 1.5%	Floating — 3-Month LIBOR	105,072	23,359
9/16/2015 9/16/2020	7,100,000	Fixed — 1.75%	Floating — 3-Month LIBOR	44,321	(20,436)
9/16/2015 9/16/2020	3,384,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(60,578)	(1,087)
9/16/2015 9/16/2025	7,900,000	Fixed — 2.5%	Floating — 3-Month LIBOR	8,813	10,569
9/16/2015 9/16/2045	2,200,000	Fixed — 3.0%	Floating — 3-Month LIBOR	(22,463)	30,416
9/16/2015 9/16/2022	16,000,000	Floating — 3-Month LIBOR	Fixed — 2.25%	39,199	(133,661)
6/17/2015 6/17/2045	8,578,000	Floating — 3-Month LIBOR	Fixed — 2.5%	(750,715)	(758,428)
9/16/2015 9/16/2045	800,000	Floating — 3-Month LIBOR	Fixed — 3.0%	8,169	(7,389)
Total net unrealized depreciation					(884,885)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Morgan Stanley

For information on the Fund's policy and additional disclosures regarding futures contracts, purchased and written options contracts, and interest rate swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$—	$62,966,343	$—	$62,966,343
Collateralized Mortgage Obligations	—	21,441,931	—	21,441,931
Government & Agency Obligations	—	4,495,000	—	4,495,000
Short-Term U.S. Treasury Obligations	—	1,045,000	—	1,045,000
Short-Term Investments	3,855,326	—	—	3,855,326
Derivatives (h)
Purchased Options	—	148,898	—	148,898
Futures Contracts	293,298	—	—	293,298
Interest Rate Swap Contracts	—	71,322	—	71,322
Total	$4,148,624	$90,168,494	$—	$94,317,118
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Futures Contracts	$(6,382)	$—	$—	$(6,382)
Written Options	—	(439,449)	—	(439,449)
Interest Rate Swap Contracts	—	(956,207)	—	(956,207)
Total	$(6,382)	$(1,395,656)	$—	$(1,402,038)

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include value of purchased options, unrealized appreciation (depreciation) on open futures contracts and interest rate swap contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments Investments in non-affiliated securities, at value (cost $86,929,399)	$90,097,172
Investment in Central Cash Management Fund (cost $3,855,326)	3,855,326
Total investments in securities, at value (cost $90,784,725)	93,952,498
Cash	10,000
Receivable for investments sold	4,343,212
Receivable for investments sold — when-issued/delayed delivery securities	9,591,970
Receivable for Fund shares sold	44,727
Interest receivable	340,922
Receivable for variation margin on futures contracts	6,231
Receivable for variation margin on centrally cleared swaps	6,614
Other assets	1,332
Total assets	108,297,506
Liabilities
Payable for investments purchased — when-issued/delayed delivery securities	25,109,263
Payable for Fund shares redeemed	11,104
Options written, at value (premiums received $789,319)	439,449
Accrued management fee	26,570
Accrued Trustees' fees	931
Other accrued expenses and payables	77,425
Total liabilities	25,664,742
Net assets, at value	$82,632,764
Net Assets Consist of
Undistributed net investment income	992,567
Unrealized appreciation (depreciation) on: Investments	3,167,773
Swap contracts	(884,885)
Futures	286,916
Written options	349,870
Accumulated net realized gain (loss)	(1,398,492)
Paid-in capital	80,119,015
Net assets, at value	$82,632,764
Class A Net Asset Value, offering and redemption price per share ($79,901,636 ÷ 6,990,233 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.43
Class B Net Asset Value, offering and redemption price per share ($2,731,128 ÷ 238,857 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Interest	$1,323,210
Income distributions — Central Cash Management Fund	1,742
Total income	1,324,952
Expenses: Management fee	193,045
Administration fee	42,899
Services to shareholders	691
Record keeping fees (Class B)	1,453
Distribution service fees (Class B)	3,477
Custodian fee	16,893
Professional fees	40,755
Reports to shareholders	15,570
Trustees' fees and expenses	2,806
Other	6,644
Total expenses before expense reductions	324,233
Expense reductions	(14,659)
Total expenses after expense reductions	309,574
Net investment income	1,015,378
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	195,340
Swap contracts	(838,194)
Futures	34,968
Written options	98,020
(509,866)
Change in net unrealized appreciation (depreciation) on: Investments	(980,479)
Swap contracts	(875,857)
Futures	276,851
Written options	725,058
(854,427)
Net gain (loss)	(1,364,293)
Net increase (decrease) in net assets resulting from operations	$(348,915)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$1,015,378	$2,385,165
Operations: Net investment income	$1,015,378	$2,385,165
Net realized gain (loss)	(509,866)	(778,379)
Change in net unrealized appreciation (depreciation)	(854,427)	3,438,057
Net increase (decrease) in net assets resulting from operations	(348,915)	5,044,843
Distributions to shareholders from: Net investment income: Class A	(2,287,159)	(2,179,180)
Class B	(68,234)	(66,035)
Total distributions	(2,355,393)	(2,245,215)
Fund share transactions: Class A Proceeds from shares sold	2,899,823	11,625,548
Reinvestment of distributions	2,287,159	2,179,180
Payments for shares redeemed	(9,341,460)	(25,367,687)
Net increase (decrease) in net assets from Class A share transactions	(4,154,478)	(11,562,959)
Class B Proceeds from shares sold	96,084	277,916
Reinvestment of distributions	68,234	66,035
Payments for shares redeemed	(368,998)	(1,055,485)
Net increase (decrease) in net assets from Class B share transactions	(204,680)	(711,534)
Increase (decrease) in net assets	(7,063,466)	(9,474,865)
Net assets at beginning of period	89,696,230	99,171,095
Net assets at end of period (including undistributed net investment income of $992,567 and $2,332,582, respectively)	$82,632,764	$89,696,230
Other Information
Class A Shares outstanding at beginning of period	7,344,193	8,328,640
Shares sold	247,551	994,555
Shares issued to shareholders in reinvestment of distributions	199,404	189,659
Shares redeemed	(800,915)	(2,168,661)
Net increase (decrease) in Class A shares	(353,960)	(984,447)
Shares outstanding at end of period	6,990,233	7,344,193
Class B Shares outstanding at beginning of period	256,223	317,145
Shares sold	8,204	23,866
Shares issued to shareholders in reinvestment of distributions	5,944	5,742
Shares redeemed	(31,514)	(90,530)
Net increase (decrease) in Class B shares	(17,366)	(60,922)
Shares outstanding at end of period	238,857	256,223

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.80		$11.47		$12.69		$13.12		$12.98	$12.78
Income (loss) from investment operations: Net investment incomea	.14		.29		.24		.34		.48	.50
Net realized and unrealized gain (loss)	(.18)		.31		(.59)		.03		.45	.32
Total from investment operations	(.04)		.60		(.35)		.37		.93	.82
Less distributions from: Net investment income	(.33)		(.27)		(.37)		(.52)		(.57)	(.62)
Net realized gains	—		—		(.50)		(.28)		(.22)	—
Total distributions	(.33)		(.27)		(.87)		(.80)		(.79)	(.62)
Net asset value, end of period	$11.43		$11.80		$11.47		$12.69		$13.12	$12.98
Total Return (%)	(.37	)b**	5.29	b	(3.04	)b	2.93	b	7.46	6.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80		87		96		121		146	157
Ratio of expenses before expense reductions (%)	.74	*	.72		.71		.68		.67	.64
Ratio of expenses after expense reductions (%)	.71	*	.70		.67		.66		.67	.64
Ratio of net investment income (%)	2.38	*	2.49		2.05		2.65		3.68	3.86
Portfolio turnover rate (%)	133	**	393		794		796		673	423
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.79		$11.46		$12.67		$13.10		$12.95	$12.75
Income (loss) from investment operations: Net investment incomea	.12		.25		.20		.29		.43	.46
Net realized and unrealized gain (loss)	(.19)		.31		(.59)		.03		.46	.31
Total from investment operations	(.07)		.56		(.39)		.32		.89	.77
Less distributions from: Net investment income	(.29)		(.23)		(.32)		(.47)		(.52)	(.57)
Net realized gains	—		—		(.50)		(.28)		(.22)	—
Total distributions	(.29)		(.23)		(.82)		(.75)		(.74)	(.57)
Net asset value, end of period	$11.43		$11.79		$11.46		$12.67		$13.10	$12.95
Total Return (%)	(.63	)b**	4.95	b	(3.25	)b	2.48	b	7.15	6.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3		4		5		7	6
Ratio of expenses before expense reductions (%)	1.10	*	1.06		1.06		1.03		1.01	.99
Ratio of expenses after expense reductions (%)	1.06	*	1.03		.99		1.01		1.01	.99
Ratio of net investment income (%)	2.03	*	2.16		1.71		2.29		3.34	3.51
Portfolio turnover rate (%)	133	**	393		794		796		673	423
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Government & Agency Securities VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan during the period ended June 30, 2015.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2014, the Fund had approximately $806,000 of net tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($723,000) and long-term losses ($83,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, paydown losses on mortgage backed securities, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

For the six months ended June 30, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $43,200,000 to $84,292,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2015, the Fund entered into options on interest rate swap contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of June 30, 2015 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $439,000 to $1,280,000, and purchased option contracts had a total value generally indicative of a range from approximately $149,000 to $263,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2015, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $3,407,000 to $21,425,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $16,331,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$148,898	$71,322	$293,298	$513,518
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options)
(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(439,449)	$(956,207)	$(6,382)	$(1,402,038)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value
(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$98,020	$(838,194)	$34,968	$(705,206)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(53,364)	$725,058	$(875,857)	$276,851	$72,688
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

As of June 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$139,289	$(139,289)	$—	$—
Nomura International PLC	9,609	(9,609)	—	—
	$148,898	$(148,898)	$—	$—
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
BNP Paribas	$247,370	$(139,289)	$(108,081)	$—
Citigroup, Inc.	72,604	—	(72,604)	—
Morgan Stanley	55,560	—	—	55,560
Nomura International PLC	63,915	(9,609)	(54,306)	—
	$439,449	$(148,898)	$(234,991)	$55,560

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $124,410,054 and $134,494,162, respectively. Purchases and sales of U.S. Treasury securities aggregated $7,102,261 and $10,565,135, respectively.

For the six months ended June 30, 2015, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	39,900,000	$887,339
Options exercised	(4,600,000)	(47,310)
Options expired	(4,400,000)	(50,710)
Outstanding, end of period	30,900,000	$789,319

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.71%
Class B	1.06%

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$14,092
Class B	567
$14,659

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $42,899, of which $6,822 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
	Total Aggregated	Unpaid at June 30, 2015
Class A	$143	$71
Class B	35	17
	$178	$88

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee aggregated $3,477, of which $563 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,568, of which $8,109 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Ownership of the Fund

At June 30, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 44%, 30% and 17%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 93%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$996.30	$993.70
Expenses Paid per $1,000*	$3.51	$5.24
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,021.27	$1,019.54
Expenses Paid per $1,000*	$3.56	$5.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	.71%	1.06%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Government & Agency Securities VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GAS-3 (R-028384-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche High Income VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Manager
5 Investment Portfolio
16 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Changes in Net Assets
19 Financial Highlights
21 Notes to Financial Statements
28 Information About Your Fund's Expenses
29 Proxy Voting
30 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.75% and 1.13% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche High Income VIP

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,185	$9,842	$12,010	$14,622	$18,557
	Average annual total return	1.85%	–1.58%	6.27%	7.89%	6.38%
Credit Suisse High Yield Index	Growth of $10,000	$10,290	$9,930	$12,122	$14,904	$20,710
	Average annual total return	2.90%	–0.70%	6.62%	8.31%	7.55%
Deutsche High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,162	$9,792	$11,887	$14,417	$17,956
	Average annual total return	1.62%	–2.08%	5.93%	7.59%	6.03%
Credit Suisse High Yield Index	Growth of $10,000	$10,290	$9,930	$12,122	$14,904	$20,710
	Average annual total return	2.90%	–0.70%	6.62%	8.31%	7.55%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Corporate Bonds	92%	87%
Cash Equivalents	2%	7%
Convertible Bond	2%	2%
Government & Agency Obligations	1%	1%
Preferred Security	1%	1%
Loan Participations and Assignments	1%	1%
Preferred Stock	1%	1%
Common Stocks	0%	0%
Warrant	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

Consumer Discretionary	22%	20%
Telecommunication Services	18%	20%
Energy	14%	10%
Industrials	12%	12%
Materials	9%	9%
Health Care	9%	8%
Information Technology	5%	8%
Financials	4%	5%
Utilities	4%	3%
Consumer Staples	3%	5%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

AAA	2%	1%
BBB	3%	2%
BB	46%	43%
B	39%	41%
CCC	9%	12%
Not Rated	1%	1%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Manager

Gary Russell, CFA

Portfolio Manager

Investment Portfolio June 30, 2015 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 91.5%
Consumer Discretionary 19.9%
1011778 BC ULC, 144A, 4.625%, 1/15/2022		125,000	123,125
Ally Financial, Inc., 4.125%, 3/30/2020 (b)		285,000	284,464
AMC Entertainment, Inc., 5.875%, 2/15/2022 (b)		220,000	223,300
AMC Networks, Inc., 7.75%, 7/15/2021		80,000	86,400
AmeriGas Finance LLC:
6.75%, 5/20/2020		460,000	484,150
7.0%, 5/20/2022		350,000	371,000
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021 (b)		210,000	186,900
APX Group, Inc., 6.375%, 12/1/2019		205,000	198,850
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		495,000	514,800
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		330,000	349,800
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		350,000	325,500
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025 (b)		480,000	450,600
5.5%, 4/1/2023 (b)		660,000	651,750
Block Communications, Inc., 144A, 7.25%, 2/1/2020		375,000	382,500
Boyd Gaming Corp., 6.875%, 5/15/2023		140,000	143,500
Cablevision Systems Corp., 5.875%, 9/15/2022 (b)		110,000	106,700
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		385,000	374,412
144A, 5.375%, 5/1/2025		285,000	277,519
144A, 5.875%, 5/1/2027		480,000	468,600
7.0%, 1/15/2019		51,000	52,976
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		602,000	546,691
144A, 6.375%, 9/15/2020		940,000	933,655
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		250,000	256,250
Series B, 6.5%, 11/15/2022		365,000	380,056
Series A, 7.625%, 3/15/2020		110,000	113,575
Series B, 7.625%, 3/15/2020		1,115,000	1,162,387
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		20,000	20,300
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		935,000	897,600
Dana Holding Corp., 5.5%, 12/15/2024		180,000	176,850
DISH DBS Corp.:
4.25%, 4/1/2018		270,000	274,725
5.0%, 3/15/2023		1,225,000	1,133,125
6.75%, 6/1/2021		50,000	52,125
7.875%, 9/1/2019		270,000	299,430
Family Tree Escrow LLC:
144A, 5.25%, 3/1/2020		420,000	439,425
144A, 5.75%, 3/1/2023		350,000	365,750
Fiat Chrysler Automobiles NV, 144A, 4.5%, 4/15/2020		345,000	343,275
		Principal Amount ($)(a)	Value ($)

Global Partners LP, 144A, 7.0%, 6/15/2023		235,000	230,888
Group 1 Automotive, Inc., 5.0%, 6/1/2022 (b)		455,000	452,725
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		275,000	278,781
7.5%, 7/15/2020 (b)		95,000	100,463
11.5%, 7/15/2020		345,000	398,475
Hertz Corp., 6.75%, 4/15/2019		305,000	314,730
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		140,000	147,000
iHeartCommunications, Inc.:
9.0%, 12/15/2019 (b)		530,000	505,090
11.25%, 3/1/2021		280,000	271,950
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019		160,000	143,200
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		50,000	50,000
144A, 7.0%, 9/1/2020		345,000	366,562
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		370,000	368,612
Mediacom Broadband LLC:
5.5%, 4/15/2021		50,000	48,750
6.375%, 4/1/2023		425,000	425,000
Mediacom LLC, 7.25%, 2/15/2022		110,000	115,225
MGM Resorts International:
6.0%, 3/15/2023 (b)		280,000	283,500
6.75%, 10/1/2020 (b)		526,000	557,560
8.625%, 2/1/2019		510,000	576,300
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	151,900
Numericable-SFR:
144A, 4.875%, 5/15/2019		520,000	514,800
144A, 6.0%, 5/15/2022		775,000	763,859
Penske Automotive Group, Inc., 5.375%, 12/1/2024		660,000	668,250
Petco Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	329,175
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		160,000	169,800
Quebecor Media, Inc., 5.75%, 1/15/2023		205,000	204,488
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023		25,000	24,625
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		365,000	355,875
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		125,000	126,250
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		230,000	242,650
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		195,000	199,875
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		120,000	121,800
Springs Industries, Inc., 6.25%, 6/1/2021		295,000	288,363
Starz LLC, 5.0%, 9/15/2019		175,000	177,188
Suburban Propane Partners LP, 5.75%, 3/1/2025		145,000	144,638
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019		145,000	142,100
UCI International, Inc., 8.625%, 2/15/2019		310,000	275,900
		Principal Amount ($)(a)	Value ($)

Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		945,000	963,309
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		240,000	238,200
144A, 8.5%, 10/15/2022		205,000	227,550
			25,417,471
Consumer Staples 3.1%
Chiquita Brands International, Inc., 7.875%, 2/1/2021		90,000	96,975
Cott Beverages, Inc.:
5.375%, 7/1/2022		445,000	431,650
144A, 6.75%, 1/1/2020		180,000	186,750
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020 (b)		810,000	844,425
JBS Investments GmbH:
144A, 7.25%, 4/3/2024 (b)		525,000	543,375
144A, 7.75%, 10/28/2020		405,000	440,437
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		190,000	187,805
144A, 7.25%, 6/1/2021		485,000	511,069
144A, 8.25%, 2/1/2020		160,000	169,600
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		200,000	202,000
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		110,000	110,000
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		55,000	46,750
Smithfield Foods, Inc., 6.625%, 8/15/2022		9,000	9,608
The WhiteWave Foods Co., 5.375%, 10/1/2022		185,000	195,175
			3,975,619
Energy 13.3%
Antero Resources Corp.:
5.125%, 12/1/2022		330,000	311,850
5.375%, 11/1/2021		250,000	240,000
144A, 5.625%, 6/1/2023		205,000	198,081
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		70,000	65,625
144A, 5.625%, 6/1/2024		95,000	88,113
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		205,000	159,900
6.75%, 11/1/2020		680,000	537,200
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		115,000	118,450
California Resources Corp.:
5.0%, 1/15/2020		140,000	123,200
5.5%, 9/15/2021 (b)		323,000	281,075
6.0%, 11/15/2024 (b)		135,000	116,100
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		235,000	235,587
Chaparral Energy, Inc., 7.625%, 11/15/2022		465,000	334,800
Chesapeake Energy Corp.:
5.75%, 3/15/2023 (b)		650,000	588,250
6.125%, 2/15/2021		50,000	47,000
6.625%, 8/15/2020		240,000	234,000
Concho Resources, Inc., 5.5%, 4/1/2023		530,000	530,000
Crestwood Midstream Partners LP:
6.125%, 3/1/2022		165,000	168,300
144A, 6.25%, 4/1/2023		95,000	98,800
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		545,000	542,275
144A, 8.125%, 9/15/2023		285,000	293,906
		Principal Amount ($)(a)	Value ($)

EP Energy LLC, 144A, 6.375%, 6/15/2023 (b)		210,000	210,525
EV Energy Partners LP, 8.0%, 4/15/2019		955,000	888,150
Gulfport Energy Corp., 144A, 6.625%, 5/1/2023		95,000	96,188
Halcon Resources Corp.:
144A, 8.625%, 2/1/2020		435,000	429,562
8.875%, 5/15/2021		543,000	357,022
9.75%, 7/15/2020		145,000	97,513
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		195,000	182,852
144A, 5.75%, 10/1/2025		335,000	321,600
Holly Energy Partners LP, 6.5%, 3/1/2020		105,000	104,738
Laredo Petroleum, Inc., 6.25%, 3/15/2023		295,000	300,162
Linn Energy LLC, 6.25%, 11/1/2019		140,000	109,550
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		235,000	226,187
144A, 7.0%, 3/31/2024		610,000	584,837
Memorial Resource Development Corp., 5.875%, 7/1/2022		195,000	188,312
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		290,000	300,875
Newfield Exploration Co., 5.375%, 1/1/2026		155,000	153,450
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		595,000	541,450
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		610,000	619,150
6.875%, 1/15/2023		210,000	207,375
Parsley Energy LLC, 144A, 7.5%, 2/15/2022		35,000	35,514
Range Resources Corp., 144A, 4.875%, 5/15/2025		190,000	184,566
Regency Energy Partners LP:
5.0%, 10/1/2022		125,000	126,975
5.875%, 3/1/2022		25,000	26,613
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		50,000	51,250
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		460,000	470,350
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		690,000	703,800
5.625%, 4/15/2023		155,000	154,467
144A, 5.625%, 3/1/2025		255,000	252,450
5.75%, 5/15/2024		675,000	672,469
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		70,000	69,825
Sunoco LP, 144A, 6.375%, 4/1/2023		140,000	145,600
Talos Production LLC, 144A, 9.75%, 2/15/2018		410,000	356,700
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		70,000	69,300
TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		340,000	345,100
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		145,000	112,375
Welltec AS, 144A, 8.0%, 2/1/2019		400,000	382,000
Whiting Petroleum Corp.:
5.75%, 3/15/2021		350,000	344,400
144A, 6.25%, 4/1/2023		910,000	903,175
Williams Partners LP, 6.125%, 7/15/2022		325,000	345,312
			16,984,251
		Principal Amount ($)(a)	Value ($)

Financials 3.6%
CNO Financial Group, Inc.:
4.5%, 5/30/2020		70,000	71,050
5.25%, 5/30/2025		140,000	142,268
Credit Agricole SA, 144A, 7.875%, 1/29/2049		330,000	339,246
Denali Borrower LLC, 144A, 5.625%, 10/15/2020		285,000	299,606
E*TRADE Financial Corp.:
4.625%, 9/15/2023		200,000	196,500
5.375%, 11/15/2022		170,000	174,250
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		225,000	225,563
(REIT), 5.375%, 4/1/2023		725,000	725,000
(REIT), 5.75%, 1/1/2025		170,000	168,300
Hellas Telecommunications Finance, 144A, 8.011%**, 7/15/2015*	EUR	322,107	0
International Lease Finance Corp.:
3.875%, 4/15/2018		385,000	386,925
6.25%, 5/15/2019		320,000	346,000
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		290,000	309,213
(REIT), 6.875%, 5/1/2021		295,000	311,594
Popular, Inc., 7.0%, 7/1/2019		145,000	145,000
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		305,000	325,587
Societe Generale SA, 144A, 7.875%, 12/29/2049		460,000	462,300
			4,628,402
Health Care 8.8%
Alere, Inc., 144A, 6.375%, 7/1/2023		185,000	188,238
Community Health Systems, Inc.:
5.125%, 8/15/2018		1,155,000	1,183,875
5.125%, 8/1/2021		55,000	56,031
6.875%, 2/1/2022 (b)		220,000	232,100
7.125%, 7/15/2020		1,735,000	1,838,232
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		95,000	95,000
Endo Finance LLC:
144A, 5.375%, 1/15/2023		215,000	212,313
144A, 5.75%, 1/15/2022 (b)		220,000	222,750
144A, 6.0%, 7/15/2023 (c)		195,000	199,388
144A, 6.0%, 2/1/2025		150,000	152,438
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019 (b)		220,000	238,150
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	420,672
HCA, Inc.:
6.5%, 2/15/2020		890,000	994,575
7.5%, 2/15/2022		305,000	350,369
Hologic, Inc., 144A, 5.25%, 7/15/2022 (c)		90,000	91,913
IMS Health, Inc., 144A, 6.0%, 11/1/2020		250,000	257,500
LifePoint Health, Inc., 5.5%, 12/1/2021		275,000	283,937
Mallinckrodt International Finance SA, 144A, 4.875%, 4/15/2020		160,000	162,808
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		345,000	368,287
		Principal Amount ($)(a)	Value ($)

Tenet Healthcare Corp.:
144A, 3.786%**, 6/15/2020		180,000	181,575
144A, 6.75%, 6/15/2023		380,000	387,600
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		365,000	376,862
144A, 5.875%, 5/15/2023		335,000	343,375
144A, 6.125%, 4/15/2025		955,000	982,456
144A, 6.375%, 10/15/2020		245,000	258,016
144A, 7.5%, 7/15/2021		1,050,000	1,130,062
			11,208,522
Industrials 11.3%
ADT Corp.:
3.5%, 7/15/2022 (b)		150,000	135,750
5.25%, 3/15/2020		300,000	314,250
6.25%, 10/15/2021 (b)		145,000	152,250
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		535,000	569,775
Aguila 3 SA, 144A, 7.875%, 1/31/2018		480,000	475,200
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		245,000	243,162
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		292,520	296,176
Belden, Inc., 144A, 5.5%, 9/1/2022		355,000	352,337
Bombardier, Inc.:
144A, 4.75%, 4/15/2019		160,000	155,600
144A, 5.5%, 9/15/2018		100,000	99,000
144A, 5.75%, 3/15/2022 (b)		225,000	200,250
144A, 6.0%, 10/15/2022		265,000	235,187
144A, 7.5%, 3/15/2025		105,000	95,288
Casella Waste Systems, Inc., 7.75%, 2/15/2019		220,000	222,200
Covanta Holding Corp., 5.875%, 3/1/2024		220,000	219,450
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		275,000	284,625
D.R. Horton, Inc., 4.0%, 2/15/2020		100,000	99,470
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		160,000	156,600
EnerSys, 144A, 5.0%, 4/30/2023		45,000	44,508
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		155,000	155,388
FTI Consulting, Inc., 6.0%, 11/15/2022		205,000	213,713
Garda World Security Corp., 144A, 7.25%, 11/15/2021		290,000	278,400
Gates Global LLC, 144A, 6.0%, 7/15/2022		190,000	171,950
Huntington Ingalls Industries, Inc., 144A, 5.0%, 12/15/2021		395,000	401,912
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		575,000	598,719
Masonite International Corp., 144A, 5.625%, 3/15/2023		220,000	223,575
Meritor, Inc.:
6.25%, 2/15/2024		215,000	212,313
6.75%, 6/15/2021		300,000	306,750
Moog, Inc., 144A, 5.25%, 12/1/2022		165,000	167,888
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		830,000	718,987
Nortek, Inc., 8.5%, 4/15/2021		440,000	469,700
Oshkosh Corp.:
5.375%, 3/1/2022		165,000	168,713
5.375%, 3/1/2025		25,000	25,000
		Principal Amount ($)(a)	Value ($)

Ply Gem Industries, Inc., 6.5%, 2/1/2022 (b)		415,000	407,012
SBA Communications Corp., 5.625%, 10/1/2019		200,000	208,000
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		285,000	294,262
Titan International, Inc., 6.875%, 10/1/2020 (b)		340,000	312,375
TransDigm, Inc.:
6.0%, 7/15/2022		260,000	256,750
6.5%, 7/15/2024		155,000	153,063
7.5%, 7/15/2021		1,115,000	1,198,625
Triumph Group, Inc., 5.25%, 6/1/2022		130,000	128,375
United Rentals North America, Inc.:
4.625%, 7/15/2023		160,000	156,896
6.125%, 6/15/2023		25,000	25,531
7.375%, 5/15/2020		595,000	634,859
7.625%, 4/15/2022		595,000	644,087
USG Corp., 144A, 5.5%, 3/1/2025		10,000	9,963
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		250,000	264,062
XPO Logistics, Inc.:
144A, 6.5%, 6/15/2022		230,000	225,113
144A, 7.875%, 9/1/2019		240,000	256,464
ZF North America Capital, Inc.:
144A, 4.5%, 4/29/2022		510,000	499,570
144A, 4.75%, 4/29/2025		205,000	198,467
			14,337,560
Information Technology 4.8%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		105,000	110,513
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		805,000	843,237
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		255,000	263,287
Audatex North America, Inc.:
144A, 6.0%, 6/15/2021		315,000	323,662
144A, 6.125%, 11/1/2023		115,000	118,163
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		215,000	174,150
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (b)		320,000	227,200
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		145,000	141,738
CDW LLC:
5.5%, 12/1/2024		330,000	326,700
6.0%, 8/15/2022		370,000	382,025
EarthLink Holdings Corp., 7.375%, 6/1/2020		245,000	254,800
Entegris, Inc., 144A, 6.0%, 4/1/2022		160,000	164,400
First Data Corp.:
144A, 7.375%, 6/15/2019		96,000	99,792
144A, 8.75%, 1/15/2022		910,000	967,444
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		275,000	291,500
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		215,000	218,762
Italics Merger Sub, Inc., 144A, 7.125%, 7/15/2023		95,000	93,813
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		250,000	239,687
		Principal Amount ($)(a)	Value ($)

NCR Corp.:
5.875%, 12/15/2021		55,000	56,650
6.375%, 12/15/2023		135,000	143,100
NXP BV, 144A, 3.75%, 6/1/2018		250,000	251,875
Open Text Corp., 144A, 5.625%, 1/15/2023		200,000	198,000
Project Homestake Merger Corp., 144A, 8.875%, 3/1/2023		155,000	150,350
Sanmina Corp., 144A, 4.375%, 6/1/2019		25,000	24,938
			6,065,786
Materials 6.1%
ArcelorMittal, 5.125%, 6/1/2020		60,000	60,825
Ardagh Packaging Finance PLC, 144A, 3.286%**, 12/15/2019		310,000	301,475
AVINTIV Specialty Materials, Inc., 7.75%, 2/1/2019		163,000	167,890
Ball Corp., 5.25%, 7/1/2025		225,000	222,469
Berry Plastics Corp., 5.5%, 5/15/2022		435,000	436,631
Cascades, Inc., 144A, 5.5%, 7/15/2022		145,000	140,287
Chemours Co.:
144A, 6.625%, 5/15/2023 (b)		435,000	421,406
144A, 7.0%, 5/15/2025 (b)		80,000	77,600
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		195,000	191,100
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		230,000	241,500
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		330,000	328,350
Crown Americas LLC, 6.25%, 2/1/2021		50,000	52,125
Evolution Escrow Issuer LLC, 144A, 7.5%, 3/15/2022		245,000	232,137
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		36,000	34,830
144A, 7.0%, 2/15/2021		475,000	454,219
Hexion, Inc.:
6.625%, 4/15/2020		600,000	550,500
8.875%, 2/1/2018		270,000	243,675
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		455,000	473,200
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		250,000	254,375
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022		230,000	237,475
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		1,390,000	1,424,750
6.875%, 2/15/2021		540,000	562,950
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		115,000	113,275
144A, 5.125%, 12/1/2024		55,000	54,244
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		210,000	203,700
Tronox Finance LLC, 6.375%, 8/15/2020		200,000	185,500
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		90,000	90,675
144A, 5.625%, 10/1/2024		45,000	45,563
			7,802,726
Telecommunication Services 17.1%
Altice Financing SA:
144A, 6.5%, 1/15/2022		200,000	200,000
144A, 7.875%, 12/15/2019		235,000	247,338
		Principal Amount ($)(a)	Value ($)

Altice Finco SA, 144A, 9.875%, 12/15/2020		235,000	258,500
B Communications Ltd., 144A, 7.375%, 2/15/2021		270,000	289,575
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		105,000	105,131
Series W, 6.75%, 12/1/2023 (b)		280,000	280,875
CommScope, Inc.:
144A, 4.375%, 6/15/2020		115,000	116,150
144A, 5.0%, 6/15/2021		260,000	253,500
CyrusOne LP, 144A,
6.375%, 11/15/2022 (c)		205,000	212,175
144A, 6.375%, 11/15/2022		105,000	108,675
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		265,000	251,671
144A, 8.25%, 9/30/2020		1,560,000	1,563,900
Digicel Ltd.:
144A, 6.75%, 3/1/2023		390,000	382,317
144A, 7.0%, 2/15/2020		200,000	207,000
Frontier Communications Corp.:
6.25%, 9/15/2021		140,000	127,400
6.875%, 1/15/2025 (b)		660,000	551,925
7.125%, 1/15/2023		1,370,000	1,215,875
8.5%, 4/15/2020		100,000	104,550
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		400,000	434,000
7.625%, 6/15/2021		230,000	253,046
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		465,000	411,757
7.25%, 10/15/2020		810,000	800,887
7.5%, 4/1/2021		1,270,000	1,255,712
Level 3 Financing, Inc.:
5.375%, 8/15/2022 (b)		675,000	681,750
144A, 5.375%, 5/1/2025 (b)		200,000	192,750
6.125%, 1/15/2021		165,000	173,036
8.625%, 7/15/2020		510,000	545,037
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		370,000	355,766
Plantronics, Inc., 144A, 5.5%, 5/31/2023		95,000	96,188
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020 (b)		245,000	266,487
144A, 9.0%, 11/15/2018		845,000	954,225
Sprint Corp., 7.125%, 6/15/2024		1,345,000	1,247,622
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022 (b)		110,000	113,575
6.375%, 3/1/2025		720,000	736,200
6.625%, 11/15/2020		705,000	733,200
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		955,000	911,547
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		886,500	957,420
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		270,000	287,550
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		200,000	193,250
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		195,000	203,775
Windstream Services LLC:
6.375%, 8/1/2023		265,000	215,644
7.75%, 10/15/2020 (b)		1,880,000	1,840,050
7.75%, 10/1/2021		675,000	617,625
7.875%, 11/1/2017		495,000	525,937
		Principal Amount ($)(a)	Value ($)

Zayo Group LLC:
144A, 6.0%, 4/1/2023 (b)		190,000	187,663
144A, 6.375%, 5/15/2025		240,000	232,800
			21,901,056
Utilities 3.5%
AES Corp.:
3.283%**, 6/1/2019		175,000	175,000
8.0%, 6/1/2020		525,000	606,375
Calpine Corp.:
5.375%, 1/15/2023		240,000	235,800
5.75%, 1/15/2025		240,000	233,400
Dynegy, Inc.:
144A, 7.375%, 11/1/2022		235,000	246,163
144A, 7.625%, 11/1/2024		425,000	449,437
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		550,000	577,500
NGL Energy Partners LP, 5.125%, 7/15/2019		190,000	189,525
NRG Energy, Inc.:
6.25%, 5/1/2024		1,270,000	1,260,475
7.875%, 5/15/2021		215,000	228,975
Talen Energy Supply LLC, 144A, 5.125%, 7/15/2019		195,000	191,100
			4,393,750
Total Corporate Bonds (Cost $118,244,543)			116,715,143

Government & Agency Obligation 1.6%
U.S. Treasury Obligation
U.S. Treasury Note, 1.0%, 8/31/2016 (d) (Cost $2,062,147)		2,050,000	2,064,735

Loan Participations and Assignments 0.8%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
Level 3 Financing, Inc.:
Term Loan B, 4.0%, 1/15/2020		310,000	310,485
Term Loan B2, 3.5%, 5/31/2022		365,000	362,985
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		306,125	304,595
Total Loan Participations and Assignments (Cost $1,675,623)			978,065

Convertible Bond 1.9%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (Cost $1,267,500)		1,297,793	2,371,717

Preferred Security 0.8%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $778,844)		1,135,000	1,032,850

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (e)	15	21,392
	Shares	Value ($)

Industrials 0.0%
Congoleum Corp.*	24,000	0
Quad Graphics, Inc.	224	4,146
		4,146
Materials 0.1%
GEO Specialty Chemicals, Inc.*	144,027	101,049
GEO Specialty Chemicals, Inc. 144A*	2,206	1,548
		102,597
Total Common Stocks (Cost $345,503)		128,135

Preferred Stock 0.5%
Consumer Discretionary
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $547,374)	568	576,786

	Shares	Value ($)

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $244,286)	1,100	6,474

Securities Lending Collateral 10.4%
Daily Assets Fund Institutional, 0.16% (f) (g) (Cost $13,271,710)	13,271,710	13,271,710

Cash Equivalents 1.9%
Central Cash Management Fund, 0.09% (f) (Cost $2,460,621)	2,460,621	2,460,621

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $140,898,151)†	109.5	139,606,236
Other Assets and Liabilities, Net	(9.5)	(12,118,571)
Net Assets	100.0	127,487,665

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	700,000	0
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	550,000	334,642	577,500
Hellas Telecommunications Finance*	8.011%	7/15/2015	EUR	322,107	92,199	0
					1,126,841	577,500

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2015.

† The cost for federal income tax purposes was $140,835,937. At June 30, 2015, net unrealized depreciation for all securities based on tax cost was $1,229,701. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of value over tax cost of $3,532,679 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,762,380.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $12,780,279, which is 10.0% of net assets.

(c) When-issued security.

(d) At June 30, 2015, this security has been pledged, in whole or in part, as collateral for swap contracts.

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	53,353	21,392	.02

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At June 30, 2015, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation/ (Depreciation) ($)
3/20/2015 6/20/2020	240,000	1	5.0%	CCO Holdings LLC, 7.25%, 10/30/2017, BB–	23,519	22,939	580
9/22/2014 12/20/2019	630,000	2	5.0%	Community Health Systems, Inc., 8.0%, 11/15/2019, B–	73,351	37,955	35,396
12/22/2014 3/20/2020	345,000	3	5.0%	General Motors Corp., 6.25%, 10/2/2043, BBB–	57,530	51,846	5,684
6/20/2013 9/20/2018	730,000	4	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, B+	46,675	27,955	18,720
12/20/2013 3/20/2019	3,000,000	5	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, B+	172,448	231,598	(59,150)
Total net unrealized appreciation							1,230

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Barclays Bank PLC

2 Morgan Stanley

3 Credit Suisse

4 Bank of America

5 Goldman Sachs & Co.
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$116,715,143	$0	$116,715,143
Government & Agency Obligation	—	2,064,735	—	2,064,735
Loan Participations and Assignments	—	978,065	0	978,065
Convertible Bond	—	—	2,371,717	2,371,717
Preferred Security	—	1,032,850	—	1,032,850
Common Stocks (j)	4,146	—	123,989	128,135
Preferred Stock	—	576,786	—	576,786
Warrants	—	—	6,474	6,474
Short-Term Investments (j)	15,732,331	—	—	15,732,331
Derivatives (k)
Credit Default Swap Contracts	—	60,380	—	60,380
Total	$15,736,477	$121,427,959	$2,502,180	$139,666,616
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Credit Default Swap Contracts	$—	$(59,150)	$—	$(59,150)
Total	$—	$(59,150)	$—	$(59,150)

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Loan Participations and Assignments	Convertible Bonds	Common Stocks	Warrants	Total
Balance as of December 31, 2014	$0	$0	$2,241,938	$59,212	$89,364	$2,390,514
Realized gains (loss)	—	—	—	(911)	—	(911)
Change in unrealized appreciation (depreciation)	—	—	156,763	64,490	(82,890)	138,363
Amortization of premium/accretion of discount	—	—	(26,984)	—	—	(26,984)
Purchases	—	—	—	1,198	—	1,198
(Sales)	—	—	—	0	—	—
Transfer into Level 3	—	—	—	—	—	—
Transfer (out) of Level 3	—	—	—	—	—	—
Balance as of June 30, 2015	$0	$0	$2,371,717	$123,989	$6,474	$2,502,180
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2015	$—	$—	$(156,673)	$63,579	$(4,335)	$(97,429)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 6/30/15	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Consumer Discretionary	$21,392	Market Approach	EV/EBITDA Multiple	9.81
			Discount to public comparables	15%
			Discount for lack of marketability	15%
Industrials	$0	Asset Valuation	Book Value of Equity	0%
Materials	$102,597	Market Approach	EV/EBITDA Multiple	6.84
			Discount to public comparables	20%
			Discount for lack of marketability	25%
Warrants
Materials	$6,474	Black Scholes Option Pricing Model	Implied Volatility	25%
			Discount for lack of marketability	20%
Loan Participations & Assignments
Senior Loans	$0	Market Approach	Evaluated Price	0
Corporate Bonds
Finance	$0	Asset Valuation	Book Value	0
Convertible Bonds
Materials	$2,371,717	Convertible Bond Methodology	EV/EBITDA Multiple	6.84
			Discount to public comparable	20%
			Discount for lack of marketability	25%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s fixed income investments include the convertible bond methodology. A significant change in the EV to EBITDA ratio could have a material change on the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement. Generally, there is a direct relationship between the EV to EBITDA ratio and the fair value measurement of a fixed income investment.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $125,165,820) — including $12,780,279 of securities loaned	$123,873,905
Investment in Daily Assets Fund Institutional (cost $13,271,710)*	13,271,710
Investment in Central Cash Management Fund (cost $2,460,621)	2,460,621
Total investments in securities, at value (cost $140,898,151)	139,606,236
Receivable for investments sold	161,689
Receivable for investments sold — when-issued securities	181,125
Receivable for Fund shares sold	4,830
Interest receivable	1,972,068
Unrealized appreciation on bilateral swap contracts	60,380
Upfront payments paid on bilateral swap contracts	372,293
Foreign taxes recoverable	91
Other assets	1,464
Total assets	142,360,176
Liabilities
Payable upon return of securities loaned	13,271,710
Payable for investments purchased	132,747
Payable for investments purchased — when-issued securities	677,820
Payable for Fund shares redeemed	567,748
Unrealized depreciation on bilateral swap contracts	59,150
Accrued management fee	52,071
Accrued Trustees' fees	1,899
Other accrued expenses and payables	109,366
Total liabilities	14,872,511
Net assets, at value	$127,487,665
Net Assets Consist of
Undistributed net investment income	3,370,452
Net unrealized appreciation (depreciation) on: Investments	(1,291,915)
Swap contracts	1,230
Accumulated net realized gain (loss)	(37,988,799)
Paid-in capital	163,396,697
Net assets, at value	$127,487,665
Class A Net Asset Value, offering and redemption price per share ($127,376,890 ÷ 20,152,518 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.32
Class B Net Asset Value, offering and redemption price per share ($110,775 ÷ 17,454 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.35

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Interest	$3,943,506
Dividends	35,642
Income distributions — Central Cash Management Fund	4,057
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,031
Total income	4,001,236
Expenses: Management fee	350,706
Administration fee	70,141
Distribution service fee (Class B)	3,371
Recordkeeping fees (Class B)	1,984
Services to shareholders	713
Custodian fee	14,992
Professional fees	45,846
Reports to shareholders	19,344
Trustees' fees and expenses	4,171
Other	21,019
Total expenses before expense reductions	532,287
Expense reductions	(23,474)
Total expenses after expense reductions	508,813
Net investment income (loss)	3,492,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(772,980)
Swap contracts	314,200
Foreign currency	(136)
(458,916)
Change in net unrealized appreciation (depreciation) on: Investments	(184,833)
Swap contracts	(12,405)
Foreign currency	4
(197,234)
Net gain (loss)	(656,150)
Net increase (decrease) in net assets resulting from operations	$2,836,273

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$3,492,423	$8,068,202
Operations: Net investment income	$3,492,423	$8,068,202
Net realized gain (loss)	(458,916)	1,188,317
Change in net unrealized appreciation (depreciation)	(197,234)	(6,349,088)
Net increase (decrease) in net assets resulting from operations	2,836,273	2,907,431
Distributions to shareholders from: Net investment income: Class A	(8,457,661)	(10,554,088)
Class B	(6,469)	(119,183)
Total distributions	(8,464,130)	(10,673,271)
Fund share transactions: Class A Proceeds from shares sold	10,485,677	12,833,015
Reinvestment of distributions	8,457,661	10,554,088
Payments for shares redeemed	(21,022,429)	(45,572,381)
Net increase (decrease) in net assets from Class A share transactions	(2,079,091)	(22,185,278)
Class B Proceeds from shares sold	7,919,108	7,949,939
Reinvestment of distributions	6,469	119,183
Payments for shares redeemed	(7,952,553)	(8,248,423)
Net increase (decrease) in net assets from Class B share transactions	(26,976)	(179,301)
Increase (decrease) in net assets	(7,733,924)	(30,130,419)
Net assets at beginning of period	135,221,589	165,352,008
Net assets at end of period (including undistributed net investment income of $3,370,452 and $8,342,159, respectively)	$127,487,665	$135,221,589
Other Information
Class A Shares outstanding at beginning of period	20,495,541	23,727,813
Shares sold	1,582,894	1,881,827
Shares issued to shareholders in reinvestment of distributions	1,315,344	1,575,237
Shares redeemed	(3,241,261)	(6,689,336)
Net increase (decrease) in Class A shares	(343,023)	(3,232,272)
Shares outstanding at end of period	20,152,518	20,495,541
Class B Shares outstanding at beginning of period	3,764	46,339
Shares sold	1,195,812	1,159,065
Shares issued to shareholders in reinvestment of distributions	998	17,657
Shares redeemed	(1,183,120)	(1,219,297)
Net increase (decrease) in Class B shares	13,690	(42,575)
Shares outstanding at end of period	17,454	3,764

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$6.60		$6.96		$6.93		$6.56	$6.90	$6.55
Income (loss) from investment operations: Net investment incomea	.16		.36		.39		.45	.51	.52
Net realized and unrealized gain (loss)	(.03)		(.25)		.14		.48	(.24)	.36
Total from investment operations	.13		.11		.53		.93	.27	.88
Less distributions from: Net investment income	(.41)		(.47)		(.50)		(.56)	(.61)	(.53)
Net asset value, end of period	$6.32		$6.60		$6.96		$6.93	$6.56	$6.90
Total Return (%)	1.85	b**	1.47	b	7.91	b	14.91	3.84	14.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	127		135		165		178	169	195
Ratio of expenses before expense reductions (%)	.75	*	.75		.73		.72	.72	.72
Ratio of expenses after expense reductions (%)	.72	*	.73		.72		.72	.72	.72
Ratio of net investment income (%)	4.98	*	5.21		5.69		6.68	7.59	7.90
Portfolio turnover rate (%)	31	**	52		58		58	59	93
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$6.63		$6.99		$6.97		$6.59		$6.93	$6.58
Income (loss) from investment operations: Net investment incomea	.16		.35		.36		.43		.49	.50
Net realized and unrealized gain (loss)	(.04)		(.26)		.15		.49		(.24)	.36
Total from investment operations	.12		.09		.51		.92		.25	.86
Less distributions from: Net investment income	(.40)		(.45)		(.49)		(.54)		(.59)	(.51)
Net asset value, end of period	$6.35		$6.63		$6.99		$6.97		$6.59	$6.93
Total Return (%)	1.62	b**	1.22	b	7.44	b	14.70	b	3.57	13.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	111		25		324		92		85	144
Ratio of expenses before expense reductions (%)	1.15	*	1.13		1.10		.99		.99	.99
Ratio of expenses after expense reductions (%)	1.00	*	.97		.97		.99		.99	.99
Ratio of net investment income (%)	4.86	*	5.09		5.29		6.42		7.33	7.63
Portfolio turnover rate (%)	31	**	52		58		58		59	93
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche High Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $37,593,000, including $35,391,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2015 ($858,000), December 31, 2016 ($17,301,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first; and approximately $2,202,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($614,000) and long-term losses ($1,588,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from $4,945,000 to $7,200,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Swap Contracts
Credit Contract (a)	$60,380
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on bilateral swap contracts

Liability Derivative	Swap Contracts
Credit Contracts (a)	$(59,150)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Credit Contracts (a)	$314,200
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Credit Contracts (a)	$(12,405)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on swap contracts

As of June 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$18,720	$—	$—	$18,720
Barclays Bank PLC	580	—	—	580
Credit Suisse	5,684	—	—	5,684
Morgan Stanley	35,396	—	—	35,396
	$60,380	$—	$—	$60,380
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$59,150	$—	$—	$59,150

C. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $40,524,293 and $39,274,697, respectively. Purchases of U.S. Treasury obligations aggregated $1,009,066.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2015, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.72%
Class B	1.00%

Effective May 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.72%
Class B	1.11%

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$21,513
Class B	1,961
$23,474

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $70,141, of which $10,969 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2015
Class A	$145	$65
Class B	25	13
	$170	$78

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee was $3,371, of which $23 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,174, all of which was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,568.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At June 30, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 27% and 61%. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 79% and 20%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,018.50	$1,016.20
Expenses Paid per $1,000*	$3.60	$5.00
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,021.22	$1,019.84
Expenses Paid per $1,000*	$3.61	$5.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche High Income VIP	.72%	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche High Income VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2HI-3 (R-028385-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Large Cap Value VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Manager
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
13 Notes to Financial Statements
17 Information About Your Fund's Expenses
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.78% and 1.09% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Large Cap Value VIP

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,330	$10,636	$15,728	$19,616	$19,679
	Average annual total return	3.30%	6.36%	16.29%	14.43%	7.00%
Russell 1000® Value Index	Growth of $10,000	$9,939	$10,413	$16,157	$21,460	$19,758
	Average annual total return	–0.61%	4.13%	17.34%	16.50%	7.05%
Deutsche Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,308	$10,601	$15,575	$19,317	$19,029
	Average annual total return	3.08%	6.01%	15.92%	14.07%	6.65%
Russell 1000® Value Index	Growth of $10,000	$9,939	$10,413	$16,157	$21,460	$19,758
	Average annual total return	–0.61%	4.13%	17.34%	16.50%	7.05%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Common Stocks	100%	100%
Cash Equivalents	—	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/15	12/31/14

Health Care	32%	24%
Consumer Discretionary	15%	10%
Financials	14%	21%
Information Technology	10%	14%
Energy	8%	11%
Industrials	6%	10%
Utilities	6%	2%
Materials	6%	3%
Consumer Staples	3%	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Manager

Deepak Khanna, CFA

Lead Portfolio Manager

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 99.7%
Consumer Discretionary 14.9%
Hotels, Restaurants & Leisure 4.8%
Carnival Corp.	86,203	4,257,566
Del Taco Restaurants, Inc.*	58,492	890,248
Las Vegas Sands Corp.	159,992	8,410,780
Yum! Brands, Inc.	72,521	6,532,692
		20,091,286
Household Durables 1.3%
Whirlpool Corp.	30,889	5,345,341
Media 6.4%
Comcast Corp. "A" (a)	117,297	7,054,242
Starz "A"* (a)	163,506	7,311,988
Viacom, Inc. "B"	193,806	12,527,620
		26,893,850
Multiline Retail 1.0%
Dillard's, Inc. "A" (a)	40,581	4,268,715
Specialty Retail 1.4%
Best Buy Co., Inc.	185,109	6,036,405
Consumer Staples 2.7%
Beverages 1.2%
Molson Coors Brewing Co. "B"	72,883	5,087,962
Food & Staples Retailing 0.6%
CVS Health Corp.	22,901	2,401,857
Household Products 0.9%
Colgate-Palmolive Co.	57,634	3,769,840
Energy 7.6%
Oil, Gas & Consumable Fuels
Devon Energy Corp.	48,021	2,856,769
EQT Corp.	63,049	5,128,406
Gulfport Energy Corp.*	68,886	2,772,661
Marathon Petroleum Corp.	116,492	6,093,697
Range Resources Corp.	114,032	5,630,900
Valero Energy Corp.	146,928	9,197,693
		31,680,126
Financials 14.3%
Banks 5.0%
Citigroup, Inc.	226,408	12,506,778
East West Bancorp., Inc.	86,217	3,864,246
SVB Financial Group*	32,122	4,624,925
		20,995,949
Consumer Finance 3.1%
Capital One Financial Corp.	88,037	7,744,615
Discover Financial Services	88,248	5,084,850
		12,829,465
Insurance 0.8%
Hartford Financial Services Group, Inc.	78,014	3,243,042
Real Estate Investment Trusts 1.2%
HCP, Inc. (REIT)	138,732	5,059,556
Real Estate Management & Development 4.2%
CBRE Group, Inc. "A"*	163,730	6,058,010
Jones Lang LaSalle, Inc.	33,784	5,777,064
Realogy Holdings Corp.*	127,224	5,943,905
		17,778,979
	Shares	Value ($)

Health Care 31.9%
Biotechnology 7.0%
Alexion Pharmaceuticals, Inc.*	52,346	9,462,587
Celgene Corp.*	80,717	9,341,782
Gilead Sciences, Inc.	40,652	4,759,536
Medivation, Inc.*	1,921	219,378
Puma Biotechnology, Inc.* (a)	31,057	3,625,905
Sarepta Therapeutics, Inc.* (a)	66,614	2,027,064
		29,436,252
Health Care Equipment & Supplies 1.3%
Zimmer Biomet Holdings, Inc.	47,474	5,185,585
Health Care Providers & Services 14.7%
Anthem, Inc.	34,762	5,705,835
Centene Corp.*	91,460	7,353,384
Cigna Corp.	91,753	14,863,986
Community Health Systems, Inc.*	135,329	8,521,667
DaVita HealthCare Partners, Inc.*	95,302	7,573,650
Diplomat Pharmacy, Inc.* (a)	95,423	4,270,179
Humana, Inc.	28,253	5,404,234
Tenet Healthcare Corp.*	137,803	7,976,038
		61,668,973
Life Sciences Tools & Services 2.9%
Agilent Technologies, Inc.	108,425	4,183,036
Thermo Fisher Scientific, Inc.	60,309	7,825,696
		12,008,732
Pharmaceuticals 6.0%
Allergan PLC*	26,207	7,952,776
Endo International PLC*	136,834	10,898,828
Mallinckrodt PLC* (a)	54,651	6,433,516
		25,285,120
Industrials 6.2%
Aerospace & Defense 4.0%
Northrop Grumman Corp.	54,204	8,598,380
Raytheon Co.	84,369	8,072,426
		16,670,806
Air Freight & Logistics 1.4%
FedEx Corp.	35,406	6,033,182
Building Products 0.8%
A.O. Smith Corp.	46,427	3,341,816
Information Technology 10.3%
Communications Equipment 2.9%
Cisco Systems, Inc.	439,842	12,078,061
Electronic Equipment, Instruments & Components 1.2%
Corning, Inc.	262,962	5,188,240
Internet Software & Services 3.0%
Rackspace Hosting, Inc.*	147,303	5,478,198
Yahoo!, Inc.*	176,092	6,918,655
		12,396,853
IT Services 3.2%
Alliance Data Systems Corp.*	29,170	8,515,890
Vantiv, Inc. "A"*	126,024	4,812,857
		13,328,747
	Shares	Value ($)

Materials 5.8%
Chemicals 2.4%
PPG Industries, Inc.	49,068	5,629,081
Valspar Corp.	55,273	4,522,437
		10,151,518
Containers & Packaging 1.4%
Rock-Tenn Co. "A"	98,987	5,959,018
Metals & Mining 2.0%
Freeport-McMoRan, Inc.	135,544	2,523,829
Newmont Mining Corp.	241,708	5,646,299
		8,170,128
Utilities 6.0%
Electric Utilities 2.4%
Duke Energy Corp.	58,060	4,100,197
NextEra Energy, Inc.	63,514	6,226,278
		10,326,475
	Shares	Value ($)

Gas Utilities 0.5%
UGI Corp.	58,165	2,003,784
Multi-Utilities 3.1%
Dominion Resources, Inc.	76,585	5,121,239
Sempra Energy	79,113	7,827,440
		12,948,679
Total Common Stocks (Cost $393,015,261)		417,664,342

Securities Lending Collateral 6.7%
Daily Assets Fund Institutional, 0.16% (b) (c) (Cost $28,112,354)	28,112,354	28,112,354

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $421,127,615)†	106.4	445,776,696
Other Assets and Liabilities, Net	(6.4)	(26,852,632)
Net Assets	100.0	418,924,064

* Non-income producing security.

† The cost for federal income tax purposes was $421,536,536. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $24,240,160. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $45,800,062 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,559,902.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $27,985,165, which is 6.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$417,664,342	$—	$—	$417,664,342
Short-Term Investments	28,112,354	—	—	28,112,354
Total	$445,776,696	$—	$—	$445,776,696

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $393,015,261) — including $27,985,165 of securities loaned	$417,664,342
Investment in Daily Assets Fund Institutional (cost $28,112,354)*	28,112,354
Total investments in securities, at value (cost $421,127,615)	445,776,696
Foreign currency, at value (cost $29,493)	28,421
Receivable for investments sold	3,139,319
Receivable for Fund shares sold	22,062
Dividends receivable	349,660
Interest receivable	6,246
Other assets	6,415
Total assets	449,328,819
Liabilities
Cash overdraft	220,321
Payable upon return of securities loaned	28,112,354
Payable for investments purchased	1,305,225
Payable for Fund shares redeemed	452,279
Accrued management fee	208,919
Accrued Trustees' fees	3,176
Other accrued expenses and payables	102,481
Total liabilities	30,404,755
Net assets, at value	$418,924,064
Net Assets Consist of
Undistributed net investment income	1,125,188
Net unrealized appreciation (depreciation) on: Investments	24,649,081
Foreign currency	(1,072)
Accumulated net realized gain (loss)	26,248,403
Paid-in capital	366,902,464
Net assets, at value	$418,924,064
Class A Net Asset Value, offering and redemption price per share ($413,742,716 ÷ 24,401,955 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$16.96
Class B Net Asset Value, offering and redemption price per share ($5,181,348 ÷ 304,701 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.00

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

 Statement of Operations

for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends	$2,641,358
Income distributions — Central Cash Management Fund	1,628
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	25,787
Total income	2,668,773
Expenses: Management fee	1,369,063
Administration fee	214,091
Services to shareholders	2,372
Record keeping fees (Class B)	1,470
Distribution and service fee (Class B)	6,394
Custodian fee	7,058
Professional fees	36,546
Reports to shareholders	17,703
Trustees' fees and expenses	9,927
Other	8,555
Total expenses before expense reductions	1,673,179
Expense reductions	(101,641)
Total expenses after expense reductions	1,571,538
Net investment income	$1,097,235
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	26,801,480
Foreign currency	(768)
26,800,712
Change in net unrealized appreciation (depreciation) on: Investments	(13,798,787)
Foreign currency	1,431
(13,797,356)
Net gain (loss)	13,003,356
Net increase (decrease) in net assets resulting from operations	14,100,591

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$1,097,235	$6,247,902
Operations: Net investment income	$1,097,235	$6,247,902
Net realized gain (loss)	26,800,712	115,236,680
Change in net unrealized appreciation (depreciation)	(13,797,356)	(77,036,705)
Net increase (decrease) in net assets resulting from operations	14,100,591	44,447,877
Distributions to shareholders from: Net investment income: Class A	(5,899,426)	(7,350,279)
Class B	(54,717)	(66,263)
Net realized gains: Class A	(17,852,466)	—
Class B	(214,368)	—
Total distributions	(24,020,977)	(7,416,542)
Fund share transactions: Class A Proceeds from shares sold	2,936,931	11,756,922
Reinvestment of distributions	23,751,892	7,350,279
Payments for shares redeemed	(33,592,920)	(57,676,534)
Net increase (decrease) in net assets from Class A share transactions	(6,904,097)	(38,569,333)
Class B Proceeds from shares sold	280,706	1,147,061
Reinvestment of distributions	269,085	66,263
Payments for shares redeemed	(427,687)	(1,111,822)
Net increase (decrease) in net assets from Class B share transactions	122,104	101,502
Increase (decrease) in net assets	(16,702,379)	(1,436,496)
Net assets at beginning of period	435,626,443	437,062,939
Net assets at end of period (including undistributed net investment income of $1,125,188 and $5,982,096, respectively)	$418,924,064	$435,626,443
Other Information
Class A Shares outstanding at beginning of period	24,769,255	27,072,074
Shares sold	169,544	711,170
Shares issued to shareholders in reinvestment of distributions	1,389,812	455,690
Shares redeemed	(1,926,656)	(3,469,679)
Net increase (decrease) in Class A shares	(367,300)	(2,302,819)
Shares outstanding at end of period	24,401,955	24,769,255
Class B Shares outstanding at beginning of period	297,108	289,672
Shares sold	16,057	68,963
Shares issued to shareholders in reinvestment of distributions	15,690	4,095
Shares redeemed	(24,154)	(65,622)
Net increase (decrease) in Class B shares	7,593	7,436
Shares outstanding at end of period	304,701	297,108

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$17.38		$15.97		$12.45		$11.56		$11.80	$10.86
Income (loss) from investment operations: Net investment income (loss)a	.04		.24		.26		.25		.25	.23
Net realized and unrealized gain (loss)	.54		1.45		3.54		.87		(.24)	.93
Total from investment operations	.58		1.69		3.80		1.12		.01	1.16
Less distributions from: Net investment income	(.25)		(.28)		(.28)		(.23)		(.25)	(.22)
Net realized gains on investment transactions	(.75)		—		—		—		—	—
Total distributions	(1.00)		(.28)		(.28)		(.23)		(.25)	(.22)
Net asset value, end of period	$16.96		$17.38		$15.97		$12.45		$11.56	$11.80
Total Return (%)	3.30	b**	10.72	b	30.89	b	9.79	b	(.07)	10.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	414		430		432		377		396	206
Ratio of expenses before expense reductions (%)	.78	*	.78		.78		.78		.79	.82
Ratio of expenses after expense reductions (%)	.73	*	.73		.74		.77		.79	.82
Ratio of net investment income (loss) (%)	.52	*	1.43		1.82		2.04		2.15	2.13
Portfolio turnover rate (%)	57	**	133		54		63		28	32
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$17.40		$15.99		$12.46		$11.57		$11.81	$10.86
Income (loss) from investment operations: Net investment income (loss)a	.02		.18		.22		.21		.22	.20
Net realized and unrealized gain (loss)	.52		1.46		3.55		.88		(.25)	.93
Total from investment operations	.54		1.64		3.77		1.09		(.03)	1.13
Less distributions from: Net investment income	(.19)		(.23)		(.24)		(.20)		(.21)	(.18)
Net realized gains on investment transactions	(.75)		—		—		—		—	—
Total distributions	(.94)		(.23)		(.24)		(.20)		(.21)	(.18)
Net asset value, end of period	$17.00		$17.40		$15.99		$12.46		$11.57	$11.81
Total Return (%)	3.08	b**	10.36	b	30.54	b	9.44	b	(.36)	10.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		5		5		4		3	1
Ratio of expenses before expense reductions (%)	1.09	*	1.09		1.09		1.09		1.10	1.11
Ratio of expenses after expense reductions (%)	1.04	*	1.04		1.05		1.08		1.10	1.11
Ratio of net investment income (loss) (%)	.21	*	1.10		1.52		1.73		1.84	1.84
Portfolio turnover rate (%)	57	**	133		54		63		28	32
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Large Cap Value VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $242,310,774 and $271,445,861, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.64% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.73%
Class B	1.04%

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$100,378
Class B	1,263
$101,641

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $214,091, of which $35,112 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2015
Class A	$204	$103
Class B	117	57
	$321	$160

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee aggregated $6,394, of which $1,073 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,167, of which $6,170 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,242.

D. Ownership of the Fund

At June 30, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 61%, 24% and 10%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 61% and 13%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

The tables illustrate your Fund's expenses in two ways:

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,033.00	$1,030.80
Expenses Paid per $1,000*	$3.68	$5.24
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,021.17	$1,019.64
Expenses Paid per $1,000*	$3.66	$5.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Large Cap Value VIP	.73%	1.04%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Large Cap Value VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2LCV-3 (R-028386-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Money Market VIP

Contents
3 Performance Summary
4 Portfolio Summary
5 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
16 Information About Your Fund's Expenses
17 Other Information
18 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund’s risk profile.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Deutsche Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price.
7-Day Current Yield
June 30, 2015	.01%*
December 31, 2014	.01%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	6/30/15	12/31/14

Commercial Paper	57%	54%
Certificates of Deposit and Bank Notes	23%	10%
Short-Term Notes	6%	6%
Government & Agency Obligations	5%	5%
Time Deposits	4%	4%
Repurchase Agreements	4%	20%
Municipal Bonds and Notes	1%	1%
	100%	100%

Weighted Average Maturity*	6/30/15	12/31/14

Deutsche Variable Series II — Deutsche Money Market VIP	37 days	46 days
First Tier Retail Money Fund Average	36 days	40 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2015 (Unaudited)
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 23.1%
Banco del Estado de Chile:
0.25%, 8/28/2015	1,000,000	1,000,000
0.3%, 10/6/2015	1,200,000	1,200,000
0.31%, 9/2/2015	1,000,000	1,000,000
0.32%, 11/4/2015	1,200,000	1,200,000
0.43%, 12/16/2015	1,000,000	1,000,000
Bank of Montreal, 0.25%, 7/15/2015	1,500,000	1,500,000
Canadian Imperial Bank of Commerce, 0.11%, 7/1/2015	3,000,000	3,000,000
Credit Suisse, 0.23%, 7/2/2015	1,000,000	1,000,000
DZ Bank AG:
0.21%, 7/7/2015	1,000,000	1,000,000
0.28%, 9/2/2015	1,500,000	1,500,000
0.33%, 9/18/2015	1,000,000	1,000,000
Industrial & Commercial Bank of China Ltd., 0.3%, 8/24/2015	1,200,000	1,200,000
Mizuho Bank Ltd.:
0.26%, 8/14/2015	1,500,000	1,500,000
0.27%, 7/23/2015	1,000,000	1,000,024
Rabobank Nederland NV, 0.43%, 3/4/2016	1,200,000	1,200,000
Standard Chartered Bank, 0.31%, 10/5/2015	1,500,000	1,500,000
Sumitomo Mitsui Banking Corp.:
0.14%, 7/1/2015	5,000,000	5,000,000
0.25%, 7/24/2015	1,500,000	1,500,000
Swedbank AB, 0.09%, 7/1/2015	7,000,000	7,000,000
The Toronto-Dominion Bank:
0.295%, 7/13/2015	800,000	800,000
0.43%, 3/2/2016	1,500,000	1,500,000
Total Certificates of Deposit and Bank Notes (Cost $36,600,024)		36,600,024

Commercial Paper 57.8%
Issued at Discount** 42.7%
Bank Nederlandse Gemeenten:
0.285%, 9/17/2015	1,800,000	1,798,889
0.295%, 9/14/2015	1,000,000	999,385
Bedford Row Funding Corp.:
144A, 0.35%, 8/27/2015	500,000	499,723
144A, 0.35%, 10/19/2015	750,000	749,198
144A, 0.47%, 12/11/2015	1,000,000	997,872
Caisse Centrale Desjardins, 0.12%, 7/2/2015	4,000,000	3,999,987
Caisse des Depots et Consignations:
144A, 0.21%, 9/16/2015	1,500,000	1,499,326
144A, 0.285%, 9/22/2015	1,500,000	1,499,014
Cancara Asset Securitization LLC, 144A, 0.12%, 7/1/2015	4,685,000	4,685,000
CNPC Finance HK Ltd.:
144A, 0.43%, 7/20/2015	3,000,000	2,999,319
144A, 0.44%, 8/11/2015	500,000	499,749
Coca-Cola Co., 0.31%, 9/16/2015	800,000	799,470
Collateralized Commercial Paper Co., LLC, 0.24%, 7/8/2015	2,200,000	2,199,897
Collateralized Commercial Paper II Co., LLC:
144A, 0.26%, 10/8/2015	1,000,000	999,285
144A, 0.26%, 10/9/2015	1,000,000	999,278
	Principal Amount ($)	Value ($)

DBS Bank Ltd., 144A, 0.25%, 7/7/2015	1,200,000	1,199,950
Erste Abwicklungsanstalt, 144A, 0.28%, 7/28/2015	1,500,000	1,499,685
Hannover Funding Co., LLC, 0.3%, 7/8/2015	2,000,000	1,999,883
Matchpoint Finance PLC:
0.11%, 7/6/2015	1,000,000	999,985
0.12%, 7/1/2015	6,000,000	6,000,000
MetLife Short Term Funding LLC, 144A, 0.23%, 7/15/2015	1,750,000	1,749,843
Nederlandse Waterschapsbank NV:
0.19%, 7/27/2015	500,000	499,931
0.28%, 7/9/2015	800,000	799,950
Nissan Motor Acceptance Corp., 0.34%, 7/9/2015	700,000	699,949
Old Line Funding LLC:
144A, 0.3%, 10/26/2015	2,000,000	1,998,050
144A, 0.32%, 11/16/2015	1,000,000	998,773
Prudential Funding LLC, 0.06%, 7/1/2015	1,000,000	1,000,000
Rabobank Nederland NV, 0.33%, 12/7/2015	1,500,000	1,497,814
Regency Markets No. 1 LLC, 144A, 0.14%, 7/10/2015	6,000,000	5,999,790
Sinopec Century Bright Capital Investment Ltd.:
0.41%, 7/14/2015	1,000,000	999,852
0.42%, 8/20/2015	1,000,000	999,417
Standard Chartered Bank:
0.27%, 7/6/2015	1,500,000	1,499,944
0.34%, 9/10/2015	1,800,000	1,798,793
Svenska Handelsbanken AB:
0.2%, 7/22/2015	1,485,000	1,484,827
0.25%, 8/4/2015	1,000,000	999,764
0.32%, 11/18/2015	1,200,000	1,198,507
United Overseas Bank Ltd., 0.27%, 9/14/2015	1,500,000	1,499,156
Victory Receivables Corp., 144A, 0.14%, 7/2/2015	5,000,000	4,999,981
		67,649,236
Issued at Par* 15.1%
Australia & New Zealand Banking Group Ltd., 144A, 0.375%, 8/18/2015	800,000	800,000
Bank Nederlandse Gemeenten, 144A, 0.287%, 2/25/2016	1,000,000	1,000,000
Bank of Montreal, 0.283%, 10/9/2015	1,500,000	1,500,000
Bank of Nova Scotia, 0.407%, 7/22/2016	1,000,000	1,000,000
Bedford Row Funding Corp., 144A, 0.21%, 1/14/2016	1,000,000	1,000,000
Commonwealth Bank of Australia, 144A, 0.293%, 4/7/2016	1,000,000	999,952
General Electric Capital Corp., 0.258%, 8/11/2015	1,500,000	1,500,000
HSBC Bank PLC:
144A, 0.302%, 12/9/2015	1,000,000	999,888
144A, 0.317%, 12/23/2015	1,200,000	1,200,000
JPMorgan Chase Bank NA, 0.436%, 7/22/2016	2,000,000	2,000,000
National Australia Bank Ltd., 144A, 0.284%, 10/8/2015	1,000,000	1,000,000
	Principal Amount ($)	Value ($)

Old Line Funding LLC, 144A, 0.305%, 12/15/2015	1,000,000	1,000,000
Rabobank Nederland NV, 0.394%, 10/1/2015	500,000	500,066
Royal Bank of Canada:
0.273%, 9/3/2015	2,000,000	1,999,966
0.295%, 12/10/2015	1,500,000	1,500,000
Starbird Funding Corp., 144A, 0.254%, 10/2/2015	1,000,000	1,000,000
Wells Fargo Bank NA:
0.32%, 9/9/2015	1,000,000	1,000,000
0.32%, 12/10/2015	1,000,000	1,000,000
Westpac Banking Corp.:
0.255%, 7/17/2015	1,000,000	1,000,008
144A, 0.286%, 10/13/2015	1,000,000	1,000,000
144A, 0.29%, 3/10/2016	1,000,000	1,000,000
		23,999,880
Total Commercial Paper (Cost $91,649,116)		91,649,116

Short-Term Notes* 6.0%
Bank of Nova Scotia, 0.562%, 12/31/2015	1,500,000	1,501,743
Canadian Imperial Bank of Commerce, 0.42%, 8/18/2015	1,800,000	1,800,000
Commonwealth Bank of Australia, 144A, 0.281%, 7/10/2015	1,200,000	1,200,000
Rabobank Nederland NV, 0.321%, 7/6/2015	1,500,000	1,500,000
Svenska Handelsbanken AB, 144A, 0.391%, 10/2/2015	1,500,000	1,500,000
Wells Fargo Bank NA, 0.335%, 6/3/2016	1,000,000	1,000,000
Westpac Banking Corp., 0.316%, 5/27/2016	1,000,000	1,000,000
Total Short-Term Notes (Cost $9,501,743)		9,501,743

Time Deposit 3.9%
Credit Agricole Corporate & Investment Bank, 0.06%, 7/1/2015 (Cost $6,247,465)	6,247,465	6,247,465

	Principal Amount ($)	Value ($)

Government & Agency Obligations 5.1%
U.S. Government Sponsored Agencies 3.8%
Federal Home Loan Bank:
0.19%, 9/3/2015	500,000	499,984
0.2%, 9/17/2015	325,000	324,988
0.21%, 10/13/2015	500,000	499,960
Federal Home Loan Mortgage Corp., 0.095%**, 9/22/2015	1,500,000	1,499,671
Federal National Mortgage Association:
0.166%*, 10/21/2016	1,300,000	1,299,908
0.19%**, 12/14/2015	2,000,000	1,998,248
		6,122,759
U.S. Treasury Obligation 1.3%
U.S. Treasury Notes, 0.25%, 7/31/2015	2,000,000	2,000,359
Total Government & Agency Obligations (Cost $8,123,118)		8,123,118

Municipal Bonds and Notes 0.6%
New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series B, 144A, 0.25%***, 5/1/2048, LOC: Bank of China (Cost $1,000,000)	1,000,000	1,000,000

Repurchase Agreements 3.9%
BNP Paribas, 0.2%, dated 1/21/2015, to be repurchased at $1,501,625 on 8/4/2015 (a) (b)	1,500,000	1,500,000
JPMorgan Securities, Inc., 0.424%, dated 2/13/2015, to be repurchased at $1,253,357 on 9/29/2015 (a) (c)	1,250,000	1,250,000
JPMorgan Securities, Inc., 0.451%, dated 7/3/2014, to be repurchased at $2,514,181 on 9/29/2015 (a) (d)	2,500,000	2,500,000
Wells Fargo Bank, 0.4%, dated 5/1/2015, to be repurchased at $1,001,000 on 7/30/2015 (e)	1,000,000	1,000,000
Total Repurchase Agreements (Cost $6,250,000)		6,250,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $159,371,466)†	100.4	159,371,466
Other Assets and Liabilities, Net	(0.4)	(695,900)
Net Assets	100.0	158,675,566

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2015.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of June 30, 2015.

† The cost for federal income tax purposes was $159,371,466.

(a) Open maturity repurchase agreement whose interest rate resets periodically and is shown at the current rate as of June 30, 2015. The dated date is the original day the repurchase agreement was entered into, the maturity date represents the next repurchase date. Upon notice, both the Fund and counterparty have the right to terminate the repurchase agreement at any time.

(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,726,981	Anadarko Petroleum Corp.	Zero Coupon	10/10/2036	1,495,451
94	Archer-Daniels-Midland Co.	5.375	9/15/2035	110
128	Bank of the West Auto Trust	1.65	3/16/2020	129
13,170	Countrywide Financial Corp.	6.25	5/15/2016	13,790
367	DIRECTV Holdings LLC	5.0	3/1/2021	404
14,042	ING Bank NV	2.5	10/1/2019	14,131
55	Intesa Sanpaolo SpA	3.125	1/15/2016	56
156	Ocean Trails CLO IV	1.577	8/13/2025	155
5,564	Omega Healthcare Investors, Inc.	6.75	10/15/2022	5,872
23,694	Petroleos Mexicanos	6.375	1/23/2045	25,043
19,248	WhiteHorse VIII Ltd.	1.778	5/1/2026	19,205
Total Collateral Value				1,574,346

(c) Collateralized by $1,255,000 HCA, Inc., 4.25%, maturing on 10/15/2019 with a value of $1,289,643.

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
477,000	Dresdner Bank AG	7.25	9/15/2015	492,138
2,030,000	HCA, Inc.	4.25	10/15/2019	2,086,036
Total Collateral Value				2,578,174

(e) Collateralized by $1,049,026 Burlington Northern Santa Fe LLC, 3.4%, maturing on 9/1/2024 with a value of $1,050,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (f)	$—	$153,121,466	$—	$153,121,466
Repurchase Agreements	—	6,250,000	—	6,250,000
Total	$—	$159,371,466	$—	$159,371,466

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments in non-affiliated securities, valued at amortized cost	$159,371,466
Receivable for investments sold	2,000,115
Receivable for Fund shares sold	536,397
Interest receivable	32,595
Other assets	1,599
Total assets	161,942,172
Liabilities
Payable for Fund shares redeemed	3,152,965
Distributions payable	659
Accrued management fee	5,660
Accrued Trustees' fees	1,192
Other accrued expenses and payables	106,130
Total liabilities	3,266,606
Net assets, at value	$158,675,566
Net Assets Consist of
Undistributed net investment income	794
Accumulated net realized gain (loss)	50
Paid-in capital	158,674,722
Net assets, at value	$158,675,566
Class A Net Asset Value, offering and redemption price per share ($158,675,566 ÷ 158,758,438 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Interest	$186,017
Expenses: Management fee	235,400
Administration fee	82,597
Services to shareholders	1,018
Custodian fee	14,037
Professional fees	26,569
Reports to shareholders	36,854
Trustees' fee and expenses	4,285
Other	3,993
Total expenses before expense reductions	404,753
Expense reductions	(227,003)
Total expenses after expense reductions	177,750
Net investment income	8,267
Net realized gain (loss)	50
Net increase (decrease) in net assets resulting from operations	$8,317

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$8,267	$17,035
Operations: Net investment income	$8,267	$17,035
Net realized gain (loss)	50	81
Net increase (decrease) in net assets resulting from operations	8,317	17,116
Distributions to shareholders from: Net investment income Class A	(8,266)	(17,036)
Fund share transactions: Class A Proceeds from shares sold	87,783,852	130,299,481
Reinvestment of distributions	8,412	16,947
Cost of shares redeemed	(106,163,399)	(126,949,638)
Net increase (decrease) in net assets from Class A share transactions	(18,371,135)	3,366,790
Increase (decrease) in net assets	(18,371,084)	3,366,870
Net assets at beginning of period	177,046,650	173,679,780
Net assets at end of period (including undistributed net investment income of $794 and $793, respectively)	$158,675,566	$177,046,650
Other Information
Class A Shares outstanding at beginning of period	177,129,573	173,762,783
Shares sold	87,783,852	130,299,481
Shares issued to shareholders in reinvestment of distributions	8,412	16,947
Shares redeemed	(106,163,399)	(126,949,638)
Net increase (decrease) in Class A shares	(18,371,135)	3,366,790
Shares outstanding at end of period	158,758,438	177,129,573

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations: Net investment income	.000	***	.000	***	.000	***	.000	***	.000	***	.000	***
Net realized gain (loss)	.000	***	.000	***	.000	***	.000	***	.000	***	.000	***
Total from investment operations	.000	***	.000	***	.000	***	.000	***	.000	***	.000	***
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.000	)***
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)a	.01	**	.01		.01		.01		.01		.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159		177		174		196		217		220
Ratio of expenses before expense reductions (%)	.49	*	.49		.49		.45		.51		.46
Ratio of expenses after expense reductions (%)	.22	*	.18		.20		.31		.25		.34
Ratio of net investment income (%)	.01	*	.01		.01		.01		.01		.01
a Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Money Market VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

As of June 30, 2015, the Fund held repurchase agreements with a gross value of $6,250,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

For the period from January 1, 2015 through September 30, 2015, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement aggregated $235,400, of which $226,677 was waived, resulting in an annualized effective rate of 0.01% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $82,597, of which $12,897 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC aggregated $326, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $4,627, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At June 30, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53%, 22% and 12%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at June 30, 2015.

E. Money Market Fund Reform

In July 2014, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The Fund is required to comply with money market reforms by the specified compliance dates, with the latest being October 14, 2016. As a result, the Fund may be required to take certain steps that will impact its structure and/or operations, which could impact the return potential of the Fund.

F. Additional Information

At a meeting on July 10, 2015, the Board approved changes to the Fund that would allow the Fund to operate as a government money market fund under the amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, that were adopted in July 2014 with final compliance dates ranging between July 2015 and October 2016. As currently structured, on the final compliance date for the Rule 2a-7 amendments, the Fund would be required to implement a floating net asset value and would be allowed, and in certain situations, required, to implement liquidity fees and/or redemption gates. As a government money market fund, the Fund will continue to seek to maintain a stable $1.00 net asset value. (Although the Fund will seek to maintain a $1.00 net asset value, there is no guarantee that it will be able do so and if the net asset value falls below $1.00, you would lose money.) The Fund will not be required to implement liquidity fees and/or redemption gates as a government money market fund. As defined in amended Rule 2a-7, a government money market fund is a fund that invests at least 99.5% of the fund’s total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same securities.

In order for the Fund to operate as a government money market fund, the Board approved revisions to the Fund’s fundamental investment policy relating to concentration (the "Concentration Policy") such that the Fund would no longer be required to invest more than 25% of its total assets in obligations of banks and other financial institutions. If not revised, the current Concentration Policy would preclude the Fund from operating as a government money market fund. The revisions to the Concentration Policy are subject to approval by the shareholders of the Fund at a special shareholders’ meeting expected to be held during the fourth quarter of 2015. No assurance can be given that shareholder approval will be obtained for the revisions to the Concentration Policy.

If the revisions to the Concentration Policy are approved by shareholders, the Board approved other changes for the Fund to operate as a government money market fund, including:

(i) The adoption of a principal investment strategy to invest at least 99.5% of the Fund’s total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same securities.

(ii) Name change from Deutsche Money Market VIP to Deutsche Government Money Market VIP.

(iii) A reduction in the management fee rate paid by the Fund to DIMA as set forth below:
Current Management Fee Rate Schedule		Revised Management Fee Rate Schedule
Average Daily Assets	Management Fee Rate	Average Daily Assets	Management Fee Rate
First $500 Million	.285%	First $500 Million	.235%
Next $500 Million	.270%	Next $500 Million	.220%
Next $1 Billion	.255%	Next $1 Billion	.205%
Over $2 Million	.240%	Over $2 Million	.190%

If shareholders approve the revisions to the Concentration Policy, DIMA currently anticipates that the change to the Concentration Policy and other changes for the Fund to operate as a government money market fund will take effect on or about May 2, 2016. To ensure an orderly transition to a government money market fund, DIMA anticipates that it will begin to gradually implement changes to the Fund beginning in the first quarter of 2016. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 2, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Fund's yield may decrease as more assets are invested in government securities.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,000.05
Expenses Paid per $1,000*	$1.09
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,023.70
Expenses Paid per $1,000*	$1.10

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Money Market VIP	.22%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Other Information

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Money Market VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the Fee Consultant using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided by the Fee Consultant, the Board noted that for the one- and three-year periods ended December 31, 2013, the Fund’s gross performance (Class A shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitation agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2MM-3 (R-028387-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Growth VIP
Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management Team
7 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
17 Information About Your Fund's Expenses
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 0.73% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Growth VIP

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,011	$11,431	$17,817	$24,340	$19,881
	Average annual total return	10.11%	14.31%	21.23%	19.47%	7.11%
Russell 2500 Growth Index	Growth of $10,000	$10,809	$11,130	$17,430	$24,418	$26,709
	Average annual total return	8.09%	11.30%	20.35%	19.55%	10.32%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Common Stocks	96%	97%
Cash Equivalents	3%	2%
Exchange-Traded Funds	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks, Convertible Preferred Stocks and Exchange-Traded Fund)	6/30/15	12/31/14

Health Care	22%	20%
Information Technology	20%	21%
Consumer Discretionary	19%	21%
Industrials	16%	18%
Financials	9%	7%
Consumer Staples	5%	5%
Materials	4%	4%
Energy	3%	3%
Telecommunication Services	2%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 95.6%
Consumer Discretionary 18.0%
Auto Components 3.1%
American Axle & Manufacturing Holdings, Inc.*	69,987	1,463,428
Gentherm, Inc.*	39,810	2,185,967
Tenneco, Inc.*	32,782	1,882,998
		5,532,393
Hotels, Restaurants & Leisure 2.8%
Fogo De Chao, Inc.*	39,523	915,353
Jack in the Box, Inc.	27,727	2,444,412
Panera Bread Co. "A"*	9,689	1,693,347
		5,053,112
Household Durables 2.7%
iRobot Corp.* (a)	55,238	1,760,987
Jarden Corp.* (a)	43,965	2,275,189
Ryland Group, Inc.	17,756	823,346
		4,859,522
Leisure Products 1.1%
Polaris Industries, Inc.	13,432	1,989,413
Media 1.0%
Cinemark Holdings, Inc.	45,549	1,829,703
Specialty Retail 5.1%
DSW, Inc. "A"	23,818	794,807
Outerwall, Inc. (a)	19,131	1,456,060
Penske Automotive Group, Inc.	30,944	1,612,492
The Children's Place, Inc.	27,136	1,774,966
Ulta Salon, Cosmetics & Fragrance, Inc.*	14,652	2,263,001
Urban Outfitters, Inc.* (a)	37,243	1,303,505
		9,204,831
Textiles, Apparel & Luxury Goods 2.2%
Carter's, Inc.	15,730	1,672,099
Hanesbrands, Inc.	71,630	2,386,712
		4,058,811
Consumer Staples 4.2%
Food & Staples Retailing 1.9%
Casey's General Stores, Inc.	18,882	1,807,763
United Natural Foods, Inc.* (a)	25,962	1,653,260
		3,461,023
Food Products 2.3%
Hain Celestial Group, Inc.*	33,643	2,215,728
The WhiteWave Foods Co.*	40,730	1,990,882
		4,206,610
Energy 2.9%
Energy Equipment & Services 1.4%
Core Laboratories NV (a)	6,327	721,531
Dril-Quip, Inc.*	10,626	799,606
RPC, Inc. (a)	75,179	1,039,726
		2,560,863
Oil, Gas & Consumable Fuels 1.5%
Diamondback Energy, Inc.*	20,513	1,546,270
Gulfport Energy Corp.*	27,123	1,091,701
		2,637,971
	Shares	Value ($)

Financials 8.9%
Banks 4.9%
FCB Financial Holdings, Inc. "A"*	27,482	873,928
Pinnacle Financial Partners, Inc.	34,294	1,864,565
Signature Bank*	11,972	1,752,581
South State Corp.	10,143	770,766
SVB Financial Group*	9,641	1,388,111
Talmer Bancorp., Inc. "A"	125,484	2,101,857
		8,751,808
Capital Markets 2.6%
Lazard Ltd. "A"	30,574	1,719,482
Moelis & Co. "A"	40,248	1,155,520
Oaktree Capital Group LLC (a)	34,742	1,847,579
		4,722,581
Consumer Finance 1.4%
PRA Group, Inc.* (a)	41,505	2,586,177
Health Care 21.4%
Biotechnology 6.8%
ACADIA Pharmaceuticals, Inc.* (a)	38,619	1,617,364
Alkermes PLC*	19,368	1,246,137
Neurocrine Biosciences, Inc.* (a)	30,555	1,459,307
OvaScience, Inc.* (a)	14,454	418,154
Puma Biotechnology, Inc.* (a)	4,544	530,512
Retrophin, Inc.*	94,125	3,120,244
Threshold Pharmaceuticals, Inc.* (a)	324,763	1,312,042
Ultragenyx Pharmaceutical, Inc.*	9,355	957,858
United Therapeutics Corp.*	9,903	1,722,627
		12,384,245
Health Care Equipment & Supplies 4.5%
HeartWare International, Inc.*	13,132	954,565
NxStage Medical, Inc.*	60,494	864,157
Orthofix International NV*	27,740	918,749
SurModics, Inc.*	22,909	536,529
Thoratec Corp.*	51,731	2,305,650
Zeltiq Aesthetics, Inc.*	84,627	2,493,958
		8,073,608
Health Care Providers & Services 5.7%
Centene Corp.*	39,388	3,166,795
Kindred Healthcare, Inc.	83,858	1,701,479
Molina Healthcare, Inc.* (a)	33,305	2,341,341
Providence Service Corp.*	68,595	3,037,387
		10,247,002
Life Sciences Tools & Services 1.0%
PAREXEL International Corp.*	27,366	1,759,908
Pharmaceuticals 3.4%
Flamel Technologies SA (ADR)*	205,594	4,356,537
Pacira Pharmaceuticals, Inc.*	25,809	1,825,212
		6,181,749
Industrials 15.8%
Aerospace & Defense 1.9%
DigitalGlobe, Inc.*	40,520	1,126,051
HEICO Corp. (a)	39,242	2,287,808
		3,413,859
	Shares	Value ($)

Airlines 0.8%
JetBlue Airways Corp.* (a)	70,173	1,456,792
Building Products 1.5%
A.O. Smith Corp.	15,641	1,125,839
Fortune Brands Home & Security, Inc.	35,691	1,635,362
		2,761,201
Commercial Services & Supplies 0.7%
Team, Inc.*	31,684	1,275,281
Construction & Engineering 0.8%
Primoris Services Corp.	71,608	1,417,838
Electrical Equipment 3.0%
Acuity Brands, Inc.	14,862	2,674,863
AZZ, Inc.	33,222	1,720,899
Thermon Group Holdings, Inc.*	43,538	1,047,960
		5,443,722
Machinery 4.5%
Altra Industrial Motion Corp. (a)	44,741	1,216,060
Manitowoc Co., Inc.	77,759	1,524,076
Middleby Corp.*	23,560	2,644,139
WABCO Holdings, Inc.*	22,322	2,761,678
		8,145,953
Professional Services 1.5%
On Assignment, Inc.*	41,837	1,643,358
TriNet Group, Inc.*	43,566	1,104,398
		2,747,756
Road & Rail 1.1%
Swift Transportation Co.*	82,338	1,866,603
Information Technology 19.3%
Communications Equipment 1.0%
Palo Alto Networks, Inc.*	10,739	1,876,103
Electronic Equipment, Instruments & Components 2.8%
Cognex Corp.	61,616	2,963,730
IPG Photonics Corp.* (a)	25,891	2,205,266
		5,168,996
Internet Software & Services 2.5%
CoStar Group, Inc.* (a)	12,425	2,500,655
LogMeIn, Inc.*	12,772	823,666
WebMD Health Corp.*	26,652	1,180,151
		4,504,472
IT Services 6.6%
Broadridge Financial Solutions, Inc.	17,162	858,272
Cardtronics, Inc.*	69,019	2,557,154
MAXIMUS, Inc.	42,214	2,774,726
VeriFone Systems, Inc.*	66,138	2,246,046
Virtusa Corp.*	50,504	2,595,906
WEX, Inc.*	7,697	877,227
		11,909,331
Semiconductors & Semiconductor Equipment 1.0%
Advanced Energy Industries, Inc.*	68,960	1,895,711
	Shares	Value ($)

Software 4.9%
Aspen Technology, Inc.*	46,290	2,108,509
Splunk, Inc.*	32,438	2,258,334
Tyler Technologies, Inc.*	17,690	2,288,732
Ultimate Software Group, Inc.*	12,959	2,129,682
		8,785,257
Technology Hardware, Storage & Peripherals 0.5%
Super Micro Computer, Inc.*	29,307	866,901
Materials 4.2%
Chemicals 2.3%
A. Schulman, Inc. (a)	33,779	1,476,818
Huntsman Corp.	44,162	974,655
Minerals Technologies, Inc.	24,078	1,640,434
		4,091,907
Construction Materials 0.6%
Eagle Materials, Inc.	13,523	1,032,211
Containers & Packaging 0.8%
Berry Plastics Group, Inc.*	47,351	1,534,172
Metals & Mining 0.5%
Constellium NV "A"*	79,368	938,924
Telecommunication Services 0.9%
Wireless Telecommunication Services
SBA Communications Corp. "A"*	14,172	1,629,355
Total Common Stocks (Cost $120,807,813)		172,863,675

Exchange-Traded Funds 1.4%
SPDR S&P Biotech	6,000	1,513,440
SPDR S&P Oil & Gas Exploration & Production Fund (a)	23,491	1,096,090
Total Exchange-Traded Funds (Cost $1,808,254)		2,609,530

Convertible Preferred Stocks 0.2%
Health Care
Providence Service Corp., 5.5% (Cost $283,300)	2,833	283,101

Securities Lending Collateral 16.5%
Daily Assets Fund Institutional, 0.16% (b) (c) (Cost $29,782,101)	29,782,101	29,782,101

Cash Equivalents 2.6%
Central Cash Management Fund, 0.09% (b) (Cost $4,706,325)	4,706,325	4,706,325

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $157,387,793)†	116.3	210,244,732
Other Assets and Liabilities, Net	(16.3)	(29,493,218)
Net Assets	100.0	180,751,514

* Non-income producing security.

† The cost for federal income tax purposes was $158,306,437. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $51,938,295. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $56,796,124 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,857,829.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $29,418,609, which is 16.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$172,863,675	$—	$—	$172,863,675
Exchange-Traded Funds	2,609,530	—	—	2,609,530
Convertible Preferred Stocks	—	—	283,101	283,101
Short-Term Investments (d)	34,488,426	—	—	34,488,426
Total	$209,961,631	$—	$283,101	$210,244,732

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $122,899,367) — including $29,418,609 of securities loaned	$175,756,306
Investment in Daily Assets Fund Institutional (cost $29,782,101)*	29,782,101
Investment in Central Cash Management Fund (cost $4,706,325)	4,706,325
Total investments in securities, at value (cost $157,387,793)	210,244,732
Receivable for investments sold	731,337
Receivable for Fund shares sold	205
Dividends receivable	21,284
Interest receivable	12,024
Other assets	1,747
Total assets	211,011,329
Liabilities
Payable upon return of securities loaned	29,782,101
Payable for investments purchased	184,446
Payable for Fund shares redeemed	128,909
Accrued management fee	83,169
Accrued Trustees' fees	1,009
Other accrued expenses and payables	80,181
Total liabilities	30,259,815
Net assets, at value	$180,751,514
Net Assets Consist of
Net investment loss	(171,786)
Net unrealized appreciation (depreciation) on investments	52,856,939
Accumulated net realized gain (loss)	13,030,503
Paid-in capital	115,035,858
Net assets, at value	$180,751,514
Class A Net Asset Value, offering and redemption price per share ($180,751,514 ÷ 7,784,820 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$23.22

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends	$399,111
Income distributions — Central Cash Management Fund	1,131
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	73,615
Total income	473,857
Expenses: Management fee	490,181
Administration fee	89,124
Services to shareholders	1,083
Custodian fee	5,731
Professional fees	36,334
Reports to shareholders	15,045
Trustees' fees and expenses	4,269
Other	3,876
Total expenses	645,643
Net investment income (loss)	(171,786)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	14,387,092
Change in net unrealized appreciation (depreciation) on investments	2,764,733
Net gain (loss)	17,151,825
Net increase (decrease) in net assets resulting from operations	$16,980,039

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income (loss)	$(171,786)	$(196,065)
Operations: Net investment income (loss)	$(171,786)	$(196,065)
Net realized gain (loss)	14,387,092	20,390,112
Change in net unrealized appreciation (depreciation)	2,764,733	(10,889,918)
Net increase (decrease) in net assets resulting from operations	16,980,039	9,304,129
Distributions to shareholders from: Net realized gains Class A	(13,914,292)	—
Total distributions	(13,914,292)	—
Fund share transactions: Class A Proceeds from shares sold	4,939,188	5,733,576
Reinvestment of distributions	13,914,292	—
Cost of shares redeemed	(13,054,640)	(30,428,185)
Net increase (decrease) in net assets from Class A share transactions	5,798,840	(24,694,609)
Increase (decrease) in net assets	8,864,587	(15,390,480)
Net assets at beginning of period	171,886,927	187,277,407
Net assets at end of period (including net investment loss and undistributed net investment income of $171,786 and $0, respectively)	$180,751,514	$171,886,927
Other Information
Class A Shares outstanding at beginning of period	7,527,702	8,676,171
Shares sold	203,836	261,454
Shares issued to shareholders in reinvestment of distributions	604,706	—
Shares redeemed	(551,424)	(1,409,923)
Net increase (decrease) in Class A shares	257,118	(1,148,469)
Shares outstanding at end of period	7,784,820	7,527,702

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$22.83		$21.59	$15.14	$13.24	$13.85	$10.70
Income (loss) from investment operations: Net investment income (loss)a	(.02)		(.02)	(.04)	.02	(.03)	(.01)
Net realized and unrealized gain (loss)	2.30		1.26	6.51	1.88	(.50)	3.16
Total from investment operations	2.28		1.24	6.47	1.90	(.53)	3.15
Less distributions from: Net investment income	—		—	(.02)	—	(.08)	—
Net realized gains	(1.89)		—	—	—	—	—
Total distributions	(1.89)		—	(.02)	—	(.08)	—
Net asset value, end of period	$23.22		$22.83	$21.59	$15.14	$13.24	$13.85
Total Return (%)	10.11	**	5.74	42.78	14.35	(3.91)	29.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	181		172	187	145	147	88
Ratio of expenses (%)	.72	*	.73	.72	.74	.73	.78
Ratio of net investment income (loss) (%)	(.19	)*	(.11)	(.22)	.11	(.23)	(.12)
Portfolio turnover rate (%)	24	**	44	56	57	84	64
a Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity and ETF securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $405,000 of pre-enactment losses, inherited from its mergers with DWS Mid Cap Growth VIP, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($405,000), the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 382–384 of Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $41,056,726 and $50,445,418, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.98%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $89,124, of which $15,122 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC aggregated $193, of which $98 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,007, of which $4,710 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6,402.

D. Ownership of the Fund

At June 30, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 76% and 21%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,101.10
Expenses Paid per $1,000*	$3.75
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,021.22
Expenses Paid per $1,000*	$3.61

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	.72%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Small Mid Cap Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SMCG-3 (R-028388-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Value VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Manager
7 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
11 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
17 Information About Your Fund's Expenses
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.82% and 1.17% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Value VIP

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,872	$10,902	$16,846	$21,217	$24,315
	Average annual total return	8.72%	9.02%	18.99%	16.24%	9.29%
Russell 2500 Value Index	Growth of $10,000	$10,171	$10,099	$16,011	$21,220	$21,123
	Average annual total return	1.71%	0.99%	16.99%	16.24%	7.76%
Deutsche Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,858	$10,870	$16,660	$20,853	$23,469
	Average annual total return	8.58%	8.70%	18.55%	15.83%	8.91%
Russell 2500 Value Index	Growth of $10,000	$10,171	$10,099	$16,011	$21,220	$21,123
	Average annual total return	1.71%	0.99%	16.99%	16.24%	7.76%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Common Stocks	96%	96%
Cash Equivalents	4%	4%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/15	12/31/14

Financials	26%	23%
Industrials	22%	20%
Information Technology	21%	21%
Consumer Discretionary	13%	12%
Materials	10%	11%
Health Care	4%	6%
Energy	4%	5%
Consumer Staples	—	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Manager

Richard Glass, CFA

Portfolio Manager

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 95.5%
Consumer Discretionary 12.6%
Auto Components 2.4%
Visteon Corp.*	50,570	5,308,838
Diversified Consumer Services 1.1%
Ascent Capital Group, Inc. "A"*	59,351	2,536,662
Hotels, Restaurants & Leisure 1.0%
The Wendy's Co. (a)	204,957	2,311,915
Household Durables 2.6%
Newell Rubbermaid, Inc.	141,244	5,806,541
Specialty Retail 3.4%
CST Brands, Inc.	86,819	3,391,150
Ross Stores, Inc.	90,066	4,378,108
		7,769,258
Textiles, Apparel & Luxury Goods 2.1%
Hanesbrands, Inc.	142,674	4,753,898
Energy 3.9%
Energy Equipment & Services 1.3%
Superior Energy Services, Inc.	138,534	2,914,756
Oil, Gas & Consumable Fuels 2.6%
Cimarex Energy Co.	29,351	3,237,709
QEP Resources, Inc.	140,350	2,597,878
		5,835,587
Financials 24.9%
Banks 10.9%
Capital Bank Financial Corp. "A"*	150,950	4,388,117
Great Western Bancorp., Inc.	129,463	3,121,353
Investors Bancorp., Inc.	432,051	5,314,227
KeyCorp	300,171	4,508,568
OFG Bancorp.	263,398	2,810,457
Sterling Bancorp.	311,402	4,577,609
		24,720,331
Capital Markets 2.2%
Lazard Ltd. "A"	88,545	4,979,771
Consumer Finance 2.8%
Synchrony Financial* (a)	190,536	6,274,351
Insurance 4.7%
CNO Financial Group, Inc.	346,036	6,349,761
Reinsurance Group of America, Inc.	46,427	4,404,529
		10,754,290
Real Estate Investment Trusts 1.6%
Plum Creek Timber Co., Inc. (REIT)	86,738	3,518,961
Thrifts & Mortgage Finance 2.7%
Walker & Dunlop, Inc.*	230,333	6,159,104
Health Care 4.3%
Health Care Providers & Services 2.5%
HealthSouth Corp.	126,221	5,813,739
Life Sciences Tools & Services 1.8%
PerkinElmer, Inc.	76,297	4,016,274
	Shares	Value ($)

Industrials 20.6%
Aerospace & Defense 1.4%
Curtiss-Wright Corp.	43,639	3,161,209
Air Freight & Logistics 1.8%
Forward Air Corp.	77,160	4,032,382
Commercial Services & Supplies 3.0%
Covanta Holding Corp.	209,925	4,448,311
The Brink's Co.	78,274	2,303,604
		6,751,915
Electrical Equipment 2.3%
The Babcock & Wilcox Co.	158,183	5,188,402
Machinery 8.0%
Harsco Corp.	220,691	3,641,401
ITT Corp.	78,773	3,295,862
Stanley Black & Decker, Inc.	50,554	5,320,303
Xylem, Inc.	156,181	5,789,630
		18,047,196
Marine 1.0%
Kirby Corp.*	29,551	2,265,380
Professional Services 1.0%
FTI Consulting, Inc.*	56,362	2,324,369
Trading Companies & Distributors 2.1%
AerCap Holdings NV*	104,598	4,789,542
Information Technology 19.8%
Communications Equipment 2.1%
Harris Corp.	60,868	4,681,358
Electronic Equipment, Instruments & Components 7.8%
Belden, Inc.	62,616	5,086,297
Dolby Laboratories, Inc. "A"	98,179	3,895,743
Rogers Corp.*	65,693	4,344,935
Zebra Technologies Corp. "A"*	39,418	4,377,369
		17,704,344
IT Services 6.0%
Convergys Corp. (a)	271,794	6,928,029
Global Payments, Inc.	21,928	2,268,452
NeuStar, Inc. "A"* (a)	150,621	4,399,639
		13,596,120
Software 3.9%
ACI Worldwide, Inc.*	96,044	2,359,801
Verint Systems, Inc.*	106,317	6,458,226
		8,818,027
Materials 9.4%
Chemicals 5.4%
Celanese Corp. "A"	60,868	4,375,192
H.B. Fuller Co.	106,579	4,329,239
Minerals Technologies, Inc.	51,888	3,535,130
		12,239,561
Containers & Packaging 1.8%
Sealed Air Corp.	78,632	4,040,112
Metals & Mining 2.2%
Materion Corp.	143,173	5,046,848
Total Common Stocks (Cost $181,354,312)		216,161,041
	Shares	Value ($)

Securities Lending Collateral 7.1%
Daily Assets Fund Institutional, 0.16% (b) (c) (Cost $15,997,975)	15,997,975	15,997,975

Cash Equivalents 3.7%
Central Cash Management Fund, 0.09% (b) (Cost $8,398,294)	8,398,294	8,398,294

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $205,750,581)†	106.3	240,557,310
Other Assets and Liabilities, Net	(6.3)	(14,343,976)
Net Assets	100.0	226,213,334

* Non-income producing security.

† The cost for federal income tax purposes was $205,737,656. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $34,819,654. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,677,777 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,858,123.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $15,756,851, which is 7.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$216,161,041	$—	$—	$216,161,041
Short-Term Investments (d)	24,396,269	—	—	24,396,269
Total	$240,557,310	$—	$—	$240,557,310

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $181,354,312) — including $15,756,851 of securities loaned	$216,161,041
Investment in Daily Assets Fund Institutional (cost $15,997,975)*	15,997,975
Investment in Central Cash Management Fund (cost $8,398,294)	8,398,294
Total investments in securities, at value (cost $205,750,581)	240,557,310
Receivable for investments sold	2,367,837
Receivable for Fund shares sold	52,599
Dividends receivable	144,067
Interest receivable	25,108
Other assets	1,985
Total assets	243,148,906
Liabilities
Payable upon return of securities loaned	15,997,975
Payable for investments purchased	565,911
Payable for Fund shares redeemed	129,430
Accrued management fee	123,249
Accrued Trustees' fees	1,609
Other accrued expenses and payables	117,398
Total liabilities	16,935,572
Net assets, at value	$226,213,334
Net Assets Consist of
Undistributed net investment income	446,766
Net unrealized appreciation (depreciation) on: Investments	34,806,729
Accumulated net realized gain (loss)	12,206,767
Paid-in capital	178,753,072
Net assets, at value	$226,213,334
Class A Net Asset Value, offering and redemption price per share ($210,137,692 ÷ 11,872,563 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.70
Class B Net Asset Value, offering and redemption price per share ($16,075,642 ÷ 907,895 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.71

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,199)	$1,226,349
Income distributions — Central Cash Management Fund	3,511
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	128,360
Total income	1,358,220
Expenses: Management fee	720,742
Administration fee	110,883
Services to shareholders	3,143
Record keeping fees (Class B)	8,939
Distribution service fee (Class B)	20,541
Custodian fee	4,162
Professional fees	33,407
Reports to shareholders	25,140
Trustees' fees and expenses	5,446
Other	4,193
Total expenses	936,596
Net investment income (loss)	421,624
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	12,218,110
Change in net unrealized appreciation (depreciation) on investments	6,023,569
Net gain (loss)	18,241,679
Net increase (decrease) in net assets resulting from operations	$18,663,303

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income (loss)	$421,624	$687,058
Operations: Net investment income (loss)	$421,624	$687,058
Net realized gain (loss)	12,218,110	18,607,552
Change in net unrealized appreciation (depreciation)	6,023,569	(7,308,422)
Net increase (decrease) in net assets resulting from operations	18,663,303	11,986,188
Distributions to shareholders from: Net investment income: Class A	(593,081)	(1,782,045)
Class B	—	(85,579)
Net realized gains: Class A	(17,173,555)	(1,065,847)
Class B	(1,373,376)	(91,018)
Total distributions	(19,140,012)	(3,024,489)
Fund share transactions: Class A Proceeds from shares sold	4,848,045	7,581,114
Reinvestment of distributions	17,766,636	2,847,892
Payments for shares redeemed	(17,132,769)	(53,470,098)
Net increase (decrease) in net assets from Class A share transactions	5,481,912	(43,041,092)
Class B Proceeds from shares sold	1,329,787	2,985,548
Reinvestment of distributions	1,373,376	176,597
Payments for shares redeemed	(3,573,450)	(6,702,666)
Net increase (decrease) in net assets from Class B share transactions	(870,287)	(3,540,521)
Increase (decrease) in net assets	4,134,916	(37,619,914)
Net assets at beginning of period	222,078,418	259,698,332
Net assets at end of period (including undistributed net investment income of $446,766 and $618,223, respectively)	$226,213,334	$222,078,418
Other Information
Class A Shares outstanding at beginning of period	11,531,437	14,042,897
Shares sold	268,720	442,556
Shares issued to shareholders in reinvestment of distributions	1,025,787	170,839
Shares redeemed	(953,381)	(3,124,855)
Net increase (decrease) in Class A shares	341,126	(2,511,460)
Shares outstanding at end of period	11,872,563	11,531,437
Class B Shares outstanding at beginning of period	953,703	1,160,889
Shares sold	73,566	174,632
Shares issued to shareholders in reinvestment of distributions	79,203	10,581
Shares redeemed	(198,577)	(392,399)
Net increase (decrease) in Class B shares	(45,808)	(207,186)
Shares outstanding at end of period	907,895	953,703

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$17.79		$17.08	$12.78	$11.36	$12.21	$10.04
Income (loss) from investment operations: Net investment incomea	.04		.05	.12	.14	.13	.12
Net realized and unrealized gain (loss)	1.47		.88	4.35	1.42	(.85)	2.19
Total from investment operations	1.51		.93	4.47	1.56	(.72)	2.31
Less distributions from: Net investment income	(.05)		(.14)	(.17)	(.14)	(.13)	(.14)
Net realized gains	(1.55)		(.08)	—	—	—	—
Total distributions	(1.60)		(.22)	(.17)	(.14)	(.13)	(.14)
Net asset value, end of period	$17.70		$17.79	$17.08	$12.78	$11.36	$12.21
Total Return (%)	8.72	**	5.53	35.24	13.77	(6.08)	23.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210		205	240	219	216	247
Ratio of expenses (%)	.82	*	.82	.82	.82	.81	.82
Ratio of net investment income (%)	.41	*	.32	.81	1.18	1.08	1.14
Portfolio turnover rate (%)	16	**	34	115	11	36	38
a Based on average shares outstanding during the period. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$17.77		$17.07	$12.78	$11.36	$12.20	$10.03
Income (loss) from investment operations: Net investment incomea	.00	b	(.01)	.07	.10	.09	.08
Net realized and unrealized gain (loss)	1.49		.87	4.34	1.42	(.85)	2.19
Total from investment operations	1.49		.86	4.41	1.52	(.76)	2.27
Less distributions from: Net investment income	—		(.08)	(.12)	(.10)	(.08)	(.10)
Net realized gains	(1.55)		(.08)	—	—	—	—
Total distributions	(1.55)		(.16)	(.12)	(.10)	(.08)	(.10)
Net asset value, end of period	$17.71		$17.77	$17.07	$12.78	$11.36	$12.20
Total Return (%)	8.58	**	5.09	34.70	13.38	(6.33)	22.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		17	20	17	20	26
Ratio of expenses (%)	1.18	*	1.17	1.17	1.16	1.15	1.17
Ratio of net investment income (%)	.04	*	(.04)	.45	.81	.74	.79
Portfolio turnover rate (%)	16	**	34	115	11	36	38
a Based on average shares outstanding during the period. b Amount is less than $.005. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Value VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $33,116,868 and $49,079,547, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.84%
Class B	1.19%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $110,883, of which $18,961 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
Service to Shareholders	Total Aggregated	Unpaid at June 30, 2015
Class A	$311	$166
Class B	283	138
	$594	$304

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee aggregated $20,541, of which $3,469 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $6,275, of which $5,570 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 21%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 34%, 25% and 18%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,087.20	$1,085.80
Expenses Paid per $1,000*	$4.24	$6.10
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,020.73	$1,018.94
Expenses Paid per $1,000*	$4.11	$5.91

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	.82%	1.18%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Small Mid Cap Value VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2013. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SMCV-3 (R-028381-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series II

Deutsche Unconstrained Income VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
21 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
25 Notes to Financial Statements
34 Information About Your Fund's Expenses
35 Proxy Voting
36 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 1.10% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Unconstrained Income VIP

The unmanaged Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Unconstrained Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,107	$9,852	$10,945	$12,807	$17,599
	Average annual total return	1.07%	–1.48%	3.05%	5.07%	5.82%
Barclays U.S. Universal Index	Growth of $10,000	$10,030	$10,161	$10,716	$12,055	$15,802
	Average annual total return	0.30%	1.61%	2.33%	3.81%	4.68%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,990	$10,186	$10,558	$11,790	$15,438
	Average annual total return	–0.10%	1.86%	1.83%	3.35%	4.44%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Corporate Bonds	45%	52%
Government & Agency Obligations	16%	13%
Cash Equivalents	14%	17%
Mortgage-Backed Securities Pass-Throughs	9%	2%
Collateralized Mortgage Obligations	9%	3%
Loan Participations and Assignments	3%	4%
Municipal Bonds and Notes	2%	2%
Asset-Backed	1%	1%
Commercial Mortgage-Backed Securities	1%	1%
Exchange-Traded Fund	—	5%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

AAA	25%	8%
AA	1%	4%
A	5%	5%
BBB	16%	19%
BB	28%	32%
B	17%	19%
CCC or Below	4%	5%
Not Rated	4%	8%
	100%	100%

Interest Rate Sensitivity	6/30/15	12/31/14

Effective Maturity	7.6 years	5.7 years
Effective Duration	4.2 years	3.0 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Gary Russell, CFA

William Chepolis, CFA

John D. Ryan

Philip G. Condon

Darwei Kung

Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 49.4%
Consumer Discretionary 5.9%
Ally Financial, Inc.:
3.25%, 2/13/2018		35,000	34,781
4.125%, 3/30/2020 (b)		35,000	34,934
AMC Entertainment, Inc., 5.875%, 2/15/2022		30,000	30,450
AMC Networks, Inc., 7.75%, 7/15/2021		15,000	16,200
AmeriGas Finance LLC:
6.75%, 5/20/2020		70,000	73,675
7.0%, 5/20/2022		60,000	63,600
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		30,000	26,700
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		45,000	47,700
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		50,000	46,500
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		60,000	56,325
5.5%, 4/1/2023		30,000	29,625
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		40,000	39,039
5.165%, 8/1/2044		50,000	49,638
Block Communications, Inc., 144A, 7.25%, 2/1/2020		65,000	66,300
Boyd Gaming Corp., 6.875%, 5/15/2023		20,000	20,500
Cablevision Systems Corp., 5.875%, 9/15/2022		15,000	14,550
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		50,000	48,625
144A, 5.375%, 5/1/2025		35,000	34,081
144A, 5.875%, 5/1/2027		60,000	58,575
7.0%, 1/15/2019		9,000	9,349
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		89,000	80,823
144A, 6.375%, 9/15/2020		125,000	124,156
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		15,000	15,375
Series A, 7.625%, 3/15/2020		20,000	20,650
Series B, 7.625%, 3/15/2020		185,000	192,862
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,075
Crown Media Holdings, Inc., 10.5%, 7/15/2019		55,000	58,094
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		55,000	52,800
Dana Holding Corp., 5.5%, 12/15/2024		25,000	24,563
DISH DBS Corp.:
4.25%, 4/1/2018		40,000	40,700
5.0%, 3/15/2023		50,000	46,250
6.75%, 6/1/2021		10,000	10,425
7.125%, 2/1/2016		155,000	159,069
Family Tree Escrow LLC:
144A, 5.25%, 3/1/2020		50,000	52,312
144A, 5.75%, 3/1/2023		35,000	36,575
Fiat Chrysler Automobiles NV, 144A, 4.5%, 4/15/2020		45,000	44,775
General Motors Financial Co., Inc., 3.25%, 5/15/2018		15,000	15,341
		Principal Amount ($)(a)	Value ($)

Global Partners LP, 144A, 7.0%, 6/15/2023		30,000	29,475
Group 1 Automotive, Inc., 5.0%, 6/1/2022 (b)		60,000	59,700
HD Supply, Inc.:
7.5%, 7/15/2020		15,000	15,863
11.5%, 7/15/2020		45,000	51,975
Hertz Corp., 6.75%, 4/15/2019		50,000	51,595
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		20,000	21,000
iHeartCommunications, Inc.:
9.0%, 12/15/2019 (b)		70,000	66,710
11.25%, 3/1/2021		40,000	38,850
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019		25,000	22,375
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		5,000	5,000
144A, 7.0%, 9/1/2020		50,000	53,125
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		30,000	29,888
Mediacom Broadband LLC:
5.5%, 4/15/2021		5,000	4,875
6.375%, 4/1/2023		65,000	65,000
Mediacom LLC, 7.25%, 2/15/2022		20,000	20,950
MGM Resorts International:
6.75%, 10/1/2020 (b)		76,000	80,560
8.625%, 2/1/2019		85,000	96,050
New Red Finance, Inc., 144A, 4.625%, 1/15/2022		15,000	14,775
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		20,000	19,600
Numericable-SFR, 144A, 4.875%, 5/15/2019		70,000	69,300
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		20,000	21,225
Quebecor Media, Inc., 5.75%, 1/15/2023		30,000	29,925
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023		5,000	4,925
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		15,000	15,150
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		35,000	36,925
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		30,000	30,750
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		15,000	15,225
Springs Industries, Inc., 6.25%, 6/1/2021		35,000	34,212
Starz LLC, 5.0%, 9/15/2019		25,000	25,313
Suburban Propane Partners LP, 5.75%, 3/1/2025		20,000	19,950
Time Warner Cable, Inc., 7.3%, 7/1/2038		35,000	39,435
Time Warner, Inc.:
3.6%, 7/15/2025		30,000	29,180
4.85%, 7/15/2045		10,000	9,701
UCI International, Inc., 8.625%, 2/15/2019		20,000	17,800
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		30,000	29,775
144A, 8.5%, 10/15/2022		30,000	33,300
			2,990,449
		Principal Amount ($)(a)	Value ($)

Consumer Staples 3.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		250,000	221,430
Cencosud SA, 144A, 5.5%, 1/20/2021		250,000	262,673
Chiquita Brands International, Inc., 7.875%, 2/1/2021		11,000	11,853
Cott Beverages, Inc.:
5.375%, 7/1/2022		60,000	58,200
144A, 6.75%, 1/1/2020		25,000	25,938
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	88,613
HJ Heinz Co.:
144A, 3.95%, 7/15/2025 (c)		10,000	10,055
144A, 5.2%, 7/15/2045 (c)		5,000	5,124
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		70,000	72,450
144A, 7.75%, 10/28/2020		200,000	217,500
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		25,000	24,711
144A, 7.25%, 6/1/2021		80,000	84,300
144A, 8.25%, 2/1/2020		25,000	26,500
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		200,000	204,340
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		200,000	220,100
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		25,000	25,250
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		15,000	15,000
Reynolds American, Inc.:
4.45%, 6/12/2025		10,000	10,188
5.85%, 8/15/2045		10,000	10,489
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		10,000	8,500
Smithfield Foods, Inc., 6.625%, 8/15/2022		2,000	2,135
The WhiteWave Foods Co., 5.375%, 10/1/2022		30,000	31,650
			1,636,999
Energy 9.1%
Afren PLC, 144A, 10.25%, 4/8/2019*		140,000	61,600
Antero Resources Corp.:
5.125%, 12/1/2022		45,000	42,525
5.375%, 11/1/2021		35,000	33,600
144A, 5.625%, 6/1/2023		25,000	24,156
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		10,000	9,375
144A, 5.625%, 6/1/2024		15,000	13,913
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		30,000	23,400
6.75%, 11/1/2020		140,000	110,600
California Resources Corp.:
5.0%, 1/15/2020		20,000	17,600
5.5%, 9/15/2021		43,000	37,419
6.0%, 11/15/2024 (b)		15,000	12,900
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		30,000	30,075
Chaparral Energy, Inc., 7.625%, 11/15/2022		20,000	14,400
		Principal Amount ($)(a)	Value ($)

Chesapeake Energy Corp.:
5.75%, 3/15/2023 (b)		75,000	67,875
6.125%, 2/15/2021		5,000	4,700
6.625%, 8/15/2020		30,000	29,250
Concho Resources, Inc., 5.5%, 4/1/2023		70,000	70,000
Crestwood Midstream Partners LP:
6.125%, 3/1/2022		20,000	20,400
144A, 6.25%, 4/1/2023		10,000	10,400
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		200,000	201,000
Ecopetrol SA, 5.875%, 5/28/2045		250,000	220,625
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		75,000	74,625
144A, 8.125%, 9/15/2023		35,000	36,094
EP Energy LLC, 144A, 6.375%, 6/15/2023 (b)		25,000	25,062
EV Energy Partners LP, 8.0%, 4/15/2019		155,000	144,150
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		200,000	173,000
Gulfport Energy Corp., 144A, 6.625%, 5/1/2023		10,000	10,125
Halcon Resources Corp.:
144A, 8.625%, 2/1/2020		55,000	54,312
8.875%, 5/15/2021		10,000	6,575
9.75%, 7/15/2020		20,000	13,450
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		25,000	23,443
144A, 5.75%, 10/1/2025		40,000	38,400
Holly Energy Partners LP, 6.5%, 3/1/2020		20,000	19,950
Kinder Morgan, Inc.:
3.05%, 12/1/2019		75,000	74,917
5.55%, 6/1/2045		50,000	46,214
7.25%, 6/1/2018		55,000	62,029
Laredo Petroleum, Inc., 6.25%, 3/15/2023		35,000	35,612
Linn Energy LLC, 6.25%, 11/1/2019		25,000	19,563
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		40,000	38,500
144A, 7.0%, 3/31/2024		95,000	91,081
Memorial Resource Development Corp., 5.875%, 7/1/2022		25,000	24,143
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		40,000	41,500
Newfield Exploration Co., 5.375%, 1/1/2026		20,000	19,800
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		90,000	81,900
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		75,000	76,125
6.875%, 1/15/2023		30,000	29,625
Odebrecht Offshore Drilling Finance Ltd.:
144A, 6.625%, 10/1/2022		189,580	131,758
144A, 6.75%, 10/1/2022		229,775	164,864
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		200,000	179,000
ONEOK Partners LP, 4.9%, 3/15/2025		20,000	19,784
Pacific Rubiales Energy Corp., 144A, 5.375%, 1/26/2019		200,000	164,300
		Principal Amount ($)(a)	Value ($)

Parsley Energy LLC, 144A, 7.5%, 2/15/2022		5,000	5,073
Petrobras Global Finance BV, 6.85%, 6/5/2115		250,000	205,090
Range Resources Corp., 144A, 4.875%, 5/15/2025		25,000	24,285
Regency Energy Partners LP:
5.0%, 10/1/2022		15,000	15,237
5.875%, 3/1/2022		5,000	5,323
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		5,000	5,125
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		60,000	61,350
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		105,000	107,100
144A, 5.625%, 3/1/2025		30,000	29,700
SESI LLC, 7.125%, 12/15/2021		60,000	63,600
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		10,000	9,975
Sunoco LP, 144A, 6.375%, 4/1/2023		20,000	20,800
Talos Production LLC, 144A, 9.75%, 2/15/2018		60,000	52,200
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		10,000	9,900
TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		40,000	40,600
Tesoro Corp., 4.25%, 10/1/2017		35,000	35,700
Transocean, Inc., 4.3%, 10/15/2022		145,000	109,112
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		500,000	524,375
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		20,000	15,500
Whiting Petroleum Corp.:
5.75%, 3/15/2021		45,000	44,280
144A, 6.25%, 4/1/2023		115,000	114,137
Williams Partners LP:
4.0%, 9/15/2025		30,000	28,101
6.125%, 7/15/2022		55,000	58,437
WPX Energy, Inc., 5.25%, 1/15/2017		40,000	40,900
			4,601,614
Financials 7.5%
Assured Guaranty U.S. Holdings, Inc., 5.0%, 7/1/2024		2,000	1,962
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	210,400
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		250,000	249,300
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		200,000	180,440
Barclays Bank PLC, 7.625%, 11/21/2022		200,000	227,760
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		150,000	165,187
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		120,000	118,155
China Overseas Finance Cayman II Ltd., REG S, 5.5%, 11/10/2020		250,000	270,159
CIT Group, Inc.:
3.875%, 2/19/2019		145,000	143,912
5.0%, 5/15/2017		80,000	82,496
5.25%, 3/15/2018		90,000	93,037
CNO Financial Group, Inc.:
4.5%, 5/30/2020		10,000	10,150
5.25%, 5/30/2025		15,000	15,243
		Principal Amount ($)(a)	Value ($)

Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		500,000	520,000
E*TRADE Financial Corp., 4.625%, 9/15/2023		25,000	24,563
Equinix, Inc., (REIT), 5.375%, 4/1/2023		105,000	105,000
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		50,000	47,433
Hellas Telecommunications Finance, 144A, 8.011%**, 7/15/2015*	EUR	109,187	0
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		110,000	114,503
International Lease Finance Corp.:
3.875%, 4/15/2018		65,000	65,325
5.75%, 5/15/2016		20,000	20,500
6.25%, 5/15/2019		50,000	54,063
8.625%, 9/15/2015		40,000	40,500
8.75%, 3/15/2017		120,000	131,293
Legg Mason, Inc., 5.625%, 1/15/2044		45,000	48,012
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		200,000	224,731
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	8,881
Morgan Stanley, Series H, 5.45%, 7/29/2049		20,000	19,850
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		45,000	47,981
(REIT), 6.875%, 5/1/2021		50,000	52,813
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		65,000	63,824
Navient Corp., 5.5%, 1/25/2023 (b)		125,000	118,750
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		45,000	48,094
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		130,000	132,967
Popular, Inc., 7.0%, 7/1/2019		20,000	20,000
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		70,000	74,725
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		35,000	35,126
			3,787,135
Health Care 3.1%
AbbVie, Inc., 3.6%, 5/14/2025		20,000	19,768
Actavis Funding SCS, 4.75%, 3/15/2045		2,000	1,904
Alere, Inc., 144A, 6.375%, 7/1/2023		25,000	25,438
Community Health Systems, Inc.:
5.125%, 8/15/2018		185,000	189,625
5.125%, 8/1/2021		5,000	5,094
6.875%, 2/1/2022 (b)		30,000	31,650
7.125%, 7/15/2020		60,000	63,570
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		10,000	10,000
Endo Finance LLC:
144A, 5.375%, 1/15/2023		35,000	34,563
144A, 5.75%, 1/15/2022		35,000	35,438
144A, 6.0%, 2/1/2025		20,000	20,325
		Principal Amount ($)(a)	Value ($)

HCA, Inc.:
6.5%, 2/15/2020		210,000	234,675
7.5%, 2/15/2022		80,000	91,900
Hologic, Inc., 144A, 5.25%, 7/15/2022 (c)		10,000	10,213
LifePoint Health, Inc., 5.5%, 12/1/2021		35,000	36,137
Mallinckrodt International Finance SA:
4.75%, 4/15/2023		75,000	69,984
144A, 4.875%, 4/15/2020		20,000	20,351
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		55,000	58,712
Tenet Healthcare Corp.:
144A, 3.786%**, 6/15/2020		20,000	20,175
6.25%, 11/1/2018		80,000	86,900
144A, 6.75%, 6/15/2023		50,000	51,000
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		50,000	51,625
144A, 5.875%, 5/15/2023		40,000	41,000
144A, 6.125%, 4/15/2025		115,000	118,306
144A, 6.375%, 10/15/2020		35,000	36,859
144A, 6.75%, 8/15/2018		70,000	73,412
144A, 7.5%, 7/15/2021		140,000	150,675
			1,589,299
Industrials 4.3%
ADT Corp.:
3.5%, 7/15/2022 (b)		20,000	18,100
5.25%, 3/15/2020		40,000	41,900
6.25%, 10/15/2021		25,000	26,250
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		80,000	85,200
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		40,000	39,700
Belden, Inc., 144A, 5.5%, 9/1/2022		55,000	54,587
Bombardier, Inc.:
144A, 4.75%, 4/15/2019		20,000	19,450
144A, 5.5%, 9/15/2018		15,000	14,850
144A, 5.75%, 3/15/2022		55,000	48,950
144A, 6.0%, 10/15/2022		35,000	31,063
144A, 7.5%, 3/15/2025		10,000	9,075
144A, 7.75%, 3/15/2020		45,000	45,248
Casella Waste Systems, Inc., 7.75%, 2/15/2019		80,000	80,800
Covanta Holding Corp., 5.875%, 3/1/2024		30,000	29,925
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		35,000	36,225
D.R. Horton, Inc., 4.0%, 2/15/2020		10,000	9,947
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	24,469
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	149,500
EnerSys, 144A, 5.0%, 4/30/2023		5,000	4,945
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		15,000	15,038
Garda World Security Corp., 144A, 7.25%, 11/15/2021		45,000	43,200
Gates Global LLC, 144A, 6.0%, 7/15/2022		30,000	27,150
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		25,000	26,031
Masonite International Corp., 144A, 5.625%, 3/15/2023		25,000	25,406
		Principal Amount ($)(a)	Value ($)

Meritor, Inc.:
6.25%, 2/15/2024		30,000	29,625
6.75%, 6/15/2021		40,000	40,900
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		110,000	95,287
Noble Group Ltd., 144A, 6.625%, 8/5/2020		250,000	248,625
Nortek, Inc., 8.5%, 4/15/2021		75,000	80,062
Oshkosh Corp.:
5.375%, 3/1/2022		22,500	23,006
5.375%, 3/1/2025		5,000	5,000
Ply Gem Industries, Inc., 6.5%, 2/1/2022		60,000	58,850
SBA Communications Corp., 5.625%, 10/1/2019		30,000	31,200
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		40,000	41,300
Titan International, Inc., 6.875%, 10/1/2020 (b)		55,000	50,531
TransDigm, Inc.:
6.0%, 7/15/2022		40,000	39,500
6.5%, 7/15/2024		25,000	24,688
7.5%, 7/15/2021		125,000	134,375
Triumph Group, Inc., 5.25%, 6/1/2022		20,000	19,750
United Rentals North America, Inc.:
4.625%, 7/15/2023		20,000	19,612
7.375%, 5/15/2020		95,000	101,364
7.625%, 4/15/2022		95,000	102,837
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		30,000	31,688
XPO Logistics, Inc.:
144A, 6.5%, 6/15/2022		30,000	29,363
144A, 7.875%, 9/1/2019		35,000	37,401
			2,151,973
Information Technology 2.3%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		15,000	15,788
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		130,000	136,175
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		25,000	25,688
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		30,000	24,300
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (b)		40,000	28,400
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		20,000	19,550
CDW LLC, 6.0%, 8/15/2022		50,000	51,625
EarthLink Holdings Corp., 7.375%, 6/1/2020		30,000	31,200
Entegris, Inc., 144A, 6.0%, 4/1/2022		20,000	20,550
First Data Corp.:
144A, 6.75%, 11/1/2020		72,000	76,095
144A, 7.375%, 6/15/2019		17,000	17,672
144A, 8.75%, 1/15/2022		60,000	63,787
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		40,000	42,400
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		30,000	30,525
Italics Merger Sub, Inc., 144A, 7.125%, 7/15/2023		10,000	9,875
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	31,425
KLA-Tencor Corp., 4.65%, 11/1/2024		65,000	64,965
		Principal Amount ($)(a)	Value ($)

Micron Technology, Inc., 144A, 5.25%, 8/1/2023		30,000	28,762
NCR Corp.:
5.875%, 12/15/2021		10,000	10,300
6.375%, 12/15/2023		20,000	21,200
NXP BV, 144A, 3.75%, 6/1/2018		35,000	35,262
Open Text Corp., 144A, 5.625%, 1/15/2023		25,000	24,750
Project Homestake Merger Corp., 144A, 8.875%, 3/1/2023		20,000	19,400
Sanmina Corp., 144A, 4.375%, 6/1/2019		5,000	4,988
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		100,000	98,462
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		200,000	205,344
			1,138,488
Materials 4.7%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		200,000	194,307
ArcelorMittal, 5.125%, 6/1/2020		5,000	5,069
Ashland, Inc., 3.875%, 4/15/2018		20,000	20,550
AVINTIV Specialty Materials, Inc., 7.75%, 2/1/2019		30,000	30,900
Ball Corp., 5.25%, 7/1/2025		30,000	29,662
Berry Plastics Corp., 5.5%, 5/15/2022		60,000	60,225
Cascades, Inc., 144A, 5.5%, 7/15/2022		20,000	19,350
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		200,000	209,940
Chemours Co.:
144A, 6.625%, 5/15/2023		55,000	53,281
144A, 7.0%, 5/15/2025 (b)		10,000	9,700
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		25,000	24,500
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		40,000	42,000
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		5,000	4,975
Crown Americas LLC, 6.25%, 2/1/2021		10,000	10,425
Evolution Escrow Issuer LLC, 144A, 7.5%, 3/15/2022		30,000	28,425
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		5,000	4,838
144A, 7.0%, 2/15/2021		60,000	57,375
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		110,000	106,416
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		250,000	228,750
Greif, Inc., 7.75%, 8/1/2019		195,000	216,937
Hexion, Inc.:
6.625%, 4/15/2020		85,000	77,987
8.875%, 2/1/2018		60,000	54,150
Huntsman International LLC, 8.625%, 3/15/2021 (b)		10,000	10,524
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	43,300
Novelis, Inc., 8.75%, 12/15/2020		215,000	227,362
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		40,000	40,700
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022		25,000	25,813
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		235,000	240,875
6.875%, 2/15/2021		100,000	104,250
		Principal Amount ($)(a)	Value ($)

Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		30,000	29,100
Tronox Finance LLC, 6.375%, 8/15/2020		30,000	27,825
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		15,000	15,113
144A, 5.625%, 10/1/2024		5,000	5,063
Yamana Gold, Inc., 4.95%, 7/15/2024		120,000	115,588
			2,375,275
Telecommunication Services 7.2%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	2,000,000	123,404
AT&T, Inc.:
2.45%, 6/30/2020		20,000	19,605
3.4%, 5/15/2025		40,000	38,148
B Communications Ltd., 144A, 7.375%, 2/15/2021		35,000	37,538
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		15,000	15,019
Series W, 6.75%, 12/1/2023 (b)		35,000	35,109
CommScope, Inc.:
144A, 4.375%, 6/15/2020		15,000	15,150
144A, 5.0%, 6/15/2021		35,000	34,125
CyrusOne LP, 144A, 6.375%, 11/15/2022		30,000	31,050
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		35,000	33,240
144A, 8.25%, 9/30/2020		305,000	305,765
Frontier Communications Corp.:
6.25%, 9/15/2021		20,000	18,200
6.875%, 1/15/2025		85,000	71,081
7.125%, 1/15/2023		200,000	177,500
8.25%, 4/15/2017		62,000	66,650
8.5%, 4/15/2020		20,000	20,910
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		63,000	68,355
7.625%, 6/15/2021		40,000	44,008
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		55,000	48,703
7.25%, 10/15/2020		140,000	138,425
7.5%, 4/1/2021		215,000	212,581
Level 3 Financing, Inc.:
5.375%, 8/15/2022		90,000	90,900
144A, 5.375%, 5/1/2025 (b)		30,000	28,913
6.125%, 1/15/2021		20,000	20,974
7.0%, 6/1/2020		75,000	79,594
8.625%, 7/15/2020		50,000	53,435
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		200,000	198,500
Plantronics, Inc., 144A, 5.5%, 5/31/2023		10,000	10,125
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020 (b)		40,000	43,508
144A, 9.0%, 11/15/2018		175,000	197,620
Sprint Corp., 7.125%, 6/15/2024		200,000	185,520
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		15,000	15,488
6.375%, 3/1/2025		90,000	92,025
6.625%, 11/15/2020		65,000	67,600
Telefonica Celular del Paraguay SA, 144A, 6.75%, 12/13/2022		200,000	207,000
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		200,000	190,900
		Principal Amount ($)(a)	Value ($)

UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		27,000	29,160
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		9,000	9,585
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		200,000	176,460
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		30,000	31,350
Windstream Services LLC:
6.375%, 8/1/2023		40,000	32,550
7.75%, 10/15/2020 (b)		20,000	19,575
7.75%, 10/1/2021		55,000	50,325
7.875%, 11/1/2017		205,000	217,812
Zayo Group LLC:
144A, 6.0%, 4/1/2023 (b)		20,000	19,754
144A, 6.375%, 5/15/2025		30,000	29,100
			3,652,339
Utilities 2.1%
AES Corp.:
3.283%**, 6/1/2019		20,000	20,000
8.0%, 6/1/2020		175,000	202,125
Calpine Corp.:
5.375%, 1/15/2023		35,000	34,387
5.75%, 1/15/2025		35,000	34,038
Dynegy, Inc.:
144A, 7.375%, 11/1/2022		30,000	31,425
144A, 7.625%, 11/1/2024		50,000	52,875
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		100,000	105,000
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		145,000	152,975
Lamar Funding Ltd., 144A, 3.958%, 5/7/2025		250,000	243,125
NGL Energy Partners LP, 5.125%, 7/15/2019		30,000	29,925
NRG Energy, Inc.:
6.25%, 5/1/2024		100,000	99,250
7.875%, 5/15/2021		30,000	31,950
Talen Energy Supply LLC, 144A, 5.125%, 7/15/2019		30,000	29,400
			1,066,475
Total Corporate Bonds (Cost $25,453,883)			24,990,046

Mortgage-Backed Securities Pass-Throughs 10.3%
Federal Home Loan Mortgage Corp., 3.5%, 12/1/2042 (c)		1,500,000	1,542,656
Federal National Mortgage Association, 4.0%, 4/1/2042 (c)		1,000,000	1,059,375
Government National Mortgage Association, 3.5%, 5/1/2043 (c)		2,500,000	2,594,727
Total Mortgage-Backed Securities Pass-Throughs (Cost $5,222,266)			5,196,758

Asset-Backed 1.3%
Home Equity Loans 0.1%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		43,368	43,246
		Principal Amount ($)(a)	Value ($)

Miscellaneous 1.2%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.907%**, 1/17/2024		250,000	250,029
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		144,938	149,608
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		231,763	228,365
			628,002
Total Asset-Backed (Cost $668,682)			671,248

Commercial Mortgage-Backed Securities 1.0%
Commercial Mortgage Trust, "AM", Series 2007-GG11, 5.867%, 12/10/2049		290,000	311,068
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.186%**, 3/15/2018		80,000	80,024
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	130,650
Total Commercial Mortgage-Backed Securities (Cost $480,959)			521,742

Collateralized Mortgage Obligations 10.2%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.666%**, 2/25/2034		87,649	87,111
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 2.841%**, 12/25/2035		117,295	118,024
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		69,577	69,464
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		972,206	75,654
"ZT", Series 4165, 3.0%, 2/15/2043		287,272	273,119
"ZG", Series 4213, 3.5%, 6/15/2043		56,707	55,021
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		19,556	500
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		346,282	40,945
"DZ", Series 4253, 4.75%, 9/15/2043		1,073,446	1,201,000
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		81,448	6,597
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		130,413	10,329
"SP", Series 4047, Interest Only, 6.465%***, 12/15/2037		433,289	70,890
"JS", Series 3572, Interest Only, 6.615%***, 9/15/2039		539,310	83,244
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		179,886	37,056
"KZ", Series 2010-134, 4.5%, 12/25/2040		243,058	262,312
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		43,211	2,135
		Principal Amount ($)(a)	Value ($)

"PI", Series 2006-20, Interest Only, 6.493%***, 11/25/2030		345,266	55,865
"SI", Series 2007-23, Interest Only, 6.583%***, 3/25/2037		223,963	46,442
Freddie Mac Structured Agency Credit Risk Debt Notes, "M3", Series 2015-DN1, 4.335%**, 1/25/2025		750,000	757,082
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		2,135,708	293,072
"GC", Series 2010-101, 4.0%, 8/20/2040		200,000	210,201
"ME", Series 2014-4, 4.0%, 1/16/2044		400,000	428,425
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		296,134	52,377
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		496,459	100,892
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		90,233	18,337
"PZ", Series 2010-106, 4.75%, 8/20/2040		222,467	246,851
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		278,674	55,071
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		283,437	58,910
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		263,252	53,690
"AI", Series 2007-38, Interest Only, 6.275%***, 6/16/2037		73,133	12,901
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.631%**, 4/25/2036		253,010	230,428
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 2.521%**, 10/25/2033		60,212	60,002
Wells Fargo Mortgage-Backed Securities Trust, "2A3",Series 2004-EE, 2.695%**, 12/25/2034		87,574	86,938
Total Collateralized Mortgage Obligations (Cost $4,981,471)			5,160,885

Government & Agency Obligations 17.6%
Other Government Related (d) 0.4%
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	194,760
Sovereign Bonds 10.5%
Dominican Republic, 144A, 5.5%, 1/27/2025		100,000	100,250
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	250,000	79,815
Hashemite Kingdom of Jordan Government AID Bond, 3.0%, 6/30/2025		600,000	601,500
Indonesia Treasury Bond, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	100,562
Kingdom of Spain-Inflation Linked Bond, REG S, 144A, 1.0%, 11/30/2030	EUR	556,367	575,482
Republic of Argentina- Inflation Linked Bond, 5.83%, 12/31/2033	ARS	375	127
		Principal Amount ($)(a)	Value ($)

Republic of El Salvador:
144A, 6.375%, 1/18/2027		75,000	72,562
144A, 7.65%, 6/15/2035		100,000	100,500
Republic of Hungary:
4.0%, 3/25/2019		200,000	206,460
Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	46,927
Republic of Ireland, REG S, 2.0%, 2/18/2045	EUR	320,000	311,613
Republic of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027	NZD	1,100,000	806,736
Republic of Poland, Series 0725, 3.25%, 7/25/2025	PLN	360,000	95,494
Republic of Portugal, 144A, REG S, 4.1%, 2/15/2045	EUR	700,000	809,176
Republic of Singapore, 2.75%, 4/1/2042	SGD	300,000	210,380
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	212,517
144A, 5.5%, 10/26/2022		100,000	110,895
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	1,100,000	91,695
Series R186, 10.5%, 12/21/2026	ZAR	2,700,000	258,326
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	199,000
Republic of Turkey, 8.5%, 7/10/2019	TRY	280,000	101,548
Republic of Uruguay, 5.1%, 6/18/2050		40,000	38,100
United Mexican States, 4.6%, 1/23/2046		200,000	185,000
			5,314,665
U.S. Treasury Obligations 6.7%
U.S. Treasury Bills:
0.06%****, 8/13/2015 (e)		254,000	254,000
0.07%****, 12/3/2015 (e)		501,000	500,908
U.S. Treasury Bonds:
2.5%, 2/15/2045		21,000	18,482
3.125%, 8/15/2044		80,400	80,532
3.625%, 2/15/2044		36,000	39,580
U.S. Treasury Notes:
1.0%, 8/31/2016 (f)		1,630,000	1,641,717
1.0%, 9/30/2016		500,000	503,789
1.5%, 5/31/2019		232,600	233,890
1.625%, 6/30/2019		19,000	19,180
1.625%, 12/31/2019		109,000	109,451
2.125%, 5/15/2025		5,000	4,909
			3,406,438
Total Government & Agency Obligations (Cost $9,305,798)			8,915,863

Loan Participations and Assignments 3.6%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		103,950	103,858
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		58,945	59,117
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		195,000	193,635
		Principal Amount ($)(a)	Value ($)

CSC Holdings, Inc., Term Loan B, 2.687%, 4/17/2020		94,663	93,834
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		69,300	69,426
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		183,333	184,059
HJ Heinz Co., Term Loan B2, 3.25%, 6/5/2020		163,781	163,997
Level 3 Financing, Inc., Term Loan B2, 3.5%, 5/31/2022		60,000	59,669
MacDermid, Inc.:
Term Loan B2, 4.75%, 6/7/2020		30,000	30,171
First Lien Term Loan, 4.5%, 6/7/2020		53,900	54,112
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		254,078	249,246
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		116,633	115,870
Par Pharmaceutical Companies, Inc., Term Loan B2, 4.0%, 9/30/2019		116,259	116,383
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		88,425	87,237
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.5%, 2/13/2019		137,133	136,982
Term Loan B, 3.5%, 12/11/2019		115,706	115,553
Total Loan Participations and Assignments (Cost $1,840,403)			1,833,149

Municipal Bonds and Notes 1.8%
Chicago, IL, Airport Revenue, O'Hare International Airport, Series B, 6.0%, 1/1/2041		145,000	168,832
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028		300,000	325,497
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		145,000	158,950
Port Authority of New York & New Jersey, 4.926%, 10/1/2051		260,000	274,048
Total Municipal Bonds and Notes (Cost $849,814)			927,327

Convertible Bond 0.4%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (Cost $117,596)		120,175	219,620

Preferred Security 0.2%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $60,889)		95,000	86,450

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (g)	1	2,115
	Shares	Value ($)

Industrials 0.0%
Congoleum Corp.*	2,500	0
Quad Graphics, Inc.	24	444
		444
Materials 0.0%
GEO Specialty Chemicals, Inc.*	13,196	9,258
Total Common Stocks (Cost $25,206)		11,817

Preferred Stock 0.1%
Consumer Discretionary
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $41,756)	45	45,696

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $17,432)	85	500

	Contract Amount	Value ($)

Call Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	1,300,000	4,805
Pay Fixed Rate — 4.19% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	1,500,000	9,733
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	1,400,000	7,406
Total Call Options Purchased (Cost $191,320)		21,944

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	1,500,000	22,196
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	1,400,000	25,095
Total Put Options Purchased (Cost $98,573)		47,291

	Shares	Value ($)

Securities Lending Collateral 1.4%
Daily Assets Fund Institutional, 0.16% (h) (i) (Cost $717,278)	717,278	717,278

Cash Equivalents 15.2%
Central Cash Management Fund, 0.09% (h) (Cost $7,670,269)	7,670,269	7,670,269

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $57,743,595)†	112.7	57,037,883
Other Assets and Liabilities, Net	(12.7)	(6,437,586)
Net Assets	100.0	50,600,297

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Afren PLC*	10.25%	4/8/2019	USD	140,000	152,586	61,600
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	100,000	60,368	105,000
Hellas Telecommunications Finance*	8.011%	7/15/2015	EUR	109,187	32,169	0
					245,123	166,600

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2015.

*** These securities are shown at their current rate as of June 30, 2015.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $57,739,660. At June 30, 2015, net unrealized depreciation for all securities based on tax cost was $701,777. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,035,446 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,737,223.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $693,496, which is 1.4% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government-sponsored enterprises.

(e) At June 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At June 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	5,273	2,115	.00

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2015 is 0.28%.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At June 30, 2015, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	AUD	9/15/2015	12	1,159,746	5,859
10 Year U.S. Treasury Note	USD	9/21/2015	3	378,516	(2,912)
Euro-BUXL 30 Year German Government Bond	EUR	9/8/2015	6	994,267	(11,425)
Total net unrealized depreciation					(8,478)

At June 30, 2015, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	9/21/2015	10	1,120,897	(11,175)
10 Year U.S. Treasury Note	USD	9/21/2015	6	757,031	657
Euro-Bund German Federal Government Bond	EUR	9/8/2015	8	1,355,657	(16,066)
Ultra Long U.S. Treasury Bond	USD	9/21/2015	28	4,313,750	119,853
Total net unrealized appreciation					93,269

At June 30, 2015, open written options contracts were as follows:
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 3.19% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000	2	2/1/2017	50,400	(18,581)
Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000	3	2/1/2017	50,631	(15,767)
Receive Fixed — 4.22% – Pay Floating — 3-Month LIBOR	4/22/2016 4/22/2026	1,300,000	1	4/20/2016	46,345	(1,416)
Total Call Options					147,376	(35,764)
Put Options Pay Fixed — 3.19% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000	2	2/1/2017	50,400	(36,599)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000	3	2/1/2017	50,631	(41,642)
Total Put Options					101,031	(78,241)
Total					248,407	(114,005)

(j) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2015 was $134,402.

At June 30, 2015, open credit default swap contracts purchased were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation	Value ($)	Unrealized Appreciation ($)
3/20/2015 6/20/2020	2,970,000	5.0%	Markit Dow Jones CDX North America High Yield Index	(190,843)	1,473

At June 30, 2015, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
6/20/2013 9/20/2018	100,000	4	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, B+	6,394	3,830	2,564
1/21/2015 3/20/2020	45,000	5	5.0%	General Motors Corp., 6.25%, 10/2/2043, BBB–	7,503	6,762	741
4/15/2015 6/20/2020	30,000	6	5.0%	CCO Holdings LLC, 7.25%, 10/30/2017, BB–	2,940	2,867	73
Total unrealized appreciation							3,378

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At June 30, 2015, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/18/2017	3,600,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(25,832)	(29,430)
12/16/2015 9/16/2020	2,000,000	Floating — 3-Month LIBOR	Fixed — 2.214%	23,131	24,103
9/16/2015 9/16/2020	3,807,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(68,150)	(1,223)
6/17/2015 6/18/2025	4,000,000	Fixed — 2.404%	Floating — 3-Month LIBOR	11,503	11,503
12/16/2015 9/16/2025	3,000,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(17,783)	(876)
12/16/2015 9/17/2035	200,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(877)	3,216
9/16/2015 9/16/2045	900,000	Floating — 3-Month LIBOR	Fixed — 3.0%	9,189	(8,313)
12/16/2015 9/18/2045	500,000	Floating — 3-Month LIBOR	Fixed — 2.998%	1,624	(14,745)
Total net unrealized depreciation					(15,765)

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Bank of America

5 Credit Suisse

6 Barclays Bank PLC

As of June 30, 2015, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
KRW	584,831,000	JPY	65,000,000	7/9/2015	6,937	Nomura International PLC
KRW	584,837,500	JPY	65,000,000	7/9/2015	6,931	Australia & New Zealand Banking Group Ltd.
AUD	497,075	GBP	250,000	7/9/2015	9,428	Morgan Stanley
AUD	497,065	GBP	250,000	7/9/2015	9,436	Commonwealth Bank of Australia
USD	1,195,438	JPY	150,000,000	7/9/2015	30,300	Barclays Bank PLC
SEK	4,144,496	EUR	450,000	7/9/2015	1,721	Societe Generale
SEK	4,143,681	EUR	450,000	7/9/2015	1,820	Morgan Stanley
SEK	4,179,600	NOK	4,000,000	7/9/2015	5,849	Crédit Agricole CIB
SEK	4,192,876	NOK	4,000,000	7/9/2015	4,248	Morgan Stanley
JPY	65,000,000	KRW	593,580,000	7/9/2015	905	Nomura International PLC
JPY	65,000,000	KRW	593,547,500	7/9/2015	876	Australia & New Zealand Banking Group Ltd.
EUR	700,000	USD	790,939	7/9/2015	10,467	BNP Paribas
NZD	500,000	USD	349,950	7/9/2015	11,335	Macquarie Bank Ltd.
NZD	200,000	USD	138,783	7/9/2015	3,337	National Australia Bank Ltd.
USD	1,186,326	EUR	1,102,200	7/13/2015	42,645	Societe Generale
EUR	839,000	USD	939,811	7/13/2015	4,313	Societe Generale
EUR	161,000	USD	179,761	7/13/2015	243	UBS AG
SEK	5,150,000	USD	623,198	7/13/2015	1,829	Societe Generale
SGD	589,000	USD	439,836	7/13/2015	2,592	Societe Generale
USD	1,316,652	SEK	11,133,700	7/13/2015	26,677	Societe Generale
USD	335,966	EUR	302,000	7/13/2015	769	UBS AG
NZD	1,192,000	USD	838,495	7/13/2015	31,520	Societe Generale
PLN	410,000	USD	109,503	8/10/2015	581	Citigroup, Inc.
USD	585,811	ZAR	7,200,000	8/14/2015	1,314	BNP Paribas
MXN	4,050,000	USD	261,827	8/14/2015	4,989	BNP Paribas
MXN	2,042,900	USD	130,856	8/14/2015	1,301	JPMorgan Chase Securities, Inc.
COP	945,000,000	USD	370,376	8/18/2015	9,578	BNP Paribas
Total unrealized appreciation					231,941

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	650,000	USD	519,925	7/9/2015	(441)	Morgan Stanley
CAD	650,000	USD	520,000	7/9/2015	(366)	Macquarie Bank Ltd.
GBP	500,000	USD	780,635	7/9/2015	(4,950)	Morgan Stanley
JPY	150,000,000	USD	1,221,275	7/9/2015	(4,463)	Nomura International PLC
USD	350,959	CAD	426,243	7/13/2015	(9,742)	Societe Generale
NOK	5,952,000	USD	734,558	7/13/2015	(24,392)	BNP Paribas
SGD	396,000	USD	291,463	7/13/2015	(2,508)	UBS AG
EUR	2,591,700	USD	2,783,450	7/13/2015	(106,336)	Citigroup, Inc.
CAD	426,243	USD	338,834	7/13/2015	(2,383)	Citigroup, Inc.
SEK	11,136,000	USD	1,277,009	7/13/2015	(66,597)	Barclays Bank PLC
USD	786,485	NOK	5,952,000	7/13/2015	(27,534)	Barclays Bank PLC
USD	359,328	EUR	322,000	7/13/2015	(293)	Citigroup, Inc.
USD	633,438	SEK	5,152,300	7/13/2015	(11,791)	Barclays Bank PLC
USD	210,101	SGD	283,000	7/13/2015	(16)	Barclays Bank PLC
TRY	280,000	USD	100,736	7/20/2015	(3,085)	BNP Paribas
ZAR	10,420,000	USD	830,525	8/14/2015	(19,175)	BNP Paribas
USD	193,496	TRY	525,000	8/14/2015	(197)	Nomura International PLC
USD	258,865	MXN	4,050,000	8/14/2015	(2,026)	BNP Paribas
TRY	525,000	USD	186,839	8/14/2015	(6,459)	Nomura International PLC
ILS	950,000	USD	247,919	8/14/2015	(3,844)	Nomura International PLC
Total unrealized depreciation					(296,598)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
COP Colombian Peso
EUR Euro
GBP British Pound
HUF Hungarian Forint
IDR Indonesian Rupiah
ILS Israeli Shekel
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
PLN Polish Zloty
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$24,990,046	$0	$24,990,046
Mortgage-Backed Securities Pass-Throughs	—	5,196,758	—	5,196,758
Asset-Backed	—	671,248	—	671,248
Commercial Mortgage-Backed Securities	—	521,742	—	521,742
Collateralized Mortgage Obligations	—	5,160,885	—	5,160,885
Government & Agency Obligations	—	8,915,863	—	8,915,863
Loan Participations and Assignments	—	1,833,149	—	1,833,149
Municipal Bonds and Notes	—	927,327	—	927,327
Convertible Bond	—	—	219,620	219,620
Preferred Security	—	86,450	—	86,450
Common Stocks (m)	444	—	11,373	11,817
Preferred Stock	—	45,696	—	45,696
Warrant	—	—	500	500
Short-Term Investments (m)	8,387,547	—	—	8,387,547
Derivatives (n) Purchased Options	—	69,235	—	69,235
Futures Contracts	126,369	—	—	126,369
Credit Default Swap Contracts	—	4,851	—	4,851
Interest Rate Swap Contracts	—	38,822	—	38,822
Forward Foreign Currency Exchange Contracts	—	231,941	—	231,941
Total	$8,514,360	$48,694,013	$231,493	$57,439,866
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n) Futures Contracts	$(41,578)	$—	$—	$(41,578)
Written Options	—	(114,005)	—	(114,005)
Interest Rate Swap Contracts	—	(54,587)	—	(54,587)
Forward Foreign Currency Exchange Contracts	—	(296,598)	—	(296,598)
Total	$(41,578)	$(465,190)	$—	$(506,768)

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $49,356,048) — including $693,496 of securities loaned	$48,650,336
Investment in Daily Assets Fund Institutional (cost $717,278)*	717,278
Investment in Central Cash Management Fund (cost $7,670,269)	7,670,269
Total investments in securities, at value (cost $57,743,595)	57,037,883
Foreign currency, at value (cost $433,857)	434,799
Receivable for investments sold	493,336
Receivable for investments sold — when-issued/delayed delivery securities	1,031,265
Receivable for Fund shares sold	9,215
Receivable for variation margin on centrally cleared swaps	13,773
Interest receivable	526,035
Unrealized appreciation on bilateral swap contracts	3,378
Unrealized appreciation on forward foreign currency exchange contracts	231,941
Upfront payments paid on bilateral swap contracts	13,459
Foreign taxes recoverable	4,132
Other assets	538
Total assets	$59,799,754
Liabilities
Cash overdraft	14,000
Payable upon return of securities loaned	717,278
Payable for investments purchased	1,626,592
Payable for investments purchased — when-issued/delayed delivery securities	6,286,306
Payable for Fund shares redeemed	38,866
Payable for variation margin on futures contracts	3,483
Options written, at value (premiums received $248,407)	114,005
Unrealized depreciation on forward foreign currency exchange contracts	296,598
Accrued management fee	5,774
Accrued Trustees' fees	233
Other accrued expenses and payables	96,322
Total liabilities	9,199,457
Net assets, at value	$50,600,297
Net Assets Consist of
Undistributed net investment income	1,001,827
Net unrealized appreciation (depreciation) on: Investments	(705,712)
Swap contracts	(10,914)
Futures	84,791
Foreign currency	(64,424)
Written options	134,402
Accumulated net realized gain (loss)	(1,365,433)
Paid-in capital	51,525,760
Net assets, at value	$50,600,297
Class A Net Asset Value, offering and redemption price per share ($50,600,297 ÷ 4,652,647 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.88

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $615)	$1,114,039
Dividends	7,040
Income distributions — Central Cash Management Fund	2,968
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,329
Total income	1,125,376
Expenses: Management fee	142,074
Administration fee	25,832
Services to shareholders	405
Custodian fee	34,093
Professional fees	41,715
Reports to shareholders	12,218
Trustees' fees and expenses	2,172
Pricing fee	23,079
Other	1,821
Total expenses before expense reductions	283,409
Expense reductions	(102,450)
Total expenses after expense reductions	180,959
Net investment income	944,417
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(569,008)
Swap contracts	54,154
Futures	(230,208)
Foreign currency	499,009
(246,053)
Change in net unrealized appreciation (depreciation) on: Investments	(163,772)
Swap contracts	(39,284)
Futures	100,327
Written options	17,693
Foreign currency	(46,411)
(131,447)
Net gain (loss)	(377,500)
Net increase (decrease) in net assets resulting from operations	$566,917

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$944,417	$2,471,475
Operations: Net investment income	$944,417	$2,471,475
Net realized gain (loss)	(246,053)	(166,856)
Change in net unrealized appreciation (depreciation)	(131,447)	(970,135)
Net increase (decrease) in net assets resulting from operations	566,917	1,334,484
Distributions to shareholders from: Net investment income: Class A	(2,026,151)	(2,905,554)
Total distributions	(2,026,151)	(2,905,554)
Fund share transactions: Class A Proceeds from shares sold	1,217,200	3,829,411
Reinvestment of distributions	2,026,151	2,905,554
Payments for shares redeemed	(4,769,449)	(12,535,275)
Net increase (decrease) in net assets from Class A share transactions	(1,526,098)	(5,800,310)
Increase (decrease) in net assets	(2,985,332)	(7,371,380)
Net assets at beginning of period	53,585,629	60,957,009
Net assets at end of period (including undistributed net investment income of $1,001,827 and $2,083,561, respectively)	$50,600,297	$53,585,629
Other Information
Class A Shares outstanding at beginning of period	4,786,192	5,284,551
Shares sold	109,414	334,959
Shares issued to shareholders in reinvestment of distributions	184,028	258,501
Shares redeemed	(426,987)	(1,091,819)
Net increase (decrease) in Class A shares	(133,545)	(498,359)
Shares outstanding at end of period	4,652,647	4,786,192

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.20		$11.53	$12.60	$11.90	$11.96	$11.61
Income (loss) from investment operations: Net investment incomea	.20		.49	.49	.57	.63	.66
Net realized and unrealized gain (loss)	(.07)		(.23)	(.59)	.92	(.01)	.47
Total from investment operations	.13		.26	(.10)	1.49	.62	1.13
Less distributions from: Net investment income	(.45)		(.59)	(.62)	(.76)	(.68)	(.78)
Net realized gains	—		—	(.35)	(.03)	—	—
Total distributions	(.45)		(.59)	(.97)	(.79)	(.68)	(.78)
Net asset value, end of period	$10.88		$11.20	$11.53	$12.60	$11.90	$11.96
Total Return (%)b	1.07	**	2.23	(1.04)	13.08	5.31	10.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51		54	61	73	69	76
Ratio of expenses before expense reductions (%)	1.10	*	1.08	1.02	.99	.99	.95
Ratio of expenses after expense reductions (%)	.70	*	.77	.74	.77	.79	.86
Ratio of net investment income (%)	3.66	*	4.23	4.16	4.72	5.38	5.62
Portfolio turnover rate (%)	108	**	185	183	164	144	167
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2014, the Fund had net tax basis capital loss carryforwards of approximately $1,129,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($829,000) and long-term losses ($300,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $13,300,000 to $18,007,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default on fund securities.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $2,970,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $145,000 to $445,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the six months ended June 30, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of the open purchased option contracts as of June 30, 2015 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $114,000 to $152,000, and purchased option contracts had a total value generally indicative of a range from approximately $69,000 to $121,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,533,000 to $4,992,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,123,000 to $18,678,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2015, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2015, is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,466,000 to $19,951,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $7,413,000 to $14,683,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $4,905,000 to approximately to $9,640,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$69,235	$—	$38,822	$126,369	$234,426
Credit Contracts (a) (b)	—	—	4,851	—	4,851
Foreign Exchange Contracts (c)	—	231,941	—	—	231,941
	$69,235	$231,941	$43,673	$126,369	$471,218
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts, respectively
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(114,005)	$—	$(54,587)	$(41,578)	$(210,170)
Foreign Exchange Contracts (c)	—	(296,598)	—	—	(296,598)
	$(114,005)	$(296,598)	$(54,587)	$(41,578)	$(506,768)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Options written, at value
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$1,953	$(230,208)	$(228,255)
Credit Contracts (a)	—	52,201	—	52,201
Foreign Exchange Contracts (b)	466,131	—	—	466,131
	$466,131	$54,154	$(230,208)	$290,077
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(24,710)	$17,693	$—	$(22,256)	$100,327	$71,054
Credit Contracts (a)	—	—	—	(17,028)	—	(17,028)
Foreign Exchange Contracts (b)	—	—	(49,851)	—	—	(49,851)
	$(24,710)	$17,693	$(49,851)	$(39,284)	$100,327	$4,175
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$7,807	$—	$—	$7,807
Bank of America	2,564	—	—	2,564
Barclays Bank PLC	30,373	(30,373)	—	—
BNP Paribas	58,849	(58,849)	—	—
Crédit Agricole CIB	5,849	—	—	5,849
Citigroup, Inc.	581	(581)	—	—
Commonwealth Bank of Australia	9,436	—	—	9,436
Credit Suisse	741	—	—	741
JPMorgan Chase Securities, Inc.	33,230	(33,230)	—	—
Macquarie Bank Ltd.	11,335	(366)	—	10,969
Morgan Stanley	15,496	(5,391)	—	10,105
National Australia Bank Ltd.	3,337	—	—	3,337
Nomura International PLC	12,647	(12,647)	—	—
Societe Generale	111,297	(9,742)	—	101,555
UBS AG	1,012	(1,012)	—	—
	$304,554	$(152,191)	$—	$152,363
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$105,938	$(30,373)	$—	$75,565
BNP Paribas	106,087	(58,849)	—	47,238
Citigroup, Inc.	109,012	(581)	—	108,431
JPMorgan Chase Securities, Inc.	55,180	(33,230)	—	21,950
Macquarie Bank Ltd.	366	(366)	—	—
Morgan Stanley	5,391	(5,391)	—	—
Nomura International PLC	16,379	(12,647)	—	3,732
Societe Generale	9,742	(9,742)	—	—
UBS AG	2,508	(1,012)	—	1,496
	$410,603	$(152,191)	$—	$258,412

C. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $50,977,268 and $47,068,467, respectively. Purchases and sales of U.S. Treasury obligations aggregated $3,370,281 and $2,710,919, respectively.

For the six months ended June 30, 2015, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	4,100,000	$248,407
Outstanding, end of period	4,100,000	$248,407

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.70%.

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed amounted to $102,450.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $25,832, of which $4,175 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC aggregated $73, of which $36 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,752, of which $7,225 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $116.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At June 30, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 68% and 29%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,010.70
Expenses Paid per $1,000*	$3.49
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,021.32
Expenses Paid per $1,000*	$3.51

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Unconstrained Income VIP	.70%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Unconstrained Income VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2UI-3 (R-028389-4 8/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series II

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 21, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 21, 2015